UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Artiva Biotherapeutics, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Artiva Biotherapeutics, Inc.

5505 Morehouse Drive, Suite 100

San Diego, California 92121

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On September 8, 2026

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders (the Annual Meeting) of Artiva Biotherapeutics, Inc., a Delaware corporation (the Company). The meeting will be held on Tuesday, September 8, 2026, at 2:00 p.m. Pacific Time. The Annual Meeting will be a virtual meeting of stockholders, which will be conducted only via a live audio webcast. You will be able to attend the Annual Meeting, submit your questions and vote online during the meeting by visiting www.proxydocs.com/ARTV. A complete list of record stockholders will be available for examination on a reasonably accessible electronic network by any stockholder for any purpose germane to the Annual Meeting for a period of ten days ending on the day before the Annual Meeting date. If you would like to view the list, please email us at ir@artivabio.com. The meeting will be held for the following purposes:

1.
To elect two Class II directors named in this proxy statement to hold office until the 2029 Annual Meeting of Stockholders and their respective successors are duly elected and qualified, or until their earlier death, resignation or removal.
2.
To ratify the appointment by the Audit Committee of the Board of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.
3.
To approve an amendment to the Company’s 2024 Equity Incentive Plan, as amended (the 2024 Plan) to, among other things, increase the aggregate number of shares of common stock authorized for issuance under the plan by 5,097,095 shares and include in the calculation of the share reserve increase shares of common stock issuable upon exercise of pre-funded warrants.
4.
To conduct any other business properly brought before the meeting.

These items of business are more fully described in the proxy statement accompanying these proxy materials.

The Annual Meeting will be held virtually through a live webcast. Stockholders of record at the close of business on July 20, 2026, and their proxy holders will be able to attend the Annual Meeting, submit questions and vote during the live webcast by visiting www.proxydocs.com/ARTV and entering the Control Number included in your proxy card, voting instruction form, or in the instructions that you received via email. Please refer to the additional logistical details and recommendations in the accompanying proxy statement. You may log-in beginning at 1:45 p.m. Pacific Time, on Tuesday, September 8, 2026.

Only stockholders of record at the close of business on July 20, 2026, and their proxy holders may vote at the meeting or any adjournment thereof.

By Order of the Board of Directors

/s/ Fred Aslan, M.D.
Fred Aslan, M.D.
Chief Executive Officer
San Diego, California
August 3, 2026

Important Notice Regarding the Availability of Proxy Materials for the Stockholders’ Meeting to Be Held

on Tuesday, September 8, 2026, at 2:00 p.m. Pacific Time at www.proxydocs.com/ARTV.

The proxy statement and annual report to stockholders are available at

investors.artivabio.com/financials/sec-filings and www.proxydocs.com/ARTV.

You are cordially invited to attend the meeting online. Whether or not you expect to attend the meeting, please vote over the telephone or the internet as instructed in these materials, or, if you receive a paper proxy card by mail, by completing and returning the enclosed proxy, as promptly as possible in order to ensure your representation at the meeting. Even if you have voted by proxy, you may still vote online if you attend the meeting.

Artiva Biotherapeutics, Inc.

PROXY STATEMENT

FOR THE 2026 ANNUAL MEETING OF STOCKHOLDERS

i

TABLE OF CONTENTS

(continued)

ii

Artiva Biotherapeutics, Inc.

5505 Morehouse Drive, Suite 100

San Diego, California 92121

PROXY STATEMENT

FOR THE 2026 ANNUAL MEETING OF STOCKHOLDERS

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why am I receiving these materials?

We have sent you these proxy materials because the board of directors (the Board) of Artiva Biotherapeutics, Inc. (sometimes referred to as the Company or Artiva) is soliciting your proxy to vote at the 2026 Annual Meeting of Stockholders, including at any adjournments or postponements of the meeting. You are invited to attend the annual meeting online to vote on the proposals described in this Proxy Statement. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card, or follow the instructions below to submit your proxy over the phone or through the internet.

We intend to first mail these proxy materials on or about August 3, 2026 to all stockholders of record entitled to vote at the annual meeting.

How do I attend the Annual Meeting?

This year’s Annual Meeting will be a virtual meeting, which will be conducted entirely online via audio webcast to allow greater participation. You may attend, vote and ask questions at the Annual Meeting by following the instructions provided on the proxy card or voting instruction form to log in to www.proxydocs.com/ARTV. If you are a stockholder of record, you will be asked to provide the control number from your proxy card. If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, follow the instructions from your broker or bank.

The audio webcast of the Annual Meeting will begin promptly at 2:00 p.m. Pacific Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 1:45 p.m. Pacific Time, and you should allow reasonable time for the check-in procedures.

You are entitled to attend the Annual Meeting if you were a stockholder as of the close of business on July 20, 2026 (the Record Date) or hold a valid proxy for the meeting. To be admitted to the Annual Meeting, you will need to visit www.proxydocs.com/ARTV and enter the Control Number found next to the label “Control Number” on your proxy card or voting instruction form, or in the email sending you this proxy statement. If you are a beneficial stockholder, you should contact the bank, broker or other institution where you hold your account well in advance of the meeting if you have questions about obtaining your control number/ proxy to vote.

Whether or not you participate in the Annual Meeting, it is important that you vote your shares.

What if I cannot find my Control Number?

If you are a stockholder of record, you will need to contact the Company by email at ir@artivabio.com and request your Control Number prior to the Annual Meeting.

If you are a beneficial owner (that is, you hold your shares in an account at a bank, broker or other holder of record), you will need to contact that bank, broker or other holder of record to obtain your Control Number prior to the Annual Meeting.

Where can we get technical assistance if we are having trouble accessing the meeting or during the meeting?

If you have difficulty accessing the meeting or during the meeting, please refer to the technical support telephone number posted on the virtual meeting website login page, where technicians will be available to help you.

For the Annual Meeting, how do we ask questions of management and the Board?

Stockholders may submit questions relevant to the proposals to be voted on at the Annual Meeting for approximately five days in advance of the Annual Meeting through www.proxydocs.com/ARTV. We plan to spend up to 15 minutes answering appropriate stockholder questions at the conclusion of the Annual Meeting and will include as many stockholder questions that comply with the rules of conduct for the Annual Meeting as the allotted time permits. If we receive substantially similar questions, we will group such questions together and provide a single response to avoid repetition. Questions that are not relevant to the proposals to be voted on at the Annual Meeting will not be responded to. Questions may be submitted during the Annual Meeting through www.proxydocs.com/ARTV.

Who can vote at the annual meeting?

Only stockholders of record at the close of business on July 20, 2026, will be entitled to vote at the Annual Meeting.

Stockholder of Record: Shares Registered in Your Name

If on July 20, 2026, your shares were registered directly in your name with Artiva Biotherapeutics, Inc.’s transfer agent, Equiniti Trust Company, LLC, then you are a stockholder of record. As a stockholder of record, you may vote online at the meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to fill out and return the enclosed proxy card, vote by proxy over the telephone, or vote by proxy through the internet to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on July 20, 2026, your shares were held, not in your name, but rather in an account at a brokerage firm, bank or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials should be forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank or other agent regarding how to vote the shares in your account. You must follow the instructions provided by your brokerage firm, bank, or other similar organization for your bank, broker or other stockholder of record to vote your shares per your instructions. Alternatively, many brokers and banks provide the means to grant proxies or otherwise instruct them to vote your shares by telephone and via the Internet, including by providing you with a control number via email or on your proxy card or your voting instruction form. If your shares are held in an account with a broker, bank or other stockholder of record providing such a service, you may instruct them to vote your shares by telephone (by calling the number provided in the proxy materials) or over the Internet as instructed by your broker, bank or other stockholder of record. If you did not receive a control number via email or on your proxy card or voting instruction form, and you wish to vote prior to or at the virtual Annual Meeting, you must follow the instructions from your broker, bank or other stockholder of record, including any requirement to obtain a valid legal proxy. Many brokers, banks and other stockholders of record allow a beneficial owner to obtain a valid legal proxy either online or by mail, and we recommend that you contact your broker, bank or other stockholder of record to do so.

What am I voting on?

There are three matters scheduled for a vote:

•
To elect two Class II directors named in this proxy statement to hold office until the 2029 Annual Meeting of Stockholders and their respective successors are duly elected and qualified, or until their earlier death, resignation or removal. (Proposal 1);
•
To ratify the appointment by the Audit Committee of the Board of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. (Proposal 2); and
•
To approve an amendment to the 2024 Plan to, among other things, increase the aggregate number of shares of common stock authorized for issuance under the plan by 5,097,095 shares and include in the calculation of the share reserve increase shares of common stock issuable upon exercise of pre-funded warrants (Proposal 3).

What if another matter is properly brought before the meeting?

The Board does not know of any other matters to be brought before the meeting. If other matters are presented, the proxy holders have discretionary authority to vote all proxies in accordance with their best judgment. Discretionary authority for them to do so is provided for in the proxy card.

How do I vote?

For Proposal 1, you may either vote “For” the nominee to the Board or you may “Withhold” your vote for the nominee to the Board. For each of the other matters to be voted on, you may vote “For” or “Against” or abstain from voting.

The procedures for voting are fairly simple:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote at the Annual Meeting, you may vote by proxy using the enclosed proxy card or you may vote by proxy over the telephone, through the internet or using a proxy card that you may request or that we may elect to deliver at a later time. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting and vote at the Annual Meeting even if you have already voted by proxy. This is only required if you want to change your original vote, since votes will not be double counted.

By Internet	By Telephone	By Mail	During the Meeting
You may vote your shares from any location in the world at www.proxypush.com/ARTV (you will need the control number printed on your proxy card)	You may vote your shares by calling 1-866-390-5317 and following the instructions on your proxy card.	If you received a proxy card by mail, you may vote by completing, dating and signing the proxy card and promptly mailing it in the postage-paid envelope provided.	To vote at the meeting, visit www.proxydocs.com/ARTV (you will need the control number printed on your proxy registration confirmation email)

Internet and telephone voting facilities for stockholders of record will be available 24 hours a day and will close at 2:00 p.m. Pacific Time on September 8, 2026.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a voting instructions form with these proxy materials from that organization rather than from the Company. You must follow these instructions for your bank, broker or other stockholder of record to vote your shares per your instructions. Alternatively, many brokers and banks provide the means to grant proxies or otherwise instruct them to vote your shares by telephone and via the Internet, including by providing you with a control number via email or on your proxy card or your voting instruction form. If your shares are held in an account with a broker, bank or other stockholder of record providing such a service, you may instruct them to vote your shares by telephone (by calling the number provided in the proxy materials) or over the Internet as instructed by your broker, bank or other stockholder of record. If you did not receive a control number via email or on your proxy card or voting instruction form, and you wish to vote prior to or at the virtual Annual Meeting, you must follow the instructions from your broker, bank or other stockholder of record, including any requirement to obtain your control number. Many brokers, banks and other stockholders of record allow a beneficial owner to obtain their control number either online or by mail, and we recommend that you contact your broker, bank or other stockholder of record to do so.

Internet proxy voting will be provided to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your internet access, such as usage charges from internet access providers and telephone companies.

How many votes do I have?

Each share of common stock you owned as of July 20, 2026, is entitled to one vote.

If I am a stockholder of record and I do not vote, or if I return a proxy card or otherwise vote without giving specific voting instructions, what happens?

If you are a stockholder of record and do not vote by completing your proxy card, by telephone, through the internet or online at the Annual Meeting, your shares will not be voted.

If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted, as applicable, “For” the election of the nominees for director, “For” the ratification of the appointment by the Audit Committee of the Board of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026 and “For” the approval of the amendment to the 2024 Plan. If any other matter is properly presented at the meeting, your proxy holder (one of the individuals named on your proxy card) will vote your shares using that individual’s best judgment.

If I am a beneficial owner of shares held in street name and I do not provide my broker or bank with voting instructions, what happens?

If you are a beneficial owner of shares held in street name and you do not instruct your broker, bank or other agent how to vote your shares, your broker, bank or other agent may still be able to vote your shares in its discretion. Brokers, banks and other securities intermediaries may use their discretion to vote your “uninstructed” shares with respect to matters considered to be “routine,” but not with respect to “non-routine” matters. In this regard, Proposals 1 and 3 are considered to be “non-routine” matters meaning that your broker may not vote your shares on these proposals in the absence of your voting instructions. Proposal 2 is considered to be a “routine” matter, meaning that if you do not return voting instructions to your broker by its deadline, your shares may be voted by your broker in its discretion on Proposal 2.

If you are a beneficial owner of shares held in street name, and you do not plan to attend the Annual Meeting, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank or other agent by the deadline provided in the materials you receive from your broker, bank or other agent.

What are “broker non-votes”?

As discussed above, when a beneficial owner of shares held in street name does not give voting instructions to his or her broker, bank or other securities intermediary holding his or her shares as to how to vote on matters deemed to be “non-routine,” the broker, bank or other such agent cannot vote the shares. When there is at least one “routine” matter that the broker, bank or other securities intermediary votes on, the shares that are un-voted on “non-routine” matters are counted as “broker non-votes.” Proposals 1 and 3 are considered to be “non-routine” matters and we therefore do not expect broker non-votes to exist in connection with those proposals. Proposal 2 is considered to be a “routine” matter and we therefore expect brokers, banks or other securities intermediaries to vote on this proposal.

As a reminder, if you are a beneficial owner of shares held in street name, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank or other agent by the deadline provided in the materials you receive from your broker, bank or other agent.

Who is paying for this proxy solicitation?

Artiva Biotherapeutics, Inc. will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by email, by telephone or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one set of proxy materials?

If you receive more than one set of proxy materials, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on the proxy cards to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

Stockholder of Record: Shares Registered in Your Name

Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:

•
You may submit another properly completed proxy card with a later date.
•
You may grant a subsequent proxy by telephone or through the internet.
•
You may send a timely written notice that you are revoking your proxy to Artiva Biotherapeutics, Inc.’s Secretary at 5505 Morehouse Drive, Suite 100, San Diego, California 92121. Such notice will be considered timely if it is received at the indicated address by the close of business on the business day one week preceding the date of the Annual Meeting.
•
You may attend the Annual Meeting and vote online. Simply attending the Annual Meeting will not, by itself, revoke your proxy.

Your most current proxy card or telephone or internet proxy is the one that is counted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If your shares are held by your broker, bank or other agent, you should follow the instructions provided by your broker, bank or other agent.

What vote is required for adoption or approval of each proposal and how will votes be counted?

Proposal Number	Proposal Description	Vote Required for Approval	Voting Options	Effect of Abstentions or Withhold votes, as applicable	Effect of Broker Non-Votes	Board Recommendation
1	Election of two directors named in this proxy statement	The nominees receiving the most “For” votes will be elected	FOR or WITHHOLD	No Effect	No Effect	FOR all nominees
2	Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026	“For” votes from a majority of the votes cast “For” or “Against” this proposal is required for approval.	FOR, AGAINST or ABSTAIN	No Effect	No Effect	FOR
3

Approve an amendment to the 2024 Plan to, among other things, increase the aggregate number of shares of common stock authorized for issuance under the plan by 5,097,095 shares and include in the calculation of the share reserve increase shares of common stock issuable upon exercise of pre-funded warrants

		“For” votes from a majority of the votes cast “For” or “Against” this proposal is required for approval.	FOR, AGAINST or ABSTAIN	No Effect	No Effect	FOR

Who will count the vote?

Representatives of BetaNXT Inc. will tabulate the votes and act as inspectors of election.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding at least a majority of the voting power of the outstanding shares entitled to vote at the Annual Meeting are present in person or represented by proxy. On July 20, 2026, there were 48,885,777 shares of common stock, outstanding and entitled to vote.

If there is no quorum, either the chairperson of the Annual Meeting or the holders of a majority of the voting power of the shares present at the Annual Meeting or represented by proxy and entitled to vote (excluding abstentions and broker non-votes) may adjourn the Annual Meeting to another date.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

What proxy materials are available on the internet?

The proxy statement, Form 10-K and annual report to stockholders are available at www.proxydocs.com/ARTV.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, relating to future events. Such statements are only predictions and involve risks and uncertainties, resulting in the possibility that the actual events or performance will differ materially from such predictions. For a nonexclusive list of major factors which could cause the actual results to differ materially from the predicted results in the forward-looking statements, please refer to the “Risk Factors” in Part I. Item 1A of our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, and in our subsequent periodic reports on Form 10-Q and Form 8-K.

PROPOSAL 1: ELECTION OF DIRECTORS

Under our amended and restated certificate of incorporation (the Certificate of Incorporation) and amended and restated bylaws (the Bylaws), the Board is divided into three classes, with only one class of directors being elected in each year and each class, Class I, Class II and Class III, serving a three-year term. Each Class I director has a term that expires at the Company’s 2028 annual meeting of stockholders, each Class II director has a term that expires at this Annual Meeting and each Class III director has a term that expires at the Company’s 2027 annual meeting of stockholders, or in each case until their respective successors are duly elected and qualified, or until their earlier death, resignation, or removal.

There are currently seven members of the Board. There are two Class II directors whose term of office expires at the Annual Meeting: Brian Daniels, M.D. and Laura Stoppel, Ph.D. Upon the recommendation of the Nominating and Corporate Governance Committee, the Board has considered and nominated the incumbent Class II directors listed below for election to the Board at the Annual Meeting.

We have no reason to believe that the nominees will be unavailable or, if elected, will decline to serve. In the event that any of the nominees should become unavailable for election due to any presently unforeseen reason, proxies will be voted for substitutes as designated by the Board, or alternatively, the Board may leave vacancies on the Board or reduce the size of the Board.

Nominees for Election to the Board of Directors

Our Board of Directors

The biographical information about each of our director nominees and continuing directors are set forth below, including the offices held, other business directorships and the class and term of the director nominees and each director. Each of the biographies highlights specific experience, qualifications, attributes, and skills that led us to conclude that such person should serve as a director. We believe that, as a whole, our Board possesses the requisite skills and characteristics, leadership traits, work ethic, and independence to provide effective oversight. No director or executive officer is related by blood, marriage, or adoption to any other director or executive officer. No arrangements or understandings exist between any director and any other person pursuant to which such person was selected as a director or nominee.

All of the Company’s incumbent directors have previously been elected by our stockholders, other than Elaine Sorg, who was appointed by our Board on February 18, 2026, and Alison Moore, Ph.D., who was appointed by the Board on October 21, 2024. Ms. Sorg was identified as a potential director nominee by a member of our Board, and Dr. Moore was identified as a potential director nominee by a member of management.

Class II Director Nominees for Election at the Annual Meeting

Director Biographies

Brian Daniels, M.D. Chairperson	Director Since: June 2020 Age: 67	Committee Memberships: Clinical Development Committee (Chair), Compensation Committee (Chair), Nominating and Corporate Governance Committee and Philanthropic Committee

Dr. Daniels joined 5AM Venture Management LLC, a life-science focused venture capital firm, in October 2014, and currently serves as a Venture Partner. Previously, Dr. Daniels served as Senior Vice President, Global Development and Medical Affairs at BMS from 2004 to 2014 and Vice President, Immunology at BMS from 2000 to 2004. Dr. Daniels has served as a member of the board of directors of CSL Ltd. since December 2024. Dr. Daniels served as a member of the board of directors of Ideaya Biosciences, Inc. from June 2018 to January 2019, Novo Nordisk A/S from March 2016 to March 2021, and Cabaletta Bio, Inc. from October 2018 to June 2021. Dr. Daniels received his B.S. and M.S. degrees from Massachusetts Institute of Technology and his M.D. from Washington University in St. Louis. He completed his residency in internal medicine at New York Hospital and a fellowship in rheumatology and immunology at University of California, San Francisco.

Skills and Qualifications

Our Board believes that Dr. Daniels’ expertise and leadership experience in the venture capital industry and in the life sciences industry qualify him to serve on our Board.

Laura Stoppel, Ph.D. Director	Director Since: June 2020 Age: 40	Committee Memberships: Clinical Development Committee

Dr. Stoppel is a Principal at RA Capital Management, L.P., a multi-stage investment manager where she has worked since 2016. Dr. Stoppel has served as a member of the board of directors of Acumen Pharmaceuticals, Inc. since November 2020 and has served as a member of the board of directors of a number of private companies. Dr. Stoppel earned her B.A. in Biology and Psychology from Harvard University and her Ph.D. in Neuroscience from the Massachusetts Institute of Technology.

Skills and Qualifications

Our Board believes that Dr. Stoppel’s education, expertise and experience in the finance and life sciences industries qualify her to serve on our Board.

Class I Directors Continuing in Office Until Our 2028 Annual Meeting

Elaine Sorg Director	Director Since: February 2026 Age: 59	Committee Memberships: Audit Committee and Commercial Planning Committee (Chair)

Ms. Sorg has more than 35 years’ experience as a senior executive with leading pharmaceutical companies including AbbVie and Eli Lilly. Ms. Sorg previously served as Senior Vice President for AbbVie and President of AbbVie’s U.S. commercial operations, the company’s largest commercial business, from November 2020 until her retirement in January 2024. She was a key leader in bringing a number of groundbreaking medicines to patients across Immunology, Oncology, Neuroscience and Eye Care. Ms. Sorg has been a director of CSL Limited, a global biopharmaceutical company headquartered in Melbourne, Australia, since September 2024. She is currently on the Dean’s Advisory Council at Purdue University School of Pharmacy and Pharmaceutical Science and has been a Senior Advisor at the Boston Consulting Group, a global consulting firm, since May 2024, where she advises global health care clients on business-critical strategies and decisions. Ms. Sorg has been a member of the Scientific Strategy Board of Galapagos since October 2025. She holds a Bachelor of Science (Pharmacy) from Purdue University, as well as postgraduate certifications from the University of Chicago Booth School of Management and Harvard Business School.

Skills and Qualifications

Our Board believes that Ms. Sorg’s extensive executive-level business experience and commercial operations experience in the pharmaceutical industry qualifies her to serve on our Board.

Daniel Baker, M.D. Director	Director Since: January 2025 Age: 75	Committee Memberships: Compensation Committee, Clinical Development Committee, Commercial Planning Committee, and Nominating and Corporate Governance Committee (Chair)

Dr. Baker served as the interim Chief Development Officer of Cue Biopharma, Inc. from November 2024 to July 2026. Previously, Dr. Baker served as Chief Executive Officer, founder and member of the board of directors of Kira Biotech Pty Ltd, a biotechnology company advancing novel drugs targeting immune system disorders from April 2019 to December 2024. Dr. Baker also has 19 years of experience from 2000 to 2019 at Johnson & Johnson (Janssen/Centocor), most recently as the Vice President of Immunology R&D. During his tenure at Johnson & Johnson, he led the clinical development of Remicade, Simponi and Stelara, as well as other major clinical drug programs. Dr. Baker has served on the board of directors of Shattuck Labs, Inc. since April 2025. Dr. Baker also previously served as Executive Director on the Board of Galapagos Therapeutics from April 2022 to October 2024. He holds a B.A. in Biology from Gettysburg College and an M.D. from the University of Pennsylvania. Dr. Baker completed his medical residency at Hershey Medical Center and fellowship in Rheumatology at the University of Pennsylvania, followed by a research fellowship in Rheumatology at Mass General Hospital. He continued on as part of the faculty of the University of Pennsylvania for 18 years before taking on industry roles.

Skills and Qualifications

Our Board believes that Dr. Baker’s extensive executive-level business experience and research and clinical development experience in the pharmaceutical industry qualifies him to serve on our Board.

Class III Directors Continuing in Office Until Our 2027 Annual Meeting

Fred Aslan, M.D. Chief Executive Officer and Director	Director Since: January 2021 Age: 52	Committee Memberships: None

Dr. Aslan has served as our Chief Executive Officer and principal executive officer since January 2021, as our principal financial officer and principal accounting officer since May 2026 and as our President from January 2021 to May 2026. Prior to his employment with us as our Chief Executive Officer, Dr. Aslan provided consulting services to us in December 2020. From September 2018 to December 2020, Dr. Aslan served as President and Chief Business Officer of Vividion Therapeutics, Inc., a private oncology-focused biotechnology company. From January 2011 to August 2018, Dr. Aslan was Founder and Chief Executive Officer of Adavium Medical, Ltd., a private Brazilian medical device and in-vitro diagnostics company. From June 2006 to August 2013, he was a Vice President at Venrock, a venture capital firm. While at Venrock, Dr. Aslan was a co-founder and served as a board member at Receptos Pharmaceuticals, Inc. Prior to that, Dr. Aslan was Director of Corporate Development and Head of Investor Relations at Curagen Corporation, an oncology-focused biotechnology company, and a consultant to healthcare clients at Boston Consulting Group. Dr. Aslan received a B.S. in Biology from Duke University, an M.D. from Yale University, and an M.B.A. from Harvard Business School.

Skills and Qualifications

Our Board believes that Dr. Aslan’s extensive scientific, business and executive-level management experience in the biotechnology industry qualify him to serve on our Board.

Elizabeth Hougen Director	Director Since: April 2021 Age: 65	Committee Memberships: Audit Committee Chair

Ms. Hougen has served as Executive Vice President and Chief Financial Officer at Ionis Pharmaceuticals, Inc. (Ionis), a public biotechnology company, since April 2020. Previously, Ms. Hougen held various roles at Ionis, including serving as Senior Vice President, Finance and Chief Financial Officer, from January 2013 to March 2020, Vice President, Finance and Chief Accounting Officer, from January 2007 to December 2012, and Vice President, Finance from May 2000 to January 2007. Prior to joining Ionis in 2000, Ms. Hougen was Executive Director, Finance and Chief Financial Officer for Molecular Biosystems, Inc., a public biotechnology company. Ms. Hougen received her B.A. in Business from Franklin & Marshall College and her M.B.A. from the University of San Diego.

Skills and Qualifications

Our Board believes that Ms. Hougen’s extensive business and executive-level management experience in the biotechnology industry qualifies her to serve on our Board.

Alison Moore, Ph.D. Director	Director Since: October 2024 Age: 59	Committee Memberships: Technical Operations Committee

Dr. Moore currently serves as Chief Executive Officer of Codexis Inc, an enzyme engineering company, since November 2025, after joining the company as Chief Technical Officer in October 2024. Previously, Dr. Moore served as Chief Technical Officer and Executive Vice President of Operations at Allogene Therapeutics, Inc., a public biotechnology company, from June 2018 to May 2023. From 1996 to 2018, Dr. Moore served various roles at Amgen, a public pharmaceutical company. These roles included, mostly recently, Senior Vice President of Process Development from August 2014 to May 2018. Dr. Moore also has experience at Genentech, Inc. as a Director in Chemistry, Manufacturing and Controls, Regulatory Affairs from 2005 to 2006. Dr. Moore has served as a member of the technical advisory board of National Resilience, Inc., a private biotechnology company since 2021. Dr. Moore served on the board of directors at Codexis, Inc. from June 2020 to September 2024, where she served as a member of its science and technology committee of the board and as chair of its compensation committee of the board. Dr. Moore previously served as an executive board member for the Alliance for Regenerative Medicine, an international advocacy organization from January 2022 to October 2023. Dr. Moore received her Ph.D. in Cell Biology from Manchester University, England and her bachelor’s degree in Pharmacology from Manchester University, England.

Skills and Qualifications

Our Board believes that Dr. Moore’s significant experience as an executive of biotechnology pharmaceutical companies and prior experience as a director of a public biotechnology company qualifies her to serve on our Board.

The Board of Directors and Certain Governance Matters

Director Nomination Process and Qualifications

We believe that an effective board of directors should be made up of individuals who collectively provide an appropriate balance of diverse occupational and personal backgrounds and perspectives and who have a range of skills and expertise sufficient to provide guidance and oversight with respect to the Company’s strategy and operations. Our Board and our Nominating and Corporate Governance Committee seek individuals with backgrounds and qualities that, when combined with those of our other directors, enhance our Board’s effectiveness and result in the Board having a balance of knowledge, experience, and capability. Our Nominating and Corporate Governance Committee considers candidates who are recommended by its members, by other Board members, by stockholders, and by management, as well as those identified by third-party search firms retained to assist in identifying and evaluating possible candidates.

In assessing potential candidates, our Board and Nominating and Corporate Governance Committee will consider, among other factors, whether the candidate possesses relevant expertise to offer advice and guidance to management, has sufficient time to devote to the affairs of the Company, demonstrates excellence in the candidate’s field; has the ability to exercise sound business judgment and is committed to represent the long-term interests of the Company’s stockholders.

Nominations by Stockholders

Our Nominating and Corporate Governance Committee will evaluate director candidates recommended by stockholders in the same manner in which the Nominating and Corporate Governance Committee evaluates any other director candidate.

Any recommendation submitted to the Company should be in writing and should include any supporting material the stockholder considers appropriate in support of that recommendation but must include information that would be required under the “advance notice” provisions of the Company’s bylaws and rules of the SEC to be included in a proxy statement soliciting proxies for the election of such candidate. Stockholders wishing to propose a candidate for consideration may do so by submitting the above information to the attention of the Nominating and Corporate Governance Committee of the Company c/o Artiva Biotherapeutics, Inc. at 5505 Morehouse Drive, Suite 100, San Diego, California 92121 Attn: Corporate Secretary and such director nominations will be presented to the Board for its consideration. Stockholders must also satisfy the notification, timeliness, consent, and information requirements set forth in our bylaws. These requirements are also described under the section entitled “Stockholder Proposals for the 2027 Annual Meeting of Stockholders”.

Board Diversity

Our board values a range of perspectives, backgrounds, and experiences to support effective decision-making and corporate oversight. With the assistance of the Nominating and Corporate Governance Committee, our Board regularly reviews its composition, including factors such as professional expertise, industry experience, and diversity of backgrounds.

We believe that our current directors possess diverse professional experiences, skills and backgrounds, in addition to, among other characteristics, high standards of personal and professional ethics and valuable knowledge of our business and our industry.

Director Independence and Independence Determinations

Our Board will consist of a majority of independent directors in accordance with applicable Nasdaq listing standards. Under Nasdaq listing standards, a director is not independent unless the Board affirmatively determines that such director does not have a direct or indirect material relationship with the Company or any of its subsidiaries. Members of the Audit Committee and Compensation Committee are subject to the additional independence requirements of applicable SEC rules and Nasdaq listing standards.

Our Nominating and Corporate Governance Committee undertook its annual review of director independence and made a recommendation to our Board regarding director independence. As a result of this review, our Board affirmatively determined that Dr. Baker, Dr. Daniels, Ms. Hougen, Dr. Moore, Ms. Sorg and Dr. Stoppel are “independent” in accordance with Nasdaq listing standards applicable to boards of directors. In addition, our Board has affirmatively determined that Ms. Sorg, Ms. Hougen and Dr. Stoppel are “independent” in accordance with the Nasdaq listing standards and SEC rules applicable to boards of directors in general and audit committee members in particular, and that Dr. Baker and Dr. Daniels are “independent” in accordance with the Nasdaq listing standards and SEC rules applicable to boards of directors in general and compensation committee members in particular.

In assessing directors’ independence, our Board took into account certain transactions, relationships, and arrangements involving some of the directors and concluded that such transactions, relationships, and arrangements did not impair the independence of the director. For Dr. Stoppel, the Board considered that during 2025, Dr. Stoppel was employed by an organization that did business with the Company. The amount received by the Company or such other organization in each of the last three fiscal years did not exceed the greater of $120,000 or 1% of either our or such organization’s consolidated gross revenues.

Board Leadership Structure

Our Board maintains the flexibility to determine whether the roles of Chair and CEO should be combined or separated, based on what it believes is in the best interests of the Company at a given point in time. The Board believes that this flexibility is in the best interest of the Company and that a one-size-fits-all approach to corporate governance, with a mandated independent Chair, would not result in better governance or oversight.

At this time, our Board is led by Brian Daniels, M.D., an independent, non-executive Chair. Our Board believes that it is in the best interest of the Company and its stockholders for Dr. Daniels to continue to serve as Chair of the Board. Dr. Daniels possesses significant knowledge and experience in our industry and a deep understanding of our strategic objectives, all of which will continue to benefit the Company during the year ahead. The Company believes that separation of the positions of the Chair and CEO reinforces the independence of the Board in its oversight of the business and affairs of the Company. In addition, the Company believes that having an independent Chair creates an environment that is more conducive to the Board’s objective evaluation and oversight of management’s performance, increasing management accountability, and improving the ability of the Board to monitor whether management’s actions are in the best interests of the Company and its stockholders, including with respect to evaluating whether steps management is taking to manage risks are appropriate for the Company. Dr. Daniels’s responsibility is to ensure that our Board functions properly and to work with our President and our CEO to set the Board’s agenda. Accordingly, he has substantial ability to shape the work of the Board. We expect him to facilitate communications among our directors and between the Board and senior management. While Dr. Daniels provides independent leadership, he also works closely with our CEO to ensure that our directors receive the information that they need to perform their responsibilities, including discussing and providing critical review of the matters that come before the Board and assessing management’s performance. As a result, we believe that such separation can enhance the effectiveness of our Board as a whole. We believe that the leadership structure of our Board is appropriate and enhances its ability to effectively carry out its roles and responsibilities on behalf of our stockholders.

Board’s Role in Risk Oversight

While senior management has primary responsibility for managing risk, the Board has responsibility for risk oversight with specific risk areas delegated to relevant Board committees who report on their deliberations to the full Board. The specific risk areas of focus for the Board and each of its committees are summarized below.

Full Board
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Oversee the Company’s risk governance framework, including an enterprise-wide culture that supports appropriate risk awareness and the identification, escalation, and appropriate management of risk
•
Integrity, ethics, and compliance with its Business Code of Ethics and Conduct
•
General strategic and commercial risks
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M&A transactions, including execution and integration, and the M&A competitive landscape
•
Legal risks such as those arising from litigation, environmental, and intellectual property matters

Audit Committee
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Oversee and coordinate with the Company’s internal and external auditors
•
Accounting, controls and financial disclosure
•
Cybersecurity risk, including our information security framework, threat assessment, response readiness and training efforts
•
Tax and liquidity management

Compensation Committee	• Compensation structure and programs • CEO succession planning • DE&I initiatives • Recruitment and retention of talent • Workplace culture • Workplace health, safety and well-being

Nominating and Corporate Governance Committee	• Governance structures and processes • Board organization, independence and structure • Board succession and effectiveness • Oversee the Company’s ESG initiatives

Board and Committee Meetings and Attendance

During 2025, the Board met four times. The Audit Committee held four meetings, the Compensation Committee held five meetings, and the Nominating and Corporate Governance Committee held three meetings in 2025. No member of the Board attended fewer than 75% of the aggregate of the total number of meetings of the Board (held during the period for which he or she was a director) and the total number of meetings held by all committees of the Board on which such director served (held during the period that such director served).

Although we do not have a formal policy regarding attendance by Board members at annual meetings of stockholders, we encourage our directors to attend such meetings. Seven of our then current directors who served at the time of our 2025 annual meeting of stockholders attended that annual meeting.

Board Committees

Our Board has established seven standing committees—the Audit Committee, the Compensation Committee, the Nominating and Corporate Governance Committee, the Clinical Development Committee, the Commercial Planning Committee, the Philanthropic Committee and the Technical Operations Committee. Current copies of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee charters are posted on the “Governance” section of our website located at investors.artivabio.com, each of which have been approved by our Board.

Below is a description of each of the committees, including their primary responsibilities and current committee members (as of the date of this proxy statement).

AUDIT COMMITTEE

Primary Responsibilities	Current Committee Members
We have adopted a committee charter that details the primary responsibilities of the Audit Committee, including:	Elizabeth Hougen (Chair) Elaine Sorg Laura Stoppel, Ph.D.
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evaluating the performance, independence and qualifications of our independent auditors and determining whether to retain our existing independent auditors or engage new independent auditors;
•
reviewing and approving the engagement of our independent auditors to perform audit services and any permissible non-audit service
•
monitoring the rotation of partners of our independent auditors on our engagement team as required by law;
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prior to engagement of any independent auditor, and at least annually thereafter, reviewing relationships that may reasonably be thought to bear on their independence, and assessing and otherwise taking the appropriate action to oversee the independence of our independent auditor;
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reviewing our annual and quarterly financial statements and reports, including the disclosures contained under the caption “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and discussing the statements and reports with our independent auditors and management;
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reviewing, with our independent auditors and management, significant issues that arise regarding accounting principles and financial statement presentation and matters concerning the scope, adequacy and effectiveness of our financial controls;
•
reviewing with management and our independent auditors any earnings announcements and other public announcements regarding material developments;
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establishing procedures for the receipt, retention and treatment of complaints received by us regarding financial controls, accounting or auditing matters and other matters;
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preparing the report that the SEC requires in our annual proxy statement;
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reviewing and recommending updates to our insider trading policy;
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reviewing and providing oversight of any related-person transactions in accordance with our related-person transaction policy and reviewing and monitoring compliance with legal and regulatory responsibilities, including our code of business conduct and ethics;
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reviewing our major financial, information security and cybersecurity risk exposures, including the guidelines and policies to govern the process by which risk assessment and risk management are implemented;
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reviewing and making recommendations to the full Board regarding directors and officers indemnification and insurance matters;

Primary Responsibilities	Current Committee Members
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reviewing on a periodic basis our investment policy and related-person transactions policy; and
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reviewing and evaluating on an annual basis the performance of the audit committee and the audit committee charter.

Financial Expertise and Independence

All members of the Audit Committee are “independent” in accordance with the Nasdaq listing standards and SEC rules applicable to boards of directors in general and audit committee members in particular. The Board has determined that Ms. Hougen qualifies as an “audit committee financial expert” as defined by the applicable SEC rules and that each member of the Audit Committee is “financially sophisticated”.

Report

The Report of the Audit Committee is set forth in the section titled “Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm” of this proxy statement.

COMPENSATION COMMITTEE

Primary Responsibilities	Current Committee Members
We have adopted a committee charter that details the primary responsibilities of the Compensation Committee, including:	Brian Daniels, M.D. (Chair) Daniel Baker, M.D.
•
reviewing, modifying and approving (or if it deems appropriate, making recommendations to the full Board regarding) our overall compensation strategy and policies;
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reviewing and approving or, in the case of our chief executive officer’s compensation, making recommendations to the full Board regarding the compensation and other terms of employment of our executive officers;
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reviewing and approving (or if it deems it appropriate, making recommendations to the full Board regarding) performance goals and objectives relevant to the compensation of our executive officers and assessing their performance against these goals and objectives;
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reviewing and approving (or if it deems it appropriate, making recommendations to the full Board regarding) the equity incentive plans, compensation plans and similar programs advisable for us, as well as modifying, amending or terminating existing plans and programs;
•
evaluating risks associated with our compensation policies and practices and assessing whether risks arising from our compensation policies and practices for our employees are reasonably likely to have a material adverse effect on us;
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modifying and overseeing the compensation clawback or similar policies;
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reviewing and making recommendations to the full Board regarding the type and amount of compensation to be paid or awarded to our non-employee board members;
•
establishing policies with respect to votes by our stockholders to approve executive compensation as required by Section 14A of the Exchange Act and determining our recommendations regarding the frequency of advisory votes on executive compensation, to the extent required by law;
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reviewing and assessing the independence of compensation consultants, legal counsel and other advisors as required by Section 10C of the Exchange Act;
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administering our equity incentive plans;

Primary Responsibilities	Current Committee Members
•
establishing policies with respect to equity compensation arrangements;
•
reviewing the competitiveness of our executive compensation programs and evaluating the effectiveness of our compensation policy and strategy in achieving expected benefits to us;
•
considering questions of possible conflicts of interest of directors as such questions arise;
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reviewing and making recommendations to the full Board regarding the terms of any employment agreements, severance arrangements, change in control protections and any other compensatory arrangements for our executive officers;
•
reviewing with management and approving our disclosures under the caption “Compensation Discussion and Analysis” in our periodic reports or proxy statements to be filed with the SEC, to the extent such caption is included in any such report or proxy statement;
•
reviewing with management and making recommendations to the full Board regarding the plans for succession of our chief executive officer and other key executives;
•
preparing the report that the SEC requires in our annual proxy statement; and
•
reviewing and assessing on an annual basis the performance of the compensation committee and the compensation committee charter.

Independence

All members of the Compensation Committee are “independent” in accordance with the Nasdaq listing standards and SEC rules applicable to boards of directors in general and compensation committees in particular. In addition, all members of the Compensation Committee qualify as “non-employee directors” for purposes of Rule 16b-3 under the Exchange Act.

Role of Executive Officers and Compensation Consultant

See the section titled “Executive and Director Compensation” of this proxy statement for a discussion of the role of our executive officers and compensation consultant in determining executive compensation.

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

Primary Responsibilities	Current Committee Members
We have adopted a committee charter that details the primary responsibilities of the Nominating and Corporate Governance Committee, including:	Daniel Baker, M.D. (Chair) Brian Daniels, M.D.
•
identifying, reviewing and evaluating candidates to serve on our Board consistent with criteria approved by our Board;
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determining the minimum qualifications for service on our Board;
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evaluating director performance on the board and applicable committees of the board and determining whether continued service on our board is appropriate;
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evaluating, nominating and recommending individuals for membership on our Board;
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evaluating nominations by stockholders of candidates for election to our Board;
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considering and assessing the independence of members of our Board;
•
reviewing and recommending updates to the list of executive officers who are subject to the reporting requirements of Section 16 of the Exchange Act;
•
developing a set of corporate governance policies and principles, periodically reviewing and assessing these policies and principles and their application and recommending to our Board any changes to such policies and principles;
•
overseeing our environmental, social and governance strategies, targets, policies, performance and reporting; and
•
reviewing and assessing on an annual basis the performance of the nominating and corporate governance committee and the nominating and corporate governance committee charter.

Independence All members of the Nominating and Corporate Governance Committee are “independent” in accordance with Nasdaq listing standards.

CLINICAL DEVELOPMENT COMMITTEE

Primary Responsibilities	Current Committee Members
The primary responsibilities of the Clinical Development Committee include evaluating and providing periodic assessments to our Board regarding our clinical development strategies.	Brian Daniels, M.D. (Chair) Daniel Baker, M.D. Laura Stoppel, Ph.D.

COMMERCIAL PLANNING COMMITTEE

Primary Responsibilities	Current Committee Members
The primary responsibilities of the Commercial Planning Committee include evaluating and making recommendations to the Board regarding our commercial plans.	Elaine Sorg (Chair) Daniel Baker, M.D.

PHILANTHROPIC COMMITTEE

Primary Responsibilities	Current Committee Members
The primary responsibilities of the Philanthropic Committee include overseeing and administering our Pledge 1% program.	Brian Daniels, M.D.

TECHNICAL OPERATIONS COMMITTEE

Primary Responsibilities	Current Committee Members
The primary responsibilities of the Technical Operations Committee include evaluating our operations and manufacturing and providing routine assessments to our Board regarding the same.	Alison Moore, Ph.D. (Chair)

Executive Sessions

Executive sessions, which are meetings at which only independent directors are present, are regularly scheduled throughout the year, typically at the time of each regular Board meeting and as frequently as such independent directors deem appropriate.

Board’s Oversight of Strategy

Our Board is deeply engaged and involved in overseeing our long-range strategy, including evaluating key market opportunities, and competitive developments. This also includes aspects of our environmental, social and governance (ESG) initiatives that relate to our strategy. Our Board’s oversight of risk is another integral component of the Board’s oversight and engagement on strategic matters. Strategy-related matters are regularly discussed at board meetings and, when relevant, at committee meetings. We also dedicate at least one board meeting every year to an even more intensive review and discussion of our strategic plan. Matters of strategy also inform committee-level discussions of many issues, including enterprise risk. Engagement of the Board on these issues and other matters of strategic importance continues in between meetings, including through updates to the Board on significant items and discussions between the CEO and our Chair on a periodic basis. Each director is expected to and does bring to bear their own talents, insights, and experiences to these strategy discussions.

Cybersecurity and Data Privacy Oversight

The Audit Committee is responsible for oversight of our cybersecurity risk, including oversight and mitigation of risks from cybersecurity threats.

Our cybersecurity risk assessment and management processes are implemented and maintained by certain members of management, including our information security and legal functions. Our head of information technology is responsible for integrating cybersecurity risk considerations into our overall risk management strategy, communicating key priorities to relevant personnel, approving budgets, helping prepare for cybersecurity incidents, approving cybersecurity processes, reviewing security assessments and other security-related reports, and retaining assessors, consultants, auditors, or third parties in connection with our cybersecurity program. We design and assess our program based on the National Institute of Standards and Technology Cybersecurity Framework (NIST CSF) in an effort to help us identify, assess, and manage cybersecurity risks relevant to our business. It does not, however, mean that we meet any technical standards, specifications, or requirements.

Our cybersecurity incident response policy and plans are designed to escalate certain cybersecurity incidents to members of management depending on the circumstances. The Senior Director of Information Technology (IT) has over 25 years of relevant experience and works with our incident response team, which consists of members of IT, legal, compliance, human resources, and others as applicable, to help mitigate and remediate cybersecurity incidents of which they are notified. In addition, our incident response policy and plans include reporting to the Audit Committee for certain cybersecurity incidents.

The Audit Committee receives periodic reports from management concerning our significant cybersecurity threats and risk and the processes we have implemented to address them. The Audit Committee also has access to various reports, summaries or presentations related to cybersecurity threats, risk and mitigation. As we become more dependent on information technologies to conduct our operations, cyber incidents, including deliberate attacks and attempts to gain unauthorized access to computer systems and networks, may increase in frequency and sophistication. These threats pose a risk to the security of our systems and networks, the confidentiality and the availability and integrity of our data and these risks apply both to us, and to third parties on whose systems we rely for the conduct of our business. Because the techniques used to obtain unauthorized access, disable, or degrade service or sabotage systems change frequently and often are not recognized until launched against a target, we and our partners may be unable to anticipate these techniques or to implement adequate preventative measures. Further, we do not have any control over the operations of the facilities or technology of our cloud and service providers, including any third-party vendors that collect, process and store personal data on our behalf. Our systems, servers, and platforms and those of our service providers may be vulnerable to computer viruses or physical or electronic break-ins that our or their security measures may not detect. Individuals able to circumvent such security measures may misappropriate our confidential or proprietary information, disrupt our operations, damage our computers, or otherwise impair our reputation and business. We may need to expend significant resources and make significant investment to protect against security breaches or to mitigate the impact of any such breaches. There can be no assurance that we or our third-party providers will be successful in preventing cyber attacks or successfully mitigating their effects. To the extent that any disruption or security breach were to result in a loss of, or damage to, our data or applications, or inappropriate disclosure of confidential or proprietary information, we could incur liability, and the further development and commercialization of our future product candidates could be delayed.

Communications with the Board

Our Board welcomes input and suggestions from all interested parties, including stockholders. Anyone may communicate with a member or members of our Board, including the Chair of the Board, Chair of the Audit, Compensation, or Nominating and Corporate Governance Committees, or to the non-management or independent directors, by sending a written communication to the attention of the Company’s Corporate Secretary by mail at 5505 Morehouse Drive, Suite 100, San Diego, California 92121. Each communication must set forth: (i) the name and address of the stockholder on whose behalf the communication is sent; and (ii) the number and class of shares of the Company that are owned beneficially by such stockholder as of the date of the communication.

Communications addressed to the Board or to a Board member are distributed to the Board or to any individual director or directors as appropriate. Any such communication is distributed on a periodic basis to the director or directors named therein unless such communication is considered, either presumptively or in the reasonable judgment of the Company’s Corporate Secretary, to be improper for submission to the intended recipient or recipients. Examples of communications that would presumptively be deemed improper for submission include, without limitation, solicitations, communications that raise grievances that are personal to the sender, communications that relate to the pricing of the Company’s products or services, communications that do not relate directly or indirectly to the Company and communications that are frivolous in nature.

Code of Business Conduct and Ethics

We have adopted an amended Code of Business Conduct and Ethics, which is applicable to all of our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or person performing similar functions. The Code of Business Conduct and Ethics provides a framework for sound ethical business decisions and sets forth our expectations on a number of topics, including conflicts of interest, compliance with laws, use of our assets and business ethics. Our Code of Business Conduct and Ethics is posted in the “Governance” section of our website located at investors.artivabio.com. If the Company ever were to amend or waive any provision of its Code of Business Conduct and Ethics that applies to the Company’s principal executive officer, principal financial officer, principal accounting officer or any person performing similar functions, the Company intends to satisfy its disclosure obligations, if any, with respect to any such waiver or amendment by posting such information on its website set forth above rather than by filing a Current Report on Form 8-K. In the case of a waiver for an executive officer or a director, the disclosure required under applicable Nasdaq listing standards also will be made available on our website.

Insider Trading Policy

We have adopted an Insider Trading Policy governing the purchase, sale, and/or other dispositions of the Company’s securities by directors, officers and employees that is designed to promote compliance with insider trading laws, rules and regulations, as well as procedures designed to further the foregoing purposes. A copy of our insider trading policy is incorporated by reference within the exhibit index of our Annual Report on Form 10-K for our fiscal year ended 2025. In addition, it is the Company’s intent to comply with applicable laws and regulations relating to insider trading.

Hedging and Pledging Policy

Our Insider Trading Policy prohibits directors, officers, consultants and other employees from engaging in derivatives securities or hedging transactions, including prepaid variable forward contracts, equity swaps, collars and exchange funds, or otherwise engage in transactions that hedge or offset, or are designed to hedge or offset any decrease in the market value of our securities and the risks associated with holding our common stock. Our Insider Trading Policy also prohibits trading in publicly-traded options, such as puts and calls, and other derivative securities with respect to our securities (other than stock options and other compensatory equity awards issued by us), as well holding our common stock in margin accounts. Additionally, our Insider Trading Policy prohibits pledging securities as collateral for a loan without prior approval from our Board and pre-clearance from the Chief Legal Officer or their designee.

PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board has appointed KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026, and has further directed that management submit the selection of its independent registered public accounting firm for ratification by the stockholders at the annual meeting and recommended that stockholders ratify such selection. KPMG LLP has audited our financial statements since 2020. Representatives of KPMG LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Neither our Bylaws nor other governing documents or law require stockholder ratification of the appointment of KPMG LLP as our independent registered public accounting firm. However, the Audit Committee of the Board is submitting the selection of KPMG LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the appointment, the Audit Committee of the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee of the Board in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of us and our stockholders.

Principal Accountant Fees and Services

The following table represents aggregate fees billed to Artiva Biotherapeutics, Inc. for the fiscal years ended 2025 and 2024 by KPMG LLP, our principal accountant.

	Fiscal Year Ended
	2025	2024
Audit Fees(1)	$750,355	$1,404,135
All Other Fees	—	—
Total Fees	$750,355	$1,404,135

(1)
“Audit Fees” consist of fees in connection with the audit of our annual financial statements, including the audited financial statements as well as other financial statements presented in our Registration Statement on Form S-1 filed with the SEC in connection with our initial public offering, the audited financial statements presented in our Annual Report on Form 10-K, for the reviews of our financial statements included in our Form 10-Q filings for each fiscal quarter, and services that are normally provided by our independent registered public accounting firm in connection with statutory and regulatory filings or engagements for those fiscal years. Included in the fiscal year 2025 Audit Fees are fees billed in connection with our Registration Statements on Form S-3 and S-8. Included in the fiscal year 2024 Audit Fees are fees billed in connection with our initial public offering.

All fees incurred subsequent to our initial public offering (IPO) in July 2024 were pre-approved by our Audit Committee.

Pre-Approval Policies and Procedures

The Audit Committee has adopted a policy and procedures for the pre-approval of audit and non-audit services rendered by our independent registered public accounting firm, KPMG LLP. The policy generally pre-approves specified services in the defined categories of audit services, audit-related services and tax services up to specified amounts. Pre-approval may also be given as part of the Audit Committee’s approval of the scope of the engagement of the independent auditor or on an individual, explicit, case-by-case basis before the independent auditor is engaged to provide each service. The pre-approval of services may be delegated to one or more of the Audit Committee’s members, but the decision must be reported to the full Audit Committee at its next scheduled meeting.

The Audit Committee has determined that the rendering of services other than audit services by KPMG LLP is compatible with maintaining the principal accountant’s independence.

Audit Committee Report

The Audit Committee consists solely of independent directors, as required by and in compliance with SEC rules and regulations and the Nasdaq listing standards. The Audit Committee operates pursuant to a written charter adopted by the Board.

The Audit Committee is responsible for assisting the Board in its oversight responsibilities related to accounting policies, internal controls, financial reporting, and legal and regulatory compliance. Management of the Company has the primary responsibility for the Company’s financial reporting processes, proper application of accounting principles, and internal controls as well as the preparation of its financial statements. The Company’s independent registered public accounting firm is responsible for performing an audit of the Company’s financial statements and expressing an opinion as to the conformity of such financial statements with accounting principles generally accepted in the United States (U.S. GAAP).

The Audit Committee has reviewed and discussed the Company’s audited financial statements as of and for the year ended December 31, 2025, with management and the independent registered public accounting firm. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (PCAOB) and the SEC. In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence and has discussed with the independent registered public accounting firm its independence.

Based on the review and discussions described above, the Audit Committee recommended to the Board that the Company’s audited financial statements be included in its Annual Report on Form 10-K for the year ended December 31, 2025, for filing with the SEC.

THE AUDIT COMMITTEE

Elizabeth Hougen, (Chair)

Elaine Sorg

Laura Stoppel, Ph.D.

PROPOSAL 3: Approval of amendment to the Company’s 2024 equity incentive plan

On July 15, 2026, our Board, upon the recommendation of the Compensation Committee, amended the Company’s 2024 Equity Incentive Plan, previously amended as of April 16, 2025 (the 2024 Plan), subject to stockholder approval, to (i) increase the aggregate number of shares of common stock authorized for issuance under the 2024 Plan by 5,097,095 shares to an aggregate of 13,328,057 shares and (ii) include the number of shares of common stock issuable upon the exercise of any pre-funded warrants in the calculation of the share reserve’s annual “evergreen” increase. We refer to the 2024 Plan, as so amended, as the “Amended 2024 Plan” throughout this proxy statement. References in this Proposal 3 to our Board include the Compensation Committee of our Board, where applicable.

The Amended 2024 Plan contains the following material changes from the 2024 Plan:

•
Increase Share Reserve. Subject to adjustment for certain changes in our capitalization, the maximum number of shares of our common stock that may be issued under the Amended 2024 Plan will be 13,328,057 shares, which is an increase of 5,097,095 shares over the current maximum number of shares of our common stock that may be issued under the 2024 Plan.
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Increase ISO Limit. Subject to adjustment for certain changes in our capitalization, the maximum number of shares of our common stock that may be issued upon the exercise of incentive stock options under the Amended 2024 Plan will be 39,984,171, which is an increase of 18,980,616 shares over the current maximum under the 2024 Plan.
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Calculation of Annual “Evergreen” Increase. The 2024 Plan currently provides that the number of shares of our common stock reserved for issuance thereunder will automatically increase on January 1 of each year, through (and including) January 1, 2034, by 5% of the total number of shares of our common stock issued and outstanding on December 31 of the preceding year (or a lesser number determined by our Board) (the Evergreen Increase Calculation). The Amended 2024 Plan amends the Evergreen Increase Calculation solely to include in the formula, starting with the increase that will take effect on January 1, 2027, the total number of shares of common stock underlying pre-funded warrants outstanding as of December 31 of the preceding year, in addition to shares of common stock actually outstanding on that date (the Evergreen Increase Calculation as so amended, the Amended Evergreen Increase Calculation).

The summary above does not purport to be a complete description of all of the provisions of the Amended 2024 Plan and is qualified in its entirety by reference to the full text of the Amended 2024 Plan, which is attached as Annex A to this proxy statement.

Approval of the Amended 2024 Plan will also allow us to continue to provide our employees with the opportunity to acquire an ownership interest in the Company through their participation in the Amended 2024 Plan, thereby encouraging them to remain in our service and more closely aligning their interests with those of our stockholders.

If this Proposal 3 is approved by our stockholders, subject to adjustment for certain changes in our capitalization, an additional 5,097,095 shares of our common stock will be available for issuance under the Amended 2024 Plan. In addition, if this Proposal 3 is approved by our stockholders, the Amended Evergreen Increase Calculation will include the number of shares of common stock issuable upon the exercise of any pre-funded warrants. As of the Record Date, a total of 7,573,296 shares of our common stock remained available for issuance under the Amended 2024 Plan, excluding future automatic annual increases. As of the Record Date, a total of 48,885,777 shares of our common stock were outstanding.

Equity Awards Are an Integral Component of Our Compensation Program

Equity awards have been historically and, we believe, will continue to be an integral component of our overall compensation program for our employees, directors, and consultants. Approval of the Amended 2024 Plan will allow us to continue to grant equity awards at levels we determine to be appropriate in order to secure and retain the services of employees, directors, and consultants and to provide incentives for such persons to exert maximum efforts for the Company’s success and ultimately increase stockholder value. The Amended 2024 Plan allows the Company to utilize a broad array of equity incentives with flexibility in designing such incentives, including traditional option grants, stock appreciation rights, restricted stock awards, restricted stock unit awards and performance awards.

The following table provides certain additional information regarding our use of equity awards as of the Record Date:

As of July 20, 2026 (Record Date)
Total number of shares of Common Stock subject to outstanding stock options	1,083,184
Weighted-average exercise price of outstanding stock options	$6.35
Weighted-average remaining term in years of outstanding stock options	8.0 years
Total number of shares of Common Stock subject to outstanding full value awards	4,001,888
Total number of shares of Common Stock available for grant under the 2024 Plan	3,087,024
Total number of shares of Common Stock available for grant under other equity incentive plans	1,200
Total number of shares of Common Stock outstanding	48,885,777
Per-share closing price of Common Stock as reported on the Nasdaq Stock Market LLC	$9.15

The following table provides detailed information regarding the activity related to all of our equity incentive plans for fiscal years 2025 and 2024.

	Fiscal Year
	2025	2024
Total number of shares subject to stock options granted	316,300	1,064,839
Total number of shares subject to full value awards granted	2,564,599	534,095
Weighted-average number of shares outstanding	24,444,057	11,258,851
Burn Rate	11.8%	14.2%

The Size of Our Share Reserve Request Is Reasonable

If this Proposal 3 is approved by our stockholders, we will have 5,097,095 additional shares of our common stock available for grant under the Amended 2024 Plan after the date of the Annual Meeting. Our Board believes this pool size is necessary to provide sufficient reserved shares for a level of grants that will attract, retain, and motivate employees and other participants.

In addition to the share reserve, as further described below under the section entitled “—Description of the Amended 2024 Plan—Authorized Shares,” if our stockholders approve the Amended 2024 Plan as proposed, the Amended Evergreen Increase Calculation in particular may increase the number of shares that may be added to the Amended 2024 Plan. Because pre-funded warrants are the economic equivalent of shares of our common stock, we believe that it is appropriate to include the shares of common stock issuable upon the exercise of pre-funded warrants in the base that is used to calculate the annual share reserve increase effectuated by the Evergreen Increase Calculation, in addition to shares of common stock actually outstanding. As of the Record Date, there were 48,885,777 shares of our common stock outstanding and pre-funded warrants to acquire 2,170,138 shares of common stock, representing approximately 4.3% of our capitalization on a fully-diluted basis. This approach will ensure that the size of the share reserve under the Amended 2024 Plan grows in proportion to our total economic capitalization, consistent with how dilution is measured by our stockholders.

We Manage Our Equity Incentive Award Use Carefully

We continue to believe that equity awards are a vital part of our overall compensation program. Our compensation philosophy reflects broad-based eligibility for equity incentive awards, and we grant awards to substantially all of our employees. However, we recognize that equity awards dilute existing stockholders, and, therefore, we must responsibly manage the growth of our equity compensation program. We are committed to effectively monitoring our equity compensation share reserve, including our “burn rate,” to ensure that we maximize stockholders’ value by granting the appropriate number of equity incentive awards necessary to attract, reward, and retain employees.

The approval of the Amended 2024 Plan will allow us to continue to grant equity awards at levels determined appropriate by our Board or its delegate. The Amended 2024 Plan allows us to utilize multiple types of equity incentives in order to secure and retain the services of our employees, consultants and directors, and to provide long-term incentives that align the interests of our employees, consultants and directors with the interests of our stockholders.

Description of the Amended 2024 Plan

A summary description of the material features of the Amended 2024 Plan is set forth below. The following summary does not purport to be a complete description of all the provisions of the Amended 2024 Plan and is qualified by reference to the Amended 2024 Plan, the form of which is attached to this proxy statement as Annex A and incorporated by reference in its entirety. Stockholders should refer to the Amended 2024 Plan for more complete and detailed information about the terms and conditions of the Amended 2024 Plan.

Eligibility

Any individual who is an employee of us or any of our affiliates, or any person who provides services to us or our affiliates, including members of our Board, is eligible to receive awards under the Amended 2024 Plan at the discretion of the plan administrator.

As of the Record Date, we (including our affiliates) had approximately 118 employees, seven directors and 16 consultants.

Awards

The Amended 2024 Plan provides for the grant of incentive stock options (ISOs) within the meaning of Section 422 of the Internal Revenue Code of 1986 (the “Code”) to employees, including employees of any parent or subsidiary, and for the grant of nonstatutory stock options (NSOs), stock appreciation rights, restricted stock awards, restricted stock unit awards, performance awards and other forms of awards to employees, directors and consultants, including employees and consultants of our affiliates.

Authorized Shares

Subject to adjustments for certain changes in our capitalization, the maximum number of shares of our common stock that may be issued under the Amended 2024 Plan is 13,328,057 shares, which is the sum of: (i) 5,097,095 shares that are subject to approval by our stockholders under this Proposal 3; (ii) 1,214,580 shares that were approved at the Company’s 2025 Annual Meeting of Stockholders; (iii) 2,630,000 shares initially reserved under the 2024 Plan; (iv) 115,436 shares available for the grant of new awards under the Artiva Biotherapeutics, Inc. Amended and Restated 2020 Equity Incentive Plan, as amended (the 2020 Plan); (v) 1,214,580 shares that were added pursuant to the annual automatic share increase on January 1, 2025; (vi) 1,229,777 shares that were added pursuant to the annual automatic share increase on January 1, 2026; and (vii) 1,826,589 shares of our common stock subject to outstanding stock awards granted under our 2020 Plan that, on or after on or after the 2024 Plan becomes effective, expire or otherwise terminate prior to exercise or settlement; are not issued because the stock award is settled in cash; are forfeited or repurchased because of the failure to vest; or are reacquired or withheld to satisfy a tax withholding obligation or the purchase or exercise price, if any, as such shares become available from time to time. In addition, pursuant to the Amended Evergreen Increase Calculation, the number of shares of our common stock reserved for issuance under our Amended 2024 Plan will automatically increase on January 1 of each year, starting on January 1, 2027, through and including January 1, 2034, in an amount equal to (1) 5% of the sum of (i) the number of shares of our common stock issued and outstanding and (ii) the number of shares of common stock issuable upon the exercise of any pre-funded warrants on the last day of the preceding calendar year, or (2) a lesser number of shares of our common stock determined by our Board prior to the date of the increase. Contingent upon approval of this Proposal 3, the maximum number of shares that may be issued upon the exercise of ISOs under our Amended 2024 Plan is 39,984,171 shares.

Shares subject to awards granted under the Amended 2024 Plan that expire or terminate without being exercised or otherwise issued in full or that are paid out in cash rather than in shares do not reduce the number of shares available for issuance under the Amended 2024 Plan. Shares withheld under an award to satisfy the exercise, strike or purchase price of an award or to satisfy a tax withholding obligation do not reduce the number of shares available for issuance under the Amended 2024 Plan. If any shares of our common stock issued pursuant to an award are forfeited back to or repurchased or reacquired by us (i) because of the failure to vest, (ii) to satisfy the exercise, strike or purchase price or (iii) to satisfy a tax withholding obligation in connection with an award, the shares that are forfeited, repurchased or reacquired will revert to and again become available for issuance under the Amended 2024 Plan.

Non-Employee Director Compensation Limit

The aggregate value of all compensation granted or paid to any non-employee director with respect to any fiscal year, including awards granted and cash fees paid to such non-employee director, will not exceed (i) $750,000 in total value or (ii) if such non-employee director is first appointed or elected to our Board during such fiscal year, $1 million in total value, in each case, calculating the value of any equity awards based on the grant date fair value of such equity awards for financial reporting purposes and excluding distributions from a deferred compensation program.

Plan Administration

The Amended 2024 Plan will be administered by our Board, which may in turn delegate some or all of the administration of the Amended 2024 Plan to a committee or committees composed of members of our Board. Our Board has delegated concurrent authority to administer the Amended 2024 Plan to our Compensation Committee, but may, at any time, revest in itself some or all of the power delegated to our Compensation Committee. Our Board and Compensation Committee are each considered to be a “plan administrator” for purposes of this Proposal 3.

Subject to the terms of the Amended 2024 Plan, the plan administrator may determine the recipients, the types of awards to be granted, the number of shares of our common stock subject to or the cash value of awards, and the terms and conditions of awards granted under the Amended 2024 Plan, including the period of their exercisability and vesting. The plan administrator also has the authority to provide for accelerated exercisability and vesting of awards. Subject to the limitations set forth below, the plan administrator also determines the fair market value applicable to an award and the exercise or strike price of stock options and stock appreciation rights granted under the Amended 2024 Plan. Under the Amended 2024 Plan, our plan administrator also generally has the authority to effect, without the approval of stockholders but with the consent of any participant whose award is materially impaired by such action, (i) the reduction of the exercise, purchase, or strike price of any outstanding option or stock appreciation right; (ii) the cancellation of any outstanding option or stock appreciation right and the grant in substitution therefore of other awards, cash, or other consideration; or (iii) any other action that is treated as a repricing under generally accepted accounting principles.

The plan administrator may also delegate to one or more persons or bodies the authority to do one or more of the following to the extent permitted by applicable law: (i) designate recipients (other than officers) of awards, provided that no person or body may be delegated authority to grant a stock award to themself; (ii) determine the number of shares subject to such award; and (iii) determine certain terms of such awards.

Stock Options

ISOs and NSOs are granted under stock option agreements adopted by the plan administrator. The plan administrator determines the exercise price for stock options, within the terms and conditions of the Amended 2024 Plan, provided that the exercise price of a stock option generally cannot be less than 100% of the fair market value of a share of our common stock on the date of grant. Options granted under the Amended 2024 Plan vest at the rate specified in the stock option agreement as determined by the plan administrator.

The plan administrator determines the term of stock options granted under the Amended 2024 Plan, up to a maximum of 10 years. Unless the terms of an optionholder’s stock option agreement provide otherwise or as otherwise provided by the plan administrator, if an optionholder’s service relationship with us or any of our affiliates ceases for any reason other than disability, death, or cause, the optionholder may generally exercise any vested options for a period of three months following the cessation of service. This period may be extended in the event that exercise of the option is prohibited by applicable securities laws. Unless the terms of an optionholder’s stock option agreement provide otherwise or as otherwise provided by the plan administrator, if an optionholder’s service relationship with us or any of our affiliates ceases due to death, or an optionholder dies within a certain period following cessation of service, the optionholder or a beneficiary may generally exercise any vested options for a period of 18 months following the date of death. Unless the terms of an optionholder’s stock option agreement provide otherwise or as otherwise provided by the plan administrator, if an optionholder’s service relationship with us or any of our affiliates ceases due to disability, the optionholder may generally exercise any vested options for a period of 12 months following the cessation of service. In the event of a termination for cause, options generally terminate upon the termination date. In no event may an option be exercised beyond the expiration of its term.

Acceptable consideration for the purchase of our common stock issued upon the exercise of a stock option will be determined by the plan administrator and may include (i) cash, check, bank draft or money order, (ii) a broker-assisted cashless exercise, (iii) the tender of shares of our common stock previously owned by the optionholder, (iv) a net exercise of the option if it is an NSO or (v) other legal consideration approved by the plan administrator.

Unless the plan administrator provides otherwise, options and stock appreciation rights generally are not transferable except by will or the laws of descent and distribution. Subject to approval of the plan administrator or a duly authorized officer, an option may be transferred pursuant to a domestic relations order.

Tax Limitations on ISOs

The aggregate fair market value, determined at the time of grant, of our common stock with respect to ISOs that are exercisable for the first time by an award holder during any calendar year under all of our stock plans may not exceed $100,000. Options or portions thereof that exceed such limit will generally be treated as NSOs. No ISO may be granted to any person who, at the time of the grant, owns or is deemed to own stock possessing more than 10% of our total combined voting power or that of any of our parent or subsidiary corporations unless (i) the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant and (ii) the term of the ISO does not exceed five years from the date of grant.

Restricted Stock Unit Awards

Restricted stock unit awards are granted under restricted stock unit award agreements adopted by the plan administrator. Restricted stock unit awards may be granted in consideration for any form of legal consideration that may be acceptable to the plan administrator and permissible under applicable law, including but not limited to, cash, check, bank draft or money order, or services rendered to us. A restricted stock unit award may be settled by cash, delivery of shares of our common stock, a combination of cash and shares of our common stock as determined by the plan administrator, or in any other form of consideration set forth in the restricted stock unit award agreement. Additionally, dividend equivalents may be credited in respect of shares covered by a restricted stock unit award. Except as otherwise provided in the applicable award agreement or by the plan administrator, restricted stock unit awards that have not vested will be forfeited once the participant’s continuous service ends for any reason.

Restricted Stock Awards

Restricted stock awards are granted under restricted stock award agreements adopted by the plan administrator. A restricted stock award may be awarded in consideration for any form of legal consideration that may be acceptable to the plan administrator and permissible under applicable law, including but not limited to, cash, check, bank draft or money order, or services rendered to us. The plan administrator determines the terms and conditions of restricted stock awards, including vesting and forfeiture terms. If a participant’s service relationship with us ends for any reason, we may receive any or all of the shares of our common stock held by the participant that have not vested as of the date the participant terminates service with us through a forfeiture condition or a repurchase right.

Stock Appreciation Rights

Stock appreciation rights are granted under stock appreciation right agreements adopted by the plan administrator. The plan administrator determines the strike price for a stock appreciation right, which generally cannot be less than 100% of the fair market value of a share of our common stock on the date of grant. A stock appreciation right granted under the Amended 2024 Plan vests at the rate specified in the stock appreciation right agreement as determined by the plan administrator. Stock appreciation rights may be settled in cash or shares of our common stock or in any other form of payment, as determined by the plan administrator and specified in the stock appreciation right agreement.

The plan administrator determines the term of stock appreciation rights granted under the Amended 2024 Plan, up to a maximum of 10 years. Unless the terms of a participant’s stock appreciation rights agreement provide otherwise or as otherwise provided by the plan administrator, if a participant’s service relationship with us or any of our affiliates ceases for any reason other than cause, disability, or death, the participant may generally exercise any vested stock appreciation right for a period of three months following the cessation of service. This period may be further extended in the event that exercise of the stock appreciation right following such a termination of service is prohibited by applicable securities laws. Unless the terms of a participant’s stock appreciation rights agreement provide otherwise or as otherwise provided by the plan administrator, if a participant’s service relationship with us or any of our affiliates ceases due to disability or death, or a participant dies within a certain period following cessation of service, the participant or a beneficiary may generally exercise any vested stock appreciation right for a period of 12 months in the event of disability and 18 months in the event of death. In the event of a termination for cause, stock appreciation rights generally terminate immediately upon the occurrence of the event giving rise to the termination of the individual for cause. In no event may a stock appreciation right be exercised beyond the expiration of its term.

Performance Awards

The Amended 2024 Plan permits the grant of performance awards that may be settled in stock, cash or other property. Performance awards may be structured so that the stock or cash will be issued or paid only following the achievement of certain pre-established performance goals during a designated performance period. Performance awards that are settled in cash or other property are not required to be valued in whole or in part by reference to, or otherwise based on, our common stock.

The performance goals may be based on any measure of performance selected by the plan administrator. The performance goals may be based on a company-wide basis, with respect to one or more business units, divisions, affiliates or segments and may be either absolute or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise by the plan administrator when the performance award is granted, the plan administrator will appropriately make adjustments in the method of calculating the attainment of performance goals for a performance period as follows: (i) to exclude restructuring and/or other nonrecurring charges; (ii) to exclude exchange rate effects; (iii) to exclude the effects of changes to generally accepted accounting principles; (iv) to exclude the effects of any statutory adjustments to corporate tax rates; (v) to exclude the effects of items that are “unusual” in nature or occur “infrequently” as determined under generally accepted accounting principles; (vi) to exclude the dilutive effects of acquisitions or joint ventures; (vii) to assume that any business divested by us achieved performance objectives at targeted levels during the balance of a performance period following such divestiture; (viii) to exclude the effect of any change in the outstanding shares of our common stock by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; (ix) to exclude the effects of stock based compensation and the award of bonuses under our bonus plans; (x) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to be expensed under generally accepted accounting principles; and (xi) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles. In addition, our Board may establish or provide for other adjustment items in the award agreement at the time the award is granted or in such other document setting forth the performance goals at the time the performance goals are established.

Other Awards

The plan administrator may grant other awards based in whole or in part by reference to our common stock. The plan administrator will set the number of shares under the award (or cash equivalent) and all other terms and conditions of such awards.

Changes to Capital Structure

In the event there is a specified type of change in our capital structure, such as a stock split, reverse stock split or recapitalization, appropriate adjustments will be made to (i) the class and maximum number of shares reserved for issuance under the Amended 2024 Plan, (ii) the class of shares used to determine the number of shares by which the share reserve may increase automatically each year, (iii) the class and maximum number of shares that may be issued on the exercise of ISOs and (iv) the class and number of shares and exercise price, strike price or purchase price, if applicable, of all outstanding awards.

Corporate Transactions

The following applies to awards under the Amended 2024 Plan in the event of a corporate transaction (as defined in the Amended 2024 Plan), unless otherwise provided in a participant’s award agreement or other written agreement with us or one of our affiliates or unless otherwise expressly provided by the plan administrator at the time of grant.

In the event of a corporate transaction, any awards outstanding under the Amended 2024 Plan may be assumed, continued or substituted for by any surviving or acquiring corporation (or its parent company), and any reacquisition or repurchase rights held by us with respect to the award may be assigned to our successor (or its parent company). If the surviving or acquiring corporation (or its parent company) does not assume, continue or substitute for such awards, then (i) with respect to any such awards that are held by participants whose continuous service has not terminated prior to the effective time of the corporate transaction, or current participants, the vesting (and exercisability, if applicable) of such awards will be accelerated in full (or, in the case of performance awards with multiple vesting levels depending on the level of performance, vesting will accelerate at 100% of the target level) to a date prior to the effective time of the corporate transaction (contingent upon the effectiveness of the corporate transaction), and such awards will terminate if not exercised (if applicable) at or prior to the effective time of the corporate transaction, and any reacquisition or repurchase rights held by us with respect to such awards will lapse (contingent upon the effectiveness of the corporate transaction), and (ii) any such awards that are held by persons other than current participants will terminate if not exercised (if applicable) prior to the effective time of the corporate transaction, except that any reacquisition or repurchase rights held by us with respect to such awards will not terminate and may continue to be exercised notwithstanding the corporate transaction.

In the event an award will terminate if not exercised prior to the effective time of a corporate transaction, the plan administrator may provide, in its sole discretion, that the holder of such award may not exercise such award but instead will receive a payment equal in value to the excess (if any) of (i) the per share amount payable to holders of our common stock in connection with the corporate transaction, over (ii) any per share exercise price payable by such holder, if applicable.

Under the Amended 2024 Plan, a corporate transaction is generally defined as the consummation of: (1) a sale of all or substantially all of our assets, (2) the sale or disposition of at least 50% of our outstanding securities, (3) a merger or consolidation where we do not survive the transaction, or (4) a merger or consolidation where we do survive the transaction but the shares of our common stock outstanding immediately before such transaction are converted or exchanged into other property by virtue of the transaction.

Change in Control

Awards granted under the Amended 2024 Plan may be subject to acceleration of vesting and exercisability upon or after a change in control as may be provided in the applicable stock award agreement or in any other written agreement between us or any affiliate and the participant, but in the absence of such provision, no such acceleration will automatically occur.

Under the Amended 2024 Plan, a change in control is generally defined as: (1) the acquisition by any person or company of more than 50% of the combined voting power of our then outstanding stock; (2) a consummated merger, consolidation or similar transaction in which our stockholders immediately before the transaction do not own, directly or indirectly, more than 50% of the combined voting power of the surviving entity (or the parent of the surviving entity) in substantially the same proportions as their ownership immediately prior to such transaction; (3) a consummated sale, lease, exclusive license or other disposition of all or substantially all of our assets other than to an entity more than 50% of the combined voting power of which is owned by our stockholders in substantially the same proportions as their ownership of our outstanding voting securities immediately prior to such transaction; or (4) when a majority of our Board becomes comprised of individuals who were not serving on our Board on the date the 2024 Plan was adopted by the Board, or the incumbent board, or whose nomination, appointment, or election was not approved by a majority of the incumbent board still in office.

Plan Amendment or Termination

Our Board has the authority to amend, suspend, or terminate the Amended 2024 Plan at any time, provided that such action does not materially impair the existing rights of any participant without such participant’s written consent. Certain material amendments also require stockholder approval. No ISOs may be granted after the tenth anniversary of the date our Board first approved the 2024 Plan. No awards may be granted under the Amended 2024 Plan while it is suspended or after it is terminated.

U.S. Federal Income Tax Consequences

The following is a summary of the principal U.S. federal income tax consequences to participants and us with respect to participation in the Amended 2024 Plan. This summary is not intended to be exhaustive and does not discuss the income tax laws of any local, state or foreign jurisdiction in which a participant may reside. The information is based upon current U.S. federal income tax rules and therefore is subject to change when those rules change. Because the tax consequences to any participant may depend on such participant’s particular situation, each participant should consult the participant’s tax adviser regarding the federal, state, local and other tax consequences of the grant or exercise of an award or the disposition of stock acquired under the Amended 2024 Plan. The Amended 2024 Plan is not qualified under the provisions of Section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended. Our ability to realize the benefit of any tax deductions described below depends on our generation of taxable income as well as the requirement of reasonableness and the satisfaction of our tax reporting obligations.

Nonstatutory Stock Options

Generally, there is no taxation upon the grant of an NSO. Upon exercise, a participant will recognize ordinary income equal to the excess, if any, of the fair market value of the underlying stock on the date of exercise of the stock option over the exercise price. If the participant is employed by us or one of our affiliates, that income will be subject to withholding taxes. The participant’s tax basis in those shares will be equal to their fair market value on the date of exercise of the stock option, and the participant’s capital gain holding period for those shares will begin on the day after they are transferred to the participant. Subject to the requirement of reasonableness, the deduction limits under Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the participant.

Incentive Stock Options

The Amended 2024 Plan provides for the grant of stock options that are intended to qualify as “incentive stock options,” as defined in Section 422 of the Code. Under the Code, a participant generally is not subject to ordinary income tax upon the grant or exercise of an ISO. If the participant holds a share received upon exercise of an ISO for more than two years from the date the stock option was granted and more than one year from the date the stock option was exercised, which is referred to as the required holding period, the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the participant’s tax basis in that share will be long-term capital gain or loss. If, however, a participant disposes of a share acquired upon exercise of an ISO before the end of the required holding period, which is referred to as a disqualifying disposition, the participant generally will recognize ordinary income in the year of the disqualifying disposition equal to the excess, if any, of the fair market value of the share on the date of exercise of the stock option over the exercise price. However, if the sales proceeds are less than the fair market value of the share on the date of exercise of the stock option, the amount of ordinary income recognized by the participant will not exceed the gain, if any, realized on the sale. If the amount realized on a disqualifying disposition exceeds the fair market value of the share on the date of exercise of the stock option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year. For purposes of the alternative minimum tax, the amount by which the fair market value of a share of stock acquired upon exercise of an ISO exceeds the exercise price of the stock option generally will be an adjustment included in the participant’s alternative minimum taxable income for the year in which the stock option is exercised. If, however, there is a disqualifying disposition of the share in the year in which the stock option is exercised, there will be no adjustment for alternative minimum tax purposes with respect to that share. In computing alternative minimum taxable income, the tax basis of a share acquired upon exercise of an ISO is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the stock option is exercised. We are not allowed a tax deduction with respect to the grant or exercise of an ISO or the disposition of a share acquired upon exercise of an ISO after the required holding period. If there is a disqualifying disposition of a share, however, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the participant, subject to the requirement of reasonableness, the deduction limits under Section 162(m) of the Code and provided that either the employee includes that amount in income or we timely satisfy our reporting requirements with respect to that amount.

Restricted Stock Awards

Generally, the recipient of a restricted stock award will recognize ordinary income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is subject to restrictions constituting a substantial risk of forfeiture when it is received (for example, if the employee is required to work for a period of time in order to have the right to transfer or sell the stock), the recipient generally will not recognize income until the restrictions constituting a substantial risk of forfeiture lapse, at which time the recipient will recognize ordinary income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock. A recipient may, however, file an election with the Internal Revenue Service, within 30 days following the date of grant, to recognize ordinary income, as of the date of grant, equal to the excess, if any, of the fair market value of the stock on the date the award is granted over any amount paid by the recipient for the stock. The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from a restricted stock award will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the restrictions constituting a substantial risk of forfeiture lapse. Subject to the requirement of reasonableness, the deduction limits under Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the restricted stock award.

Restricted Stock Unit Awards

Generally, the recipient of a restricted stock unit award will recognize ordinary income at the time the stock is delivered equal to the excess, if any, of (i) the fair market value of the stock received over any amount paid by the recipient in exchange for the stock or (ii) the amount of cash paid to the participant. The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from a restricted stock unit award will be the amount paid for such shares plus any ordinary income recognized when the stock is delivered, and the participant’s capital gain holding period for those shares will begin on the day after they are transferred to the participant. Subject to the requirement of reasonableness, the deduction limits under

Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the restricted stock unit award.

Stock Appreciation Rights

Generally, the recipient of a stock appreciation right will recognize ordinary income equal to the fair market value of the stock or cash received upon such exercise. Subject to the requirement of reasonableness, the deduction limits under Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock appreciation right.

Tax Consequences to the Company

Compensation of Covered Employees

Our ability to obtain a deduction for amounts paid under the Amended 2024 Plan could be limited by Section 162(m) of the Code. Section 162(m) of the Code limits our ability to deduct compensation, for U.S. federal income tax purposes, paid during any year to a “covered employee” (within the meaning of Section 162(m) of the Code) in excess of $1 million.

Golden Parachute Payments

Our ability (or the ability of one of our subsidiaries) to obtain a deduction for future payments under the Amended 2024 Plan could also be limited by the golden parachute rules of Section 280G of the Code, which prevent the deductibility of certain “excess parachute payments” made in connection with a change in control of an employer-corporation.

New Plan Benefits under Amended 2024 Plan

The following table sets forth certain information regarding future benefits under the Amended 2024 Plan.

Name and Position	Number of Shares
Fred Aslan, M.D., Chief Executive Officer	(1)
Jennifer Bush, Chief Operating Officer, Chief Legal Officer and Compliance Officer	(1)
Christopher Horan, Chief Technical Operations Officer	(1)
All current executive officers as a group	(1)
All current directors who are not executive officers as a group	(2)
All employees, including all current officers who are not executive officers, as a group	(1)

(1) Awards granted under the Amended 2024 Plan to our executive officers and other employees are discretionary and are not subject to set benefits or amounts under the terms of the Amended 2024 Plan, and our Board and Compensation Committee have not granted any awards under the Amended 2024 Plan subject to stockholder approval of this Proposal 3. Accordingly, the benefits or amounts that will be received by or allocated to our executive officers and other employees under the 2024 Plan are not determinable.

(2) Awards granted under the Amended 2024 Plan to our non-employee directors are discretionary and are not subject to set benefits or amounts under the terms of the Amended 2024 Plan, and our Board and Compensation Committee have not granted any awards under the Amended 2024 Plan subject to stockholder approval of this Proposal 3. However, pursuant to our current non-employee director compensation policy, and based on the current composition of our Board, on the date of each annual meeting of our stockholders, the aggregate number of shares of our common stock subject to awards that will automatically be granted to all of our current directors who are not executive officers as a group will be 82,500 shares (which consists of a stock option to purchase 13,750 shares of our common stock for each of our current non-employee directors), assuming each such individual will be continuing as a non-employee director following such date. On and after the date of the Annual Meeting, any such stock options will be granted under the Amended 2024 Plan if this Proposal 3 is approved by our stockholders. For additional information regarding our current non-employee director compensation policy, please see “Non-Employee Director Compensation—Non-Employee Director Compensation Policy” below.

2024 Plan Benefits

The following table sets forth, for each of the individuals and various groups indicated, the total number of shares of our common stock subject to awards that have been granted under the 2024 Plan since its original effectiveness and through the Record Date (even if not currently outstanding).

Name and Position	Options	RSUs

Fred Aslan, M.D., Chief Executive Officer	319,331	1,652,651
Jennifer Bush, Chief Operating Officer, Chief Legal Officer and Compliance Officer	-	338,827
Christopher Horan, Chief Technical Operations Officer	-	309,456
All Current Executive Officers as a Group	413,081	2,452,934
All Current Non-Employee Directors as a Group	151,250	-
All Current Employees as a Group (including all current non-executive officers)	649,581	4,133,196
Each Nominee for Director:
Brian Daniels, M.D.	13,750	-
Laura Stoppel, Ph.D.	13,750	-
Each Associate of any Director, Executive Officer or Nominee	-	-
Each Other Current and Former 5% Holder or Future 5% Recipient	-	-

Registration with the SEC

If this Proposal 3 is approved by our stockholders, the Company will file a Registration Statement on Form S-8 with the SEC with respect to the shares of the Company’s common stock to be registered pursuant to the Amended 2024 Plan, as soon as reasonably practicable following stockholder approval.

EXECUTIVE OFFICERS

The following table sets forth certain information with respect to our executive officers as of July 20, 2026.

Name	Age	Position(s)
Fred Aslan, M.D.	52	Chief Executive Officer and Director
Subhashis Banerjee, M.D.	70	Chief Medical Officer
Jennifer Bush	51	Chief Operating Officer, Chief Legal Officer and Compliance Officer
Christopher P. Horan	59	Chief Technical Operations Officer
Diego Miralles, M.D.	63	President and Head of Research and Development

Fred Aslan, M.D. Biographical information for Dr. Aslan is included above with the director biographies under the caption “Class III Directors Continuing in Office Until Our 2027 Annual Meeting”.

Subhashis Banerjee, M.D. Dr. Banerjee joined us as our Chief Medical Officer in April 2025. Previously, Dr. Banerjee served as Senior Vice President at VYNE Therapeutics Inc., a public clinical-stage biopharmaceutical company (VYNE), from July 2024 through April 2025. Prior to VYNE, Dr. Banerjee served as Vice President & Disease Area Head, Rheumatology and Dermatology at Bristol Myers Squibb Company (BMS), a public biopharmaceutical company, from June 2013 through July 2024. During his tenure at BMS, Dr. Banerjee served as the global lead for mid- to late-stage clinical development of SOTYKTU® (deucravacitinib), ORENCIA® (abatacept) and clazakizumab (anti-IL-6 antibody) for the treatment of a variety of immunological conditions. Dr. Banerjee also served as a global clinical program lead at Eli Lilly and Company, a public pharmaceutical company, from September 2009 to May 2013. From April 2005 to April 2009, Dr. Banerjee served as Director at Pfizer Inc., a public pharmaceutical company, where he supported the clinical development of XELJANZ® (tofacitinib). Earlier in his career, Dr. Banerjee served as Senior Principal Scientist at AbbVie from June 1993 to March 2005. Dr. Banerjee received his MBBS and M.D. degrees from Christian Medical College in Vellore, India, and he completed his residency in internal medicine at St. Vincent Hospital in Worcester, Massachusetts.

Jennifer Bush. Ms. Bush has served as our Chief Operating Officer since April 2024, and as our Executive Vice President, Chief Legal Officer and Compliance Officer since February 2021 and was previously our Executive Vice President, General Counsel and Secretary since September 2020, and she served as our Corporate Secretary until February 2026. Previously, Ms. Bush served as Senior Vice President, General Counsel, Head of Human Resources and Regulatory Affairs at Organovo, Inc., a publicly held biotechnology company, from September 2014 to August 2020. Prior to Organovo, Inc., Ms. Bush served as Associate General Counsel & Global Privacy Officer at Broadcom Corporation, a publicly held semiconductor and infrastructure software company, from October 2010 to August 2014 and as Associate General Counsel at DivX, Inc., a private digital entertainment company, from February 2010 to October 2010. Earlier in her career, Ms. Bush was a Principal at Fish & Richardson P.C. and an Associate at Irell & Manella LLP. Ms. Bush received her A.B. in History from Princeton University and her J.D. from Yale Law School. She subsequently served as a Law Clerk to the Honorable Stanley Marcus, of the U.S. Court of Appeals for the 11th Circuit.

Christopher P. Horan. Mr. Horan joined us as our Chief Technical Operations Officer in December 2021. Previously, Mr. Horan served as Chief Technical Operations Officer at Sanbio Company Limited, a private biopharmaceutical company, since July 2020. From April 2018 to May 2020, Mr. Horan served as Chief Technical Operations Officer at Dermira, Inc. (Dermira), a then-private biotechnology company. Prior to Dermira, Mr. Horan served as Senior Vice President for global product and supply chain management at Genentech, Inc., a commercial-stage biotechnology company, from August 2004 to March 2018, and as Director/Business Partner and in other roles at Merck & Company, Inc. from 1988 to 2004. Mr. Horan received a B.E. from Stevens Institute of Technology.

Diego Miralles, M.D. Dr. Miralles has served as our President and Head of Research and Development since May 2026. Dr. Miralles previously served as a member of the Board from May 2024 to May 2026. Dr. Miralles has also served as the Chief Executive Officer at AZURNA Therapeutics, Inc., a private pharmaceutical development company, since January 2024. From December 2020 to September 2022, Dr. Miralles served as Chief Executive Officer at Laronde Inc., an early-stage biotechnology company. Dr. Miralles also served as Chief Executive Officer at Vividion, from August 2017 to September 2020. Dr. Miralles has served as a member of the board of directors at Rady Children’s Institute for Genomic Medicine since 2008, served as a member of the board of directors at NeuBase Therapeutics, Inc., a public biopharmaceutical company, from April 2019 to April 2021, has served as a member of the board of directors of St. Vincent de Paul Village, Inc. (dba Father Joe’s Villages), a 501(c)3 charitable organization, and has served as a member of the board of directors at Contineum Therapeutics, Inc., a public biopharmaceutical company, from March 2025. Dr. Miralles received his M.D. degree from the University of Buenos Aires.

Each executive officer serves at the discretion of our Board and holds office until the executive officer’s successor is duly elected and qualified or until the executive officer’s earlier resignation or removal.

EXECUTIVE AND DIRECTOR COMPENSATION

The following tables and accompanying narrative disclosure set forth information about the compensation provided to our named executive officers during the years ended December 31, 2025 and 2024. These executive officers, who include the individuals who served as our principal executive officer in 2025 and the two most highly compensated executive officers (other than our principal executive officer) who were serving as executive officers at the end of the fiscal year ended December 31, 2025, were:

•
Fred Aslan, M.D., Chief Executive Officer;
•
Jennifer Bush, Chief Operating Officer, Chief Legal Officer and Compliance Officer; and
•
Christopher Horan, Chief Technical Operations Officer.

We refer to these individuals as our named executive officers.

Summary Compensation Table

The following table shows for the fiscal years ended December 31, 2025 and 2024, compensation awarded to or paid to, or earned by, the named executive officers.

Name and Principal Position	Year	Salary ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total ($)
Fred Aslan, M.D.	2025	665,000	5,455,700	—	536,281	14,234	6,671,215
Chief Executive Officer	2024	621,583	2,599,980	4,264,463	341,528	234	7,827,788
Jennifer Bush	2025	520,000	697,501	—	304,980	14,234	1,536,715
Chief Operating Officer, Chief Legal Officer and Compliance Officer	2024	478,194	537,000	292,439	197,972	234	1,505,839
Christopher Horan(5)	2025	490,000	638,236	—	287,385	234	1,415,855
Chief Technical Operations Officer

(1)
The amounts reported here do not reflect the actual economic value realized by our named executive officers. In accordance with SEC rules, this column represents the grant date fair value of shares underlying restricted stock unit awards (including those issued in connection with our option-for-RSU exchange in December 2025), calculated in accordance with ASC 718. Assumptions used in the calculation of the grant date fair value of the restricted stock units are set forth in Note 2, “Stock-Based Compensation” to our audited consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025.
(2)
The amounts reported here do not reflect the actual economic value realized by our named executive officers. In accordance with SEC rules, this column represents the grant date fair value of shares underlying stock options, calculated in accordance with ASC 718. Assumptions used in the calculation of the grant date fair value of the stock options are set forth in Note 2, “Stock-Based Compensation” to our audited consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025.
(3)
The amounts disclosed for 2025 represent performance bonuses earned in 2025 and paid in early 2026. The amounts disclosed for 2024 represent performance bonuses earned in 2024 and paid in early 2025. For additional information, please see the subsection titled “—Annual Performance-Based Bonus Opportunity.”
(4)
The amounts in this column reflect employer matching contributions received by each NEO under the Company's 401(k) plan and life insurance premiums paid by the Company.
(5)
Mr. Horan was not a “named executive officer” during fiscal year 2024 and accordingly his 2024 compensation is not presented in the table above.

Annual Base Salary

The 2025 annual base salaries for our named executive officers are provided below:

Name	2025 Base Salary ($)
Fred Aslan, M.D.	665,000
Jennifer Bush	520,000
Christopher Horan	490,000

In January 2026, the Compensation Committee approved annual base salaries, to be effective January 1, 2026, of $691,600, $540,800, and $509,600 for Dr. Aslan, Ms. Bush and Mr. Horan, respectively.

Annual Performance-Based Bonus Opportunity

We seek to motivate and reward our executives for achievements relative to our corporate goals and expectations for each fiscal year. In 2025, each of our named executive officers was eligible to receive an annual performance bonus based on the achievement of corporate and individual performance goals, as determined by our Board or an authorized committee thereof. Each named executive officer has a target bonus represented as a percentage of base salary (a “target bonus percentage”) each of which is set forth below. In 2025, our named executive officers were entitled to the following target bonus percentages:

Name	2025 Target Bonus
Fred Aslan, M.D.	55%
Jennifer Bush	40%
Christopher Horan	40%

The annual corporate performance goals are generally tied to achievement of research, clinical, and regulatory milestones related to our clinical development programs. The Compensation Committee and our Board reviews the Company’s achievement of the corporate goals in their totality, taking into account the Company’s overall performance for the year.

For each of Dr. Aslan, Ms. Bush and Mr. Horan, 2025 annual performance bonuses were based on achievement of our corporate goals, with a modifier to account for individual performance. The corporate goals established and achieved for 2025 included various development activities and objectives related to clinical trials, regulatory objectives, manufacturing, and capital raising and management objectives. Our Compensation Committee and our Board (in the case of Dr. Aslan) determined that corporate goals were achieved at 127.5% with a discretionary individual multiplier of 115% for each of Dr. Aslan, Ms. Bush and Mr. Horan. This resulted in the payment of 2025 annual performance bonuses of $536,281 to Dr. Aslan, $304,980 to Ms. Bush and $287,385 to Mr. Horan.

Equity Incentive Plan Compensation

From time to time, we grant equity awards in the form of stock options and restricted stock unit (RSU) awards to our named executive officers, which are generally subject to vesting based on each named executive officer’s continued service with us. Each of our named executive officers currently holds outstanding RSU awards that were granted under our equity incentive plans, as set forth in the table below titled “—Outstanding Equity Awards at Fiscal Year-End.”

In February 2025, the Compensation Committee granted RSUs under our 2024 Equity Incentive Plan (as amended, our 2024 Plan) for 86,650 and 60,000 shares to Ms. Bush and Mr. Horan, respectively. Additionally, in March 2025, our Board granted an RSU under our 2024 Plan for 200,000 shares to Dr. Aslan. The shares subject to the RSUs shall vest in a series of 16 successive equal installments on each of the following quarterly vesting dates of February 15, May 15, August 15, and November 15 over four years, with the first such installment vesting on May 15, 2025, subject to the named executive officers’ continuous service as of each such vesting date. If a Change in Control occurs and upon three months prior to, or 12 months after, the effective time of such Change in Control, the named executive officers’ continuous service terminates due to an involuntary termination (not including death or disability) without Cause or the named executive officers voluntarily terminate with Good Reason, the vesting and exercisability of the named executive officers’ RSUs, respectively, will accelerate in full.

In December 2025, Dr. Aslan, Ms. Bush, and Mr. Horan entered into Option for RSU Exchange Agreements (the Exchange Agreements). These agreements provided a one-time opportunity for eligible participants, including the named executive officers, to surrender outstanding stock options with exercise prices greater than the current fair market value of the Company’s common stock in exchange for RSUs granted under the Company’s 2024 Plan. The RSU grants became effective on December 12, 2025. Pursuant to these agreements, (i) Dr. Aslan surrendered options to purchase 869,136 shares of common stock, including 566,470 vested options and 302,666 unvested options, (ii) Ms. Bush surrendered options to purchase 84,877 shares of common stock, including 60,371 vested options and 24,506 unvested options and (iii) Mr. Horan surrendered options to purchase 107,156 shares of common stock, including 88,436 vested options and 18,720 unvested options. In exchange for their vested options, Dr. Aslan received 566,470 RSUs, Ms. Bush received 60,371 RSUs and Mr. Horan received 88,436 RSUs, 50% of which will vest on August 15, 2026, and 25% of which will vest on each of November 15, 2026, and February 15, 2027, and for which vesting will fully accelerate in the event they are terminated other than for Cause or they resign for Good Reason (as such terms are defined in the Exchange Agreements). In exchange for their unvested options, Dr. Aslan received 302,666 RSUs, Ms. Bush received 24,506 RSUs and Mr. Horan received 18,720 RSUs, which will vest between August 15, 2026, and February 15, 2029 with various vesting terms in accordance with the named executive officer’s Exchange Agreements, and for which an additional six (6) months of vesting will be accelerated (additional to any acceleration provided in their offer letters) in the event they are terminated other than for Cause or they resign for Good Reason.

In February 2026, the Compensation Committee granted RSUs under our 2024 Plan for 366,850, 117,300, and 117,300 shares to Dr. Aslan, Ms. Bush, and Mr. Horan, respectively. The shares subject to the RSUs shall vest in a series of 16 successive equal installments on each of the following quarterly vesting dates of February 15, May 15, August 15, and November 15 over four years, with the first such installment vesting on May 15, 2026, subject to the named executive officers’ continuous service as of each such vesting date. If a Change in Control occurs and upon three months prior to, or 12 months after, the effective time of such Change in Control, the named executive officers’ continuous service terminates due to an involuntary termination (not including death or disability) without Cause or the named executive officers voluntarily terminate with Good Reason, the vesting and exercisability of the named executive officers’ RSUs, respectively, will accelerate in full.

Outstanding Equity Awards at Fiscal Year End

The following table presents information regarding outstanding equity awards held by our named executive officers as of December 31, 2025. All awards were granted pursuant to the 2024 Plan.

			STOCK AWARDS (1)
Name	Grant Date(1)		Number of shares or units of stock that have not vested (#)	Market value of shares of units of stock that have not vested ($)(2)
Fred Aslan, M.D.	7/11/2024	(3)	148,958	639,030
	3/5/2025	(4)	162,500	697,125
	12/12/2025	(5)	566,470	2,430,156
	12/12/2025	(6)	76,002	326,049
	12/12/2025	(7)	13,776	59,099
	12/12/2025	(6)	212,888	913,290
Jennifer Bush	9/12/2024	(3)	34,375	147,469
	2/26/2025	(4)	70,405	302,037
	12/12/2025	(5)	60,371	258,992
	12/12/2025	(6)	13,680	58,687
	12/12/2025	(8)	3,426	14,698
	12/12/2025	(7)	7,400	31,746
Christopher Horan	9/12/2024	(3)	17,188	73,737
	2/26/2025	(4)	48,750	209,138
	12/12/2025	(5)	88,436	379,390
	12/12/2025	(8)	3,421	14,676
	12/12/2025	(6)	13,683	58,700
	12/12/2025	(9)	1,616	6,933

(1)
All of the equity awards granted to our named executive officers after our IPO were granted under our 2024 Plan.
(2)
The amount is calculated using a value of $4.29 per share, which was the closing price of our common stock on the Nasdaq Global Market on December 31, the last trading day of fiscal year 2025.
(3)
One-fourth of the shares subject to the restricted stock unit shall vest on August 15, 2025, and the remainder of the shares subject to the restricted stock unit shall vest at a rate of 1/12th of the balance on each of the following quarterly vest dates of February 15, May 15, August 15 and November 15 over the subsequent three years, subject to continuous service with us as of each such vesting date. If a Change in Control (as defined in the 2024 Plan) occurs and upon or within three months prior to, or 12 months after, the effective time of such Change in Control, and continuous service terminates due to an involuntary termination (not including death or Disability) without Cause (as defined in the 2024 Plan) or the officer voluntarily terminates with Good Reason (as defined in the 2024 Plan), the vesting and exercisability of the RSUs shall be accelerated in full.
(4)
The RSUs shall vest in a series of 16 successive substantially equal installments on each of the following quarterly vest dates of February 15, May 15, August 15, and November 15 over four years, with the first such installment vesting on May 15, 2025. If a Change in Control occurs and upon or within three months prior to, or 12 months after, the effective time of such Change in Control, Recipient’s Continuous Service terminates due to an involuntary termination (not including death or Disability) without Cause or the officer voluntarily terminates with Good Reason, the vesting and exercisability of the RSUs shall be accelerated in full.
(5)
The RSUs shall vest 50% at August 15, 2026, and then 25% each on November 15, 2026 and February 15, 2027.
(6)
The RSUs shall vest in substantially equal installments on each of the following quarterly vest dates of February 15, May 15, August 15, and November 15 with the first such installment vesting on August 15, 2026 and the last installment vesting on February 15, 2029, and for which an additional six (6) months of vesting will be accelerated (additional to any acceleration provided in their offer letters) in the event the officer is terminated other than for Cause or they resign for Good Reason.
(7)
The RSUs shall vest in substantially equal installments on each of the following quarterly vest dates of February 15, May 15, August 15, and November 15 with the first such installment vesting on August 15, 2026 and the last installment vesting on May 15, 2028, and for which an additional six (6) months of vesting will be accelerated (additional to any acceleration provided in their offer letters) in the event the officer is terminated other than for Cause or they resign for Good Reason.
(8)
The RSUs shall vest in substantially equal installments on each of the following quarterly vest dates of February 15, May 15, August 15, and November 15 with the first such installment vesting on August 15, 2026 and the last installment vesting on November 15, 2027, and for which an additional six (6) months of vesting will be accelerated (additional to any acceleration provided in their offer letters) in the event the officer is terminated other than for Cause or they resign for Good Reason.
(9)
100% of the RSUs shall vest on August 15, 2026. An additional six (6) months of vesting will be accelerated (additional to any acceleration provided in the officer’s offer letter) in the event the officer is terminated other than for Cause or they resign for Good Reason.

Employment Arrangements with our Named Executive Officers

We have entered into offer letter agreements with each of our named executive officers which are described below. For a discussion of the severance pay and other benefits available in connection with a termination of employment and/or a change in control under the arrangements with our named executive officers, please see “— Potential Payments Upon Termination or Change in Control” below. In addition, each of our named executive officers is eligible to participate in the employee benefit plans generally available to our employees.

Dr. Aslan. We entered into an offer letter with Dr. Aslan on December 14, 2020, which was subsequently amended in April 2021, which governs the terms of his employment with us. Pursuant to his offer letter, Dr. Aslan was originally entitled to an initial base salary of $480,000, which was most recently increased in January 2026 by the board to $691,600, effective as of January 1, 2026. Pursuant to the terms of his amended offer letter, Dr. Aslan was also eligible to receive an annual discretionary bonus at a target amount of 50% of his then current annual base salary, which the Compensation Committee of the Board increased to a target amount of 55% effective as of January 1, 2022 based on the achievement of performance targets and metrics, as determined by our Board. In addition, pursuant to the offer letter, Dr. Aslan was granted (i) an option to purchase 257,319 shares of our common stock (the Initial Option Grant), and (ii) an option to purchase 51,463 shares of our common stock (the Performance Option), the terms of which are set forth in the Outstanding Equity Awards table. In addition to the Initial Option Grant and Performance Option, at the closing of any future private preferred stock equity rounds of financing by the company prior to an initial public offering of our common stock on a national securities exchange, subject to board approval, Dr. Aslan’s offer letter provides for additional options (or restricted stock awards) to enable Dr. Aslan to maintain a 5% equity interest in our company (collectively with the Initial Option Grant and the Performance Option, the Initial Options). In addition to the Initial Options, upon the consummation of an initial public offering of our stock on a national securities exchange, subject to board approval, Dr. Aslan’s offer letter provides for an additional option (or restricted stock awards) to enable him to maintain on a fully diluted basis a 4.5% equity interest in the company (the IPO Grant). In July 2024, our Board approved a stock option and a restricted stock unit grant to Dr. Aslan to satisfy our obligation to issue the IPO Grant, as described above under “—Equity-Based Incentive Awards.” Dr. Aslan’s offer letter also provides for severance benefits upon an involuntary termination, as described below under “—Potential Payments upon Termination or Change in Control.”

Ms. Bush. We entered into an offer letter with Ms. Bush effective as of August 2020, which was subsequently amended in April 2021, which governs the terms of her employment with us. Pursuant to her offer letter, Ms. Bush was entitled to an initial annual base salary of $350,000, which was most recently increased in January 2026 by the Compensation Committee of the Board to $540,800, effective as of January 1, 2026. Ms. Bush was also eligible to receive an annual discretionary bonus at a target amount of 30% of her annual base salary, which the Compensation Committee of the Board increased to a target amount of 40% effective as of January 1, 2022, based on the achievement of individual and corporate performance targets and metrics, as determined by our Board. In addition, pursuant to her offer letter, Ms. Bush was granted an option to purchase 22,799 shares of our common stock. Ms. Bush’s offer letter also provides for severance benefits upon an involuntary termination, as described below under “—Potential Payments upon Termination or Change in Control.”

Mr. Horan. We entered into an offer letter with Mr. Horan effective as of December 2021 which governs the terms of his employment with us. Pursuant to his offer letter, Mr. Horan was entitled to an initial annual base salary of $400,000, which was most recently increased in January 2026 by the Compensation Committee of the Board to $509,600, effective as of January 1, 2026. Mr. Horan was also paid a signing bonus of $100,000 upon commencement of his employment. Further, Mr. Horan was eligible to receive an annual discretionary bonus at a target amount of 30% of his then current annual base salary, which the Compensation Committee of the Board increased to a target amount of 40% effective as of January 1, 2022 based on the achievement of performance targets and metrics, as determined by our Board. In addition, pursuant to his offer letter, Mr. Horan was granted an option to purchase 77,519 shares of our common stock. Mr. Horan’s offer letter also provides for severance benefits upon an involuntary termination, as described below under “—Potential Payments upon Termination or Change in Control.”

Potential Payments upon Termination or Change in Control

Regardless of the manner in which a named executive officer’s service terminates, each named executive officer is entitled to receive amounts previously earned during their term of service, including unpaid salary and cash out of unused vacation. In addition, our named executive officers are entitled to certain severance benefits under their executive employment agreements or offer letters, subject to their execution of a release of claims, return of all company property, compliance with post-termination obligations and resignation from all positions with us.

Pursuant to the terms of Dr. Aslan’s offer letter, as amended, if we terminate his employment without cause (other than as a result of death or disability) or he resigns for good reason (each, as defined in his amended offer letter), Dr. Aslan will be entitled to receive, subject to his execution and non-revocation of a general release in favor of us, (i) continued payment of his then-current base salary for 12 months, (ii) premiums for COBRA continuation coverage for up to 12 months, and (iii) accelerated vesting of all outstanding and unvested service-based equity awards as if he had completed an additional six months of service with the Company. In addition, if Dr. Aslan is terminated without cause (other than as a result of death or disability) or resigns for good reason, in each case within three months prior to, or 12 months after a change of control (each, as defined in his amended offer letter) then Dr. Aslan will be entitled to receive (1) continued payment of his then-current base salary for 18 months, (2) premiums for COBRA continuation of coverage for up to 18 months, (3) accelerated vesting of all outstanding and unvested service-based equity awards, and (4) his full target annual bonus for the fiscal year in which his employment is terminated.

Pursuant to the terms of Ms. Bush’s offer letter, as amended, if we terminate her employment without cause (other than as a result of death or disability) or if Ms. Bush resigns for good reason (each as defined in her amended offer letter), Ms. Bush will be entitled to receive, subject to her execution and non-revocation of a general release in favor of us, (i) continued payment of her then-current base salary for nine months, (ii) premiums for COBRA continuation coverage for up to nine months, and (iii) accelerated vesting of all outstanding and unvested service-based equity awards as if she had completed an additional three months of service with the Company. In addition, if Ms. Bush is terminated without cause (other than as a result of death or disability) or resigns for good reason, in each case within three months prior to, or 12 months after a change of control (each, as defined in the amended offer letter) then Ms. Bush will be entitled to receive (1) continued payment of her then-current base salary for 12 months, (2) premiums for COBRA continuation of coverage for up to 12 months, (3) her full target annual bonus for the fiscal year in which her employment is terminated, and (4) accelerated vesting of all outstanding and unvested service-based equity awards.

Pursuant to the terms of Mr. Horan’s offer letter, if we terminate his employment without cause (other than as a result of death or disability) or if Mr. Horan resigns for good reason (each as defined in his offer letter), Mr. Horan will be entitled to receive, subject to his execution and non-revocation of a general release in favor of us, (i) continued payment of his then-current base salary for nine months, (ii) premiums for COBRA continuation coverage for up to nine months, and (iii) accelerated vesting of all outstanding and unvested service-based equity awards as if he had completed an additional three months of service with the Company. In addition, if Mr. Horan is terminated without cause (other than as a result of death or disability) or resigns for good reason, in each case within three months prior to, or 12 months after a change of control (each, as defined in the offer letter) then Mr. Horan will be entitled to receive (1) continued payment of his then-current base salary for 12 months, (2) premiums for COBRA continuation of coverage for up to 12 months, (3) his full target annual bonus for the fiscal year in which his employment is terminated, and (4) accelerated vesting of all outstanding and unvested service-based equity awards.

Each of our named executive officers holds RSU awards granted under the 2024 Plan that were granted subject to the general terms of the 2024 Plan. The specific vesting terms of each named executive officer’s RSU awards (including any acceleration provisions) are described above under “—Outstanding Equity Awards at Fiscal Year-End.”

Health and Welfare and Retirement Benefits; Perquisites

All of our current named executive officers are eligible to participate in our employee benefit plans, including our medical, dental, vision, disability and life insurance plans, in each case on the same basis as all of our other employees. We generally do not provide perquisites or personal benefits to our named executive officers, except in limited circumstances.

401(k) Plan

Our named executive officers are eligible to participate in a defined contribution retirement plan that provides eligible employees with an opportunity to save for retirement on a tax advantaged basis. Eligible employees may defer eligible compensation on a pre-tax or after-tax (Roth) basis, up to the statutorily prescribed annual limits on contributions under the Internal Revenue Code of 1986, as amended (the Code). Contributions are allocated to each participant’s individual account and are then invested in selected investment alternatives according to the participants’ directions. The 401(k) plan is intended to be qualified under Section 401(a) of the Code with the 401(k) plan’s related trust intended to be tax exempt under Section 501(a) of the Code. As a tax-qualified retirement plan, contributions to the 401(k) plan (except for Roth contributions) and earnings on those contributions are not taxable to the employees until distributed from the 401(k) plan. Our Board may elect to adopt qualified or nonqualified benefit plans in the future, if it determines that doing so is in our best interests.

Nonqualified Deferred Compensation

We do not maintain nonqualified defined contribution plans or other nonqualified deferred compensation plans. Our Board may elect to provide our officers and other employees with nonqualified defined contribution or other nonqualified deferred compensation benefits in the future, if it determines that doing so is in our best interests.

Clawbacks

As a public company, if we are required to restate our financial results due to our material noncompliance with any financial reporting requirements under the federal securities laws as a result of misconduct, the CEO and Chief Financial Officer may be legally required to reimburse our Company for any bonus or other incentive-based or equity-based compensation they receive in accordance with the provisions of Section 304 of the Sarbanes-Oxley Act of 2002, as amended. Additionally, we have implemented a Dodd-Frank Act-compliant clawback policy, as required by SEC rules.

Equity Compensation Plan Information

The following table provides information as of December 31, 2025, with respect to the shares of our common stock that may be issued under our existing equity compensation plans.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options and Rights		Weighted Average Exercise Price of Outstanding Options(2)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans(3)
Equity Compensation Plans Approved by Stockholders	3,584,099	(1)	$6.17	3,457,468
Equity Compensation Plans Not Approved by Stockholders(4)	—		—	600,000
Total	3,584,099		$6.17	4,057,468

(1)
Includes 2,641,007 shares subject to outstanding RSUs and 943,092 shares subject to outstanding stock options under our 2024 Plan and 2020 Plan.
(2)
The weighted-average exercise price is calculated based solely on the exercise prices of the outstanding stock options and does not reflect the shares that will be issued upon the vesting of outstanding awards of RSUs, which have no exercise price.
(3)
The amount includes (i) 3,079,468 shares available for issuance under the 2024 Plan, which plan permits the grant of incentive and nonstatutory stock options, stock appreciation rights, restricted stock awards, restricted stock unit awards, and performance awards; and (ii) 378,000 shares available for issuance under the 2024 Employee Stock Purchase Plan (ESPP). The 2024 Plan and ESPP each contained an “evergreen” provision, pursuant to which on January 1st of each year we automatically added 5% and 1% of our shares of common stock outstanding on the preceding December 31st to the shares reserved for issuance, respectively, provided that our Compensation Committee may authorize a lesser number in each case. No shares are available for issuance under the 2020 Plan. In addition, pursuant to a “pour over” provision in our 2024 Plan, options that are cancelled, expired or terminated under the 2020 Plan are added to the number of shares reserved for issuance under the 2024 Plan.
(4)
Includes 600,000 shares reserved under the 2025 Inducement Plan adopted in December 2025, none of which were outstanding as of December 31, 2025.

Equity Incentive Plans

The principal features of our equity incentive plans are summarized below. These summaries are qualified in their entirety by reference to the actual text of the applicable plan, each of which is filed as an exhibit to our Annual Report on Form 10-K for our fiscal year ended 2025.

2024 Equity Incentive Plan

Eligibility

Any individual who is an employee of us or any of our affiliates, or any person who provides services to us or our affiliates, including members of our Board, is eligible to receive awards under the 2024 Plan at the discretion of the plan administrator.

As of July 20, 2026, we (including our affiliates) had approximately 118 employees, seven directors and 16 consultants.

Awards

The 2024 Plan provides for the grant of incentive stock options (ISOs) within the meaning of Section 422 of the Internal Revenue Code of 1986 (the Code) to employees, including employees of any parent or subsidiary, and for the grant of nonstatutory stock options (NSOs), stock appreciation rights, restricted stock awards, restricted stock unit awards, performance awards and other forms of awards to employees, directors and consultants, including employees and consultants of our affiliates.

Authorized Shares

Subject to adjustments for certain changes in our capitalization, the maximum number of shares of our common stock that may be issued under the 2024 Plan is 8,230,962 shares, which is the sum of: (i) 2,630,000 shares initially reserved under the 2024 Plan, (ii) 115,436 shares that were available for the grant of new awards under the Artiva Biotherapeutics, Inc. Amended and Restated 2020 Equity Incentive Plan, as amended (the 2020 Plan) at the time the 2024 Plan was adopted; (iii) 1,214,580 shares that were added pursuant to the annual automatic share increase on January 1, 2025, (iv) 1,214,580 shares that were added upon approval by our stockholders on June 24, 2025; (v) 1,229,777 shares that were added pursuant to the annual automatic share increase on January 1, 2026, and (vi) 1,826,589 shares of our common stock subject to outstanding stock awards granted under our 2020 Plan that, on or after the 2024 Plan became effective, expire or otherwise terminate prior to exercise or settlement; are not issued because the stock award is settled in cash; are forfeited or repurchased because of the failure to vest; or are reacquired or withheld to satisfy a tax withholding obligation or the purchase or exercise price, if any, as such shares become available from time to time. In addition, the number of shares of our common stock reserved for issuance under our 2024 Plan will continue to automatically increase on January 1 of each year, through and including January 1, 2034, in an amount equal to (1) 5% of the total number of shares of our capital stock outstanding on the last day of the preceding calendar year, or (2) a lesser number of shares of our common stock determined by our Board prior to the date of the increase.

Shares subject to awards granted under the 2024 Plan that expire or terminate without being exercised or otherwise issued in full or that are paid out in cash rather than in shares do not reduce the number of shares available for issuance under the 2024 Plan. Shares withheld under an award to satisfy the exercise, strike or purchase price of an award or to satisfy a tax withholding obligation do not reduce the number of shares available for issuance under the 2024 Plan. If any shares of our common stock issued pursuant to an award are forfeited back to or repurchased or reacquired by us (i) because of the failure to vest, (ii) to satisfy the exercise, strike or purchase price or (iii) to satisfy a tax withholding obligation in connection with an award, the shares that are forfeited, repurchased or reacquired will revert to and again become available for issuance under the 2024 Plan.

Non-Employee Director Compensation Limit

The aggregate value of all compensation granted or paid to any non-employee director with respect to any fiscal year, including awards granted and cash fees paid to such non-employee director, will not exceed (i) $750,000 in total value or (ii) if such non-employee director is first appointed or elected to our Board during such fiscal year, $1 million in total value, in each case, calculating the value of any equity awards based on the grant date fair value of such equity awards for financial reporting purposes and excluding distributions from a deferred compensation program.

Plan Administration

The 2024 Plan is administered by our Board, which may in turn delegate some or all of the administration of the 2024 Plan to a committee or committees composed of members of our Board. Our Board has delegated concurrent authority to administer the 2024 Plan to our Compensation Committee, but may, at any time, revest in itself some or all of the power delegated to our Compensation Committee. Our Board and Compensation Committee are each considered to be a “plan administrator” for purposes of this discussion.

Subject to the terms of the 2024 Plan, the plan administrator may determine the recipients, the types of awards to be granted, the number of shares of our common stock subject to or the cash value of awards, and the terms and conditions of awards granted under the 2024 Plan, including the period of their exercisability and vesting. The plan administrator also has the authority to provide for accelerated exercisability and vesting of awards. Subject to the limitations set forth below, the plan administrator also determines the fair market value applicable to an award and the exercise or strike price of stock options and stock appreciation rights granted under the 2024 Plan. Under the 2024 Plan, our plan administrator also generally has the authority to effect, without the approval of stockholders but with the consent of any participant whose award is materially impaired by such action, (i) the reduction of the exercise, purchase, or strike price of any outstanding option or stock appreciation right; (ii) the cancellation of any outstanding option or stock appreciation right and the grant in substitution therefore of other awards, cash, or other consideration; or (iii) any other action that is treated as a repricing under generally accepted accounting principles.

The plan administrator may also delegate to one or more persons or bodies the authority to do one or more of the following to the extent permitted by applicable law: (i) designate recipients (other than officers) of awards, provided that no person or body may be delegated authority to grant a stock award to themself; (ii) determine the number of shares subject to such award; and (iii) determine certain terms of such awards.

Stock Options

ISOs and NSOs are granted under stock option agreements adopted by the plan administrator. The plan administrator determines the exercise price for stock options, within the terms and conditions of the 2024 Plan, provided that the exercise price of a stock option generally cannot be less than 100% of the fair market value of a share of our common stock on the date of grant. Options granted under the 2024 Plan vest at the rate specified in the stock option agreement as determined by the plan administrator.

The plan administrator determines the term of stock options granted under the 2024 Plan, up to a maximum of 10 years. Unless the terms of an optionholder’s stock option agreement provide otherwise or as otherwise provided by the plan administrator, if an optionholder’s service relationship with us or any of our affiliates ceases for any reason other than disability, death, or cause, the optionholder may generally exercise any vested options for a period of three months following the cessation of service. This period may be extended in the event that exercise of the option is prohibited by applicable securities laws. Unless the terms of an optionholder’s stock option agreement provide otherwise or as otherwise provided by the plan administrator, if an optionholder’s service relationship with us or any of our affiliates ceases due to death, or an optionholder dies within a certain period following cessation of service, the optionholder or a beneficiary may generally exercise any vested options for a period of 18 months following the date of death. Unless the terms of an optionholder’s stock option agreement provide otherwise or as otherwise provided by the plan administrator, if an optionholder’s service relationship with us or any of our affiliates ceases due to disability, the optionholder may generally exercise any vested options for a period of 12 months following the cessation of service. In the event of a termination for cause, options generally terminate upon the termination date. In no event may an option be exercised beyond the expiration of its term.

Acceptable consideration for the purchase of our common stock issued upon the exercise of a stock option will be determined by the plan administrator and may include (i) cash, check, bank draft or money order, (ii) a broker-assisted cashless exercise, (iii) the tender of shares of our common stock previously owned by the optionholder, (iv) a net exercise of the option if it is an NSO or (v) other legal consideration approved by the plan administrator.

Unless the plan administrator provides otherwise, options and stock appreciation rights generally are not transferable except by will or the laws of descent and distribution. Subject to approval of the plan administrator or a duly authorized officer, an option may be transferred pursuant to a domestic relations order.

Tax Limitations on ISOs

The aggregate fair market value, determined at the time of grant, of our common stock with respect to ISOs that are exercisable for the first time by an award holder during any calendar year under all of our stock plans may not exceed $100,000. Options or portions thereof that exceed such limit will generally be treated as NSOs. No ISO may be granted to any person who, at the time of the grant, owns or is deemed to own stock possessing more than 10% of our total combined voting power or that of any of our parent or subsidiary corporations unless (i) the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant and (ii) the term of the ISO does not exceed five years from the date of grant.

Restricted Stock Unit Awards

Restricted stock unit awards are granted under restricted stock unit award agreements adopted by the plan administrator. Restricted stock unit awards may be granted in consideration for any form of legal consideration that may be acceptable to the plan administrator and permissible under applicable law, including but not limited to, cash, check, bank draft or money order, or services rendered to us. A restricted stock unit award may be settled by cash, delivery of shares of our common stock, a combination of cash and shares of our common stock as determined by the plan administrator, or in any other form of consideration set forth in the restricted stock unit award agreement. Additionally, dividend equivalents may be credited in respect of shares covered by a restricted stock unit award. Except as otherwise provided in the applicable award agreement or by the plan administrator, restricted stock unit awards that have not vested will be forfeited once the participant’s continuous service ends for any reason.

Restricted Stock Awards

Restricted stock awards are granted under restricted stock award agreements adopted by the plan administrator. A restricted stock award may be awarded in consideration for any form of legal consideration that may be acceptable to the plan administrator and permissible under applicable law, including but not limited to, cash, check, bank draft or money order, or services rendered to us. The plan administrator determines the terms and conditions of restricted stock awards, including vesting and forfeiture terms. If a participant’s service relationship with us ends for any reason, we may receive any or all of the shares of our common stock held by the participant that have not vested as of the date the participant terminates service with us through a forfeiture condition or a repurchase right.

Stock Appreciation Rights

Stock appreciation rights are granted under stock appreciation right agreements adopted by the plan administrator. The plan administrator determines the strike price for a stock appreciation right, which generally cannot be less than 100% of the fair market value of a share of our common stock on the date of grant. A stock appreciation right granted under the 2024 Plan vests at the rate specified in the stock appreciation right agreement as determined by the plan administrator. Stock appreciation rights may be settled in cash or shares of our common stock or in any other form of payment, as determined by the plan administrator and specified in the stock appreciation right agreement.

The plan administrator determines the term of stock appreciation rights granted under the 2024 Plan, up to a maximum of 10 years. Unless the terms of a participant’s stock appreciation rights agreement provide otherwise or as otherwise provided by the plan administrator, if a participant’s service relationship with us or any of our affiliates ceases for any reason other than cause, disability, or death, the participant may generally exercise any vested stock appreciation right for a period of three months following the cessation of service. This period may be further extended in the event that exercise of the stock appreciation right following such a termination of service is prohibited by applicable securities laws. Unless the terms of a participant’s stock appreciation rights agreement provide otherwise or as otherwise provided by the plan administrator, if a participant’s service relationship with us or any of our affiliates ceases due to disability or death, or a participant dies within a certain period following cessation of service, the participant or a beneficiary may generally exercise any vested stock appreciation right for a period of 12 months in the event of disability and 18 months in the event of death. In the event of a termination for cause, stock appreciation rights generally terminate immediately upon the occurrence of the event giving rise to the termination of the individual for cause. In no event may a stock appreciation right be exercised beyond the expiration of its term.

Performance Awards

The 2024 Plan permits the grant of performance awards that may be settled in stock, cash or other property. Performance awards may be structured so that the stock or cash will be issued or paid only following the achievement of certain pre-established performance goals during a designated performance period. Performance awards that are settled in cash or other property are not required to be valued in whole or in part by reference to, or otherwise based on, our common stock.

The performance goals may be based on any measure of performance selected by the plan administrator. The performance goals may be based on a company-wide basis, with respect to one or more business units, divisions, affiliates or segments and may be either absolute or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise by the plan administrator when the performance award is granted, the plan administrator will appropriately make adjustments in the method of calculating the attainment of performance goals for a performance period as follows: (i) to exclude restructuring and/or other nonrecurring charges; (ii) to exclude exchange rate effects; (iii) to exclude the effects of changes to generally accepted accounting principles; (iv) to exclude the effects of any statutory adjustments to corporate tax rates; (v) to exclude the effects of items that are “unusual” in nature or occur “infrequently” as determined under generally accepted accounting principles; (vi) to exclude the dilutive effects of acquisitions or joint ventures; (vii) to assume that any business divested by us achieved performance objectives at targeted levels during the balance of a performance period following such divestiture; (viii) to exclude the effect of any change in the outstanding shares of our common stock by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; (ix) to exclude the effects of stock based compensation and the award of bonuses under our bonus plans; (x) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to be expensed under generally accepted accounting principles; and (xi) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles. In addition, our Board may establish or provide for other adjustment items in the award agreement at the time the award is granted or in such other document setting forth the performance goals at the time the performance goals are established.

Other Awards

The plan administrator may grant other awards based in whole or in part by reference to our common stock. The plan administrator will set the number of shares under the award (or cash equivalent) and all other terms and conditions of such awards.

Changes to Capital Structure

In the event there is a specified type of change in our capital structure, such as a stock split, reverse stock split or recapitalization, appropriate adjustments will be made to (i) the class and maximum number of shares reserved for issuance under the 2024 Plan, (ii) the class of shares used to determine the number of shares by which the share reserve may increase automatically each year, (iii) the class and maximum number of shares that may be issued on the exercise of ISOs and (iv) the class and number of shares and exercise price, strike price or purchase price, if applicable, of all outstanding awards.

Corporate Transactions

The following applies to awards under the 2024 Plan in the event of a corporate transaction (as defined in the 2024 Plan), unless otherwise provided in a participant’s award agreement or other written agreement with us or one of our affiliates or unless otherwise expressly provided by the plan administrator at the time of grant.

In the event of a corporate transaction, any awards outstanding under the 2024 Plan may be assumed, continued or substituted for by any surviving or acquiring corporation (or its parent company), and any reacquisition or repurchase rights held by us with respect to the award may be assigned to our successor (or its parent company). If the surviving or acquiring corporation (or its parent company) does not assume, continue or substitute for such awards, then (i) with respect to any such awards that are held by participants whose continuous service has not terminated prior to the effective time of the corporate transaction, or current participants, the vesting (and exercisability, if applicable) of such awards will be accelerated in full (or, in the case of performance awards with multiple vesting levels depending on the level of performance, vesting will accelerate at 100% of the target level) to a date prior to the effective time of the corporate transaction (contingent upon the effectiveness of the corporate transaction), and such awards will terminate if not exercised (if applicable) at or prior to the effective time of the corporate transaction, and any reacquisition or repurchase rights held by us with respect to such awards will lapse (contingent upon the effectiveness of the corporate transaction), and (ii) any such awards that are held by persons other than current participants will terminate if not exercised (if applicable) prior to the effective time of the corporate transaction, except that any reacquisition or repurchase rights held by us with respect to such awards will not terminate and may continue to be exercised notwithstanding the corporate transaction.

In the event an award will terminate if not exercised prior to the effective time of a corporate transaction, the plan administrator may provide, in its sole discretion, that the holder of such award may not exercise such award but instead will receive a payment equal in value to the excess (if any) of (i) the per share amount payable to holders of our common stock in connection with the corporate transaction, over (ii) any per share exercise price payable by such holder, if applicable.

Under the 2024 Plan, a corporate transaction is generally defined as the consummation of: (1) a sale of all or substantially all of our assets, (2) the sale or disposition of at least 50% of our outstanding securities, (3) a merger or consolidation where we do not survive the transaction, or (4) a merger or consolidation where we do survive the transaction but the shares of our common stock outstanding immediately before such transaction are converted or exchanged into other property by virtue of the transaction.

Change in Control

Awards granted under the 2024 Plan may be subject to acceleration of vesting and exercisability upon or after a change in control as may be provided in the applicable stock award agreement or in any other written agreement between us or any affiliate and the participant, but in the absence of such provision, no such acceleration will automatically occur.

Under the 2024 Plan, a change in control is generally defined as: (1) the acquisition by any person or company of more than 50% of the combined voting power of our then outstanding stock; (2) a consummated merger, consolidation or similar transaction in which our stockholders immediately before the transaction do not own, directly or indirectly, more than 50% of the combined voting power of the surviving entity (or the parent of the surviving entity) in substantially the same proportions as their ownership immediately prior to such transaction; (3) a consummated sale, lease, exclusive license or other disposition of all or substantially all of our assets other than to an entity more than 50% of the combined voting power of which is owned by our stockholders in substantially the same proportions as their ownership of our outstanding voting securities immediately prior to such transaction; or (4) when a majority of our Board becomes comprised of individuals who were not serving on our Board on the date the 2024 Plan was adopted by the Board, or the incumbent board, or whose nomination, appointment, or election was not approved by a majority of the incumbent board still in office.

Plan Amendment or Termination

Our Board has the authority to amend, suspend, or terminate the 2024 Plan at any time, provided that such action does not materially impair the existing rights of any participant without such participant’s written consent. Certain material amendments also require stockholder approval. No ISOs may be granted after the tenth anniversary of the date our Board first approved the 2024 Plan. No awards may be granted under the 2024 Plan while it is suspended or after it is terminated.

2020 Equity Incentive Plan

Our Board and stockholders adopted the 2020 Plan in June 2020. No further awards may be granted under the 2020 Plan, and all outstanding awards granted under the 2020 Plan that are repurchased, forfeited, expire or are cancelled will become available for grant under the 2024 Plan in accordance with its terms.

Authorized Shares. Subject to certain capitalization adjustments, the maximum number of shares of common stock that may be issued pursuant to stock awards under the 2020 Plan will not exceed 1,798,800 shares. Shares subject to stock awards granted under our 2020 Plan that expire, are forfeited or otherwise terminate without being exercised in full do not reduce the number of shares available for issuance under our 2020 Plan. Additionally, shares used to pay the exercise price of a stock award or to satisfy the tax withholding obligations related to a stock award become available for future grant under our 2020 Plan.

Plan Administration. Our Board, or a duly authorized committee of our Board to which the board delegates its administrative authority, will administer our 2020 Plan and is referred to as the “plan administrator” herein. Under our 2020 Plan, the plan administrator has the authority to, among other things, determine who will be granted stock awards, to determine the terms and conditions of each stock award (including the number of shares subject to the stock award, when the stock award will vest and, as applicable, become exercisable), to accelerate the time(s) at which a stock award may vest or be exercised, and to construe and interpret the terms of our 2020 Plan and stock awards granted thereunder.

Under the 2020 Plan, the plan administrator also generally has the authority to effect, with the consent of any adversely affected participant, (A) the reduction of the exercise, purchase, or strike price of any outstanding award; (B) the cancellation of any outstanding award and the grant in substitution therefor of other awards, cash, or other consideration; or (C) any other action that is treated as a repricing under generally accepted accounting principles.

Stock Options. ISOs and NSOs are granted under stock option agreements adopted by the plan administrator. The plan administrator determines the exercise price for stock options, within the terms and conditions of the 2020 Plan, provided that the exercise price of a stock option generally cannot be less than 100% of the fair market value of our common stock on the date of grant (or 110% of the fair market value for certain major stockholders). Options granted under the 2020 Plan vest at the rate specified in the stock option agreement as determined by the plan administrator.

The plan administrator determines the term of stock options granted under the 2020 Plan, up to a maximum of 10 years (or five years, for certain major stockholders). The plan administrator shall determine the effect on a stock award of the disability, death, retirement, authorized leave of absence, or any other change or purported change in a holder’s status.

Acceptable consideration for the purchase of common stock issued upon the exercise of a stock option will be determined by the plan administrator and may include (1) cash, check, bank draft, electronic funds transfer or money order payable to us, (2) subject to company and/or Board consent and provided that at the time of exercise the common stock is publicly traded, a broker-assisted cashless exercise, (3) subject to company and/or Board consent and provided that at the time of exercise the common stock is publicly traded, the tender of shares of our common stock previously owned by the optionholder, (4) subject to company and/or Board consent at the time of exercise, a net exercise of the option if it is an NSO, (5) a deferred payment arrangement, or (6) other legal consideration approved by the plan administrator.

Unless the plan administrator provides otherwise, options generally are not transferable except by will or the laws of descent and distribution. Subject to approval of the plan administrator (i) an option may be transferred pursuant to a domestic relations order, official marital settlement agreement, or other divorce or separation instrument and (ii) an optionholder may designate a beneficiary who may exercise the option following the optionholder’s death.

Changes to Capital Structure. In the event of a “capitalization adjustment,” the Board, in its discretion, will make appropriate and proportionate adjustments to (1) the class(es) and maximum number of shares reserved for issuance under the 2020 Plan, (2) the class(es) and maximum number of shares that may be issued on the exercise of ISOs, and (3) the class(es) and number of shares and exercise price, strike price, or purchase price, if applicable, of all outstanding stock awards. For purposes of the 2020 Plan, “capitalization adjustment” generally means any change that is made in (or other events occurring with respect to) our common stock subject to the 2020 Plan or any award without the receipt of consideration by us through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, reverse stock split, liquidating dividend, combination or exchange of shares, change in corporate structure, or other similar equity restructuring transaction (within the meaning of Statement of Financial Accounting Standards Board ASC Topic 718).

Corporate Transactions. Our 2020 Plan provides that in the event of a “corporate transaction,” unless otherwise provided in an award agreement or other written agreement between us and the award holder or unless otherwise expressly provided by our Board at the time of grant of a stock award, our Board may take one or more of the following actions with respect to such stock awards:

•
arrange for the assumption, continuation, or substitution of a stock award by a surviving or acquiring corporation;
•
arrange for the assignment of any reacquisition or repurchase rights held by us to the surviving or acquiring corporation;
•
accelerate the vesting, in whole or in part, of the stock award and provide for its termination if not exercised (if applicable) at or before the effective time of the transaction;
•
arrange for the lapse, in whole or in part, of any reacquisition or repurchase rights held by us;
•
cancel or arrange for the cancellation of the stock award, to the extent not vested or not exercised before the effective time of the transaction, in exchange for such cash consideration (including no consideration) as our Board, in its sole discretion, may consider appropriate; and
•
make a payment equal to the excess, if any, of (A) the value of the property the participant would have received on exercise of the award immediately before the effective time of the transaction, over (B) any exercise price payable by the participant in connection with the exercise.

The plan administrator is not obligated to treat all stock awards or portions of stock awards in the same manner and is not obligated to treat all participants in the same manner.

Under the 2020 Plan, a “corporate transaction” is generally defined as the consummation, in a single transaction or in a series of related transactions, of any one or more of the following events: (1) a sale of all or substantially all of our assets or similar transaction, (2) the sale or disposition of more than 50% of our outstanding securities, (3) a merger or consolidation where we do not survive the transaction or similar transaction, or (4) a merger, consolidation or similar transaction where we do survive the transaction but the shares of our common stock outstanding immediately before such transaction are converted or exchanged into other property by virtue of the transaction.

Change in Control. A stock award may be subject to additional acceleration of vesting and exercisability upon or after a change in control as may be provided in an applicable award agreement or other written agreement, but in the absence of such provision, no such acceleration will occur. We have a form of option grant agreement outstanding that provides for full acceleration of vesting in the event of either a termination without cause or a resignation for good reason upon or within three months prior to, or 12 months after, the effective time of a change in control. Under the 2020 Plan, a “change in control” is generally defined as (1) certain acquisitions by a person or company of more than 50% of the combined voting power of our then outstanding stock, (2) a merger, consolidation or similar transaction in which our stockholders immediately before the transaction do not own, directly or indirectly, more than 50% of the combined voting power of the surviving entity (or the parent of the surviving entity) in substantially the same proportions as their ownership immediately prior to such transaction, or (3) a sale, lease, exclusive license or other disposition of all or substantially all of our consolidated assets other than to an entity more than 50% of the combined voting power of which is owned by our stockholders in substantially the same proportions as their ownership of our outstanding voting securities immediately prior to such transaction.

Plan Amendment or Termination. Our Board has the authority to amend, suspend, or terminate our 2020 Plan, provided that such action does not impair the existing rights of any participant without such participant’s written consent. Certain material amendments also require the approval of our stockholders. Unless terminated sooner, the 2020 Plan will automatically terminate on June 23, 2030. No stock awards may be granted under our 2020 Plan while it is suspended or after it is terminated. Once the 2024 Plan is effective, no further grants will be made under the 2020 Plan.

2024 Employee Stock Purchase Plan

Our Board adopted our 2024 Employee Stock Purchase Plan (ESPP) in July 2024 and our stockholders approved our ESPP in July 2024 and became effective following our IPO. The purpose of the ESPP is to secure the services of new employees, to retain the services of existing employees and to provide incentives for such individuals to exert maximum efforts toward our success and that of our affiliates. Our ESPP is designed to allow eligible U.S. employees to purchase our common stock in a manner that may qualify for favorable tax treatment under Section 423 of the Code.

Share Reserve. The ESPP authorized the issuance of 212,000 shares of our common stock pursuant to purchase rights granted to our employees or to employees of any of our designated affiliates. The number of shares of our common stock reserved for issuance will automatically increase on January 1 of each year, from January 1, 2025, through and including January 1, 2034, by the lesser of (1) 1% of the total number of shares of our common stock outstanding on the last day of the preceding calendar year, and (2) 424,000 shares of our common stock; provided, that prior to the date of any such increase, our Board may determine that such increase will be less than the amount set forth in clauses (1) and (2).

Administration. The compensation committee administers the ESPP. The ESPP is implemented through a series of offerings under which eligible employees are granted rights to purchase shares of our common stock on specified dates during such offerings. Under the ESPP, we may specify offerings with durations of not more than 27 months, and may specify shorter purchase periods within each offering. Each offering will have one or more purchase dates on which shares of our common stock will be purchased for employees participating in the offering. An offering under the ESPP may be terminated under certain circumstances.

Payroll Deductions. Generally, all regular employees, including executive officers, employed by us or by any of our designated affiliates, may participate in the ESPP and may contribute, normally through payroll deductions, up to a specified percentage of their earnings (as set forth in, and as defined in, the offering memorandum our Board or compensation committee may adopt from time to time with respect to offerings under our ESPP) for the purchase of our common stock under the ESPP. Unless otherwise determined by our Board, common stock will be purchased for the accounts of employees participating in the ESPP at a price per share equal to the lower of (a) 85% of the fair market value of a share of our common stock on the first trading date of an offering or (b) 85% of the fair market value of a share of our common stock on the date of purchase.

Limitations. Employees may have to satisfy one or more of the following service requirements before participating in the ESPP, as determined by our Board, including: (1) being customarily employed for more than 20 hours per week; (2) being customarily employed for more than five months per calendar year; or (3) continuous employment with us or one of our affiliates for a period of time (not to exceed two years). No employee may purchase shares under the ESPP at a rate in excess of $25,000 worth of our common stock based on the fair market value per share of our common stock at the beginning of an offering for each year such a purchase right is outstanding. Finally, no employee will be eligible for the grant of any purchase rights under the ESPP if immediately after such rights are granted, such employee has voting power over 5% or more of our outstanding capital stock measured by vote or value pursuant to Section 424(d) of the Code.

Changes to Capital Structure. In the event that there occurs a change in our capital structure through such actions as a stock split, merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or similar transaction, the Board will make appropriate adjustments to (1) the number of shares reserved under the ESPP, (2) the maximum number of shares by which the share reserve may increase automatically each year, (3) the number of shares and purchase price of all outstanding purchase rights and (4) the number of shares that are subject to purchase limits under ongoing offerings.

Corporate Transactions. In the event of a corporate transaction (as defined in the ESPP), any then-outstanding rights to purchase our stock under the ESPP may be assumed, continued or substituted for by any surviving or acquiring entity (or its parent company). If the surviving or acquiring entity (or its parent company) elects not to assume, continue or substitute for such purchase rights, then the participants’ accumulated payroll contributions will be used to purchase shares of our common stock within 10 business days prior to such corporate transaction, and such purchase rights will terminate immediately after such purchase.

Under the ESPP, a corporate transaction is generally the consummation of: (1) a sale of all or substantially all of our assets; (2) the sale or disposition of more than 50% of our outstanding securities; (3) a merger or consolidation where we do not survive the transaction; and (4) a merger or consolidation where we do survive the transaction but the shares of our common stock outstanding immediately before such transaction are converted or exchanged into other property by virtue of the transaction.

ESPP Amendments, Termination. Our Board has the authority to amend or terminate our ESPP, provided that except in certain circumstances such amendment or termination may not materially impair any outstanding purchase rights without the holder’s consent. We will obtain stockholder approval of any amendment to our ESPP, as required by applicable law or listing requirements.

2025 Inducement Plan

In December 2025, our Board, upon the recommendation of the Compensation Committee, adopted the Artiva Biotherapeutics, Inc. 2025 Inducement Plan (Inducement Plan), pursuant to which up to 600,000 shares of our common stock are reserved for issuance. The Inducement Plan provides for grants of nonstatutory stock options, stock appreciation rights, restricted stock awards, RSU awards, performance awards, and other stock awards, and is intended to serve as an inducement material for certain new employees to enter into employment with the Company within the meaning of Nasdaq Marketplace Rule 5635(c)(4). Awards under the Inducement Plan may only be granted by a majority of our independent directors or a committee comprised solely of independent directors. As of July 20, 2026, 598,800 shares were subject to outstanding awards under the Inducement Plan and 1,200 shares remained available for future issuance. The Inducement Plan is substantially similar to the 2024 Plan, including with respect to award types, vesting and forfeiture, treatment of awards upon a corporate transaction or change in control, tax withholding, and claw back. The principal differences are: (i) the Inducement Plan does not permit the grant of incentive stock options within the meaning of Section 422 of the Code, instead all stock options granted thereunder are nonstatutory stock options; and (ii) the share reserve is fixed at 600,000 shares and does not include an automatic annual increase (evergreen) provision, unlike the 2024 Plan.

Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of

Material Nonpublic Information

From time to time, the Company grants stock options to its employees, including the named executive officers. Per the Company’s Equity Grant Policy, new hire and promotion equity incentive grants shall generally be granted on (i) the first Friday that is a trading day of the calendar month following the later of the employee’s effective date of hire or promotion, as applicable or (ii) the date the award is approved by the Board, the Compensation Committee or the Chief Executive Officer. Also, non-employee directors receive automatic grants of initial and annual stock option awards, at the time of a director’s initial appointment or election to the board and at the time of each annual meeting of the Company’s stockholders, respectively, pursuant to the Non-Employee Director Compensation Policy, as further described under the heading, “Non-Employee Director Compensation—Non-Employee Director Compensation Policy” below. Equity grants are made on the regular, predetermined grant dates pursuant to the Company’s Equity Grant Delegation Policy and the Non-Employee Director Compensation Policy regardless of whether there is any material nonpublic information (MNPI) about the Company on such dates, and such grant dates are not specifically timed in relation to the Company’s disclosure of MNPI. The Company has not timed the release of MNPI for the purpose of affecting the value of executive compensation.

Non-Employee Director Compensation

The following table shows for the fiscal year ended December 31, 2025, certain information with respect to the compensation of our non-employee directors:

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)(2)	Total ($)
Laura Bessen, M.D.(3)	28,410	—	28,410
Brian Daniels, M.D.	100,967	16,390	117,357
Elizabeth Hougen	55,000	16,390	71,390
Diego Miralles, M.D.(5)	55,000	16,390	71,390
Alison Moore, Ph.D.	55,000	16,390	71,390
Laura Stoppel, Ph.D.(4)	54,859	16,390	71,249
Daniel Baker, M.D.	51,898	128,629	180,527

(1)
The aggregate number of shares subject to outstanding stock options held by each director listed in the table above as of December 31, 2025 was as follows: 13,750 shares of common stock by each of Dr. Daniels and Dr. Stoppel, 41,250 shares of common stock by each of Ms. Moore and Dr. Baker, 30,848 shares of common stock by Ms. Hougen, and 39,740 shares of common stock by Dr. Miralles.
(2)
The amounts reported here do not reflect the actual economic value realized by our directors. In accordance with SEC rules, this column represents the grant date fair value of shares underlying stock options, calculated in accordance with ASC 718.
(3)
Dr. Bessen resigned from our Board in June 2025.
(4)
Pursuant to an agreement between Dr. Stoppel and RA Capital Management, L.P. (RA Capital), cash amounts payable to Dr. Stoppel were paid to RA Capital.
(5)
Dr. Miralles resigned from our Board in May 2026.

Dr. Aslan, our Chief Executive Officer does not receive any additional compensation for his service on the Board. Dr. Aslan’s compensation as a named executive officer is set forth above under “—Summary Compensation Table”.

In November 2023, we entered into a consulting agreement with Dr. Miralles (2023 Miralles Consulting Agreement), who joined our Board in May 2024, pursuant to which Dr. Miralles agreed to provide consulting services to us regarding strategic and business development activities. As compensation for such consulting services, and in accordance with the terms of the consulting agreement, (i) we paid Dr. Miralles $16,000 per month for his services and (ii) granted him an option to purchase 12,995 shares of Common Stock under our 2020 Plan in January 2024 vesting in equal monthly installments over six months with an exercise price of $5.18 per share. In addition, in March 2024, Dr. Miralles was granted an option to purchase 12,995 shares of Common Stock under our 2020 Plan, vesting in equal monthly installments over six months beginning in May 2024 with an exercise price of $5.18 per share. The Miralles Consulting Agreement terminated in connection with our IPO.

In April 2026, we entered into a consulting agreement with Dr. Miralles (2026 Miralles Consulting Agreement), pursuant to which Dr. Miralles agreed to provide consulting services to us regarding clinical development strategy and regulatory strategy. As compensation for such consulting services, and in accordance with the terms of the consulting agreement, Dr. Miralles will be paid $45,000 per month for his services. The 2026 Miralles Consulting Agreement was terminated in May 2026 in connection with his appointment as our President and Head of Research and Development.

Non-employee directors also receive an annual cash retainer of $6,000 ($15,000 for the Chair) for service on the Clinical Development Committee and $15,000 for service on the Technical Operations Committee.

Non-Employee Director Compensation Policy

Our Board adopted a non-employee director compensation policy that became effective in July 2024. This compensation policy provides that each such non-employee director will receive the following compensation for service on our Board:

•
an annual cash retainer of $40,000 for eligible directors;
•
an additional annual cash retainer of $30,000 for service as lead independent chair of the board;
•
additional cash retainers of $7,500 for service as a non-chair member of the Audit Committee, $6,000 for service as a non-chair member of the Compensation Committee, and $5,000 for service as a non-chair member of the Nominating and Corporate Governance Committee;

•
additional cash retainers of $15,000 for service as the chair of the Audit Committee, $12,000 for service as the chair of the Compensation Committee, and $10,000 for service as the chair of the Nominating and Corporate Governance Committee, respectively (in lieu of the committee member retainer above);
•
an initial option grant to purchase 27,500 shares of our common stock, of which one-third of the shares will vest following the grant date thereof with the remaining shares vesting in 24 equal monthly installments; and
•
an annual option grant to purchase 13,750 shares of our common stock, vesting on the earlier of (i) the one-year anniversary of the date of grant and (ii) the day of the next annual meeting.

Pursuant to the non-employee director compensation policy, the compensation described above is subject to the limits on non-employee director compensation set forth in the 2024 Plan. Each of the option grants described above will be granted under our 2024 Plan, the terms of which are described in more detail below under “Executive and Director Compensation-Equity Incentive Plans-2024 Equity Incentive Plan”.

We will also continue to reimburse each non-employee director for ordinary, necessary, and reasonable out-of-pocket travel expenses to cover in-person attendance at and participation in Board and committee meetings.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the ownership of our common stock as of July 20, 2026, by: (i) each current director; (ii) each of our named executive officers; (iii) our current executive officers and directors as a group; and (iv) all those known by us to be beneficial owners of more than five percent of our common stock. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, we believe that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. The table is based on information supplied by our executive officers and directors and a review of Schedules 13D and 13G filed with the SEC. Applicable percentages are based on 48,885,777 shares of common stock outstanding on July 20, 2026, adjusted as required by rules promulgated by the SEC, and shares of common stock such person or entity has the right to acquire within 60 days of July 20, 2026. Unless otherwise indicated, the address for the following stockholders is c/o Artiva Biotherapeutics, Inc., 5505 Morehouse Drive, Suite 100, San Diego, California 92121.

	Common Stock
Beneficial Owner	Shares	%
5% Stockholders
Entities affiliated with RA Capital Healthcare Fund, L.P. (1)	17,811,623	36.4
Entities affiliated with GC Corp.(2)	5,999,703	12.3
Entities affiliated with Viking Global Investors LP(3)	2,604,166	5.3
Named Executive Officers and Directors
Fred Aslan, M.D. (4)	422,835	*
Jennifer Bush(5)	104,168	*
Christopher Horan(6)	81,300	*
Daniel Baker, M.D. (7)	37,430	*
Brian Daniels, M.D. (8)	13,750	*
Elizabeth Hougen (9)	30,848	*
Elaine Sorg(10)	14,513	*
Alison Moore, Ph.D. (11)	39,722	*
Laura Stoppel, Ph.D. (12)	13,750	*
All executive officers and directors as a group (11 persons)(13)	908,289	1.8

* Less than one percent

(1)
Consists of (i) 16,638,150 shares of common stock held by RA Capital Healthcare Fund, L.P. (RA Capital Healthcare), (ii) 264,571 shares of common stock held by RA Capital Nexus Fund, L.P. (Nexus Fund), (iii) 826,832 shares of common stock held by RA Capital Nexus Fund III (Nexus Fund III), (iv) 68,320 shares of common stock held by a separately managed account (Account), (v) 13,750 shares of common stock subject to options exercisable within 60 days of July 20, 2026 held by Laura Stoppel for the benefit of RA Capital, and excludes 2,170,138 shares of common stock issuable upon the exercise of pre-funded warrants held by RA Capital Healthcare due to a beneficial ownership blocker in the pre-funded warrants. RA Capital Healthcare Fund GP, LLC is the general partner of the Fund, RA Capital Nexus Fund GP, LLC is the general partner of the Nexus Fund and RA Capital Nexus Fund III GP, LLC is the general partner of the Nexus Fund III. The general partner of RA Capital is RA Capital Management GP, LLC, of which Peter Kolchinsky and Rajeev Shah are the controlling persons. RA Capital serves as investment adviser for each of RA Capital Healthcare, the Nexus Fund, the Nexus Fund III and the Account and may be deemed a beneficial owner of any of our securities held by RA Capital Healthcare, the Nexus Fund, the Nexus Fund III or the Account. Each of RA Capital Healthcare, the Nexus Fund and the Nexus Fund III has delegated to RA Capital the sole power to vote and the sole power to dispose of all securities held in its portfolio, including the shares of our common stock. Because each of RA Capital Healthcare, the Nexus Fund and the Nexus Fund III has divested itself of voting and investment power over our securities that it holds and may not revoke that delegation on less than 61 days’ notice, each of RA Capital Healthcare, the Nexus Fund and the Nexus Fund III disclaims beneficial ownership of the securities. As managers of RA Capital, Dr. Kolchinsky and Mr. Shah may be deemed beneficial owners of any of our securities beneficially owned by RA Capital. RA Capital, Dr. Kolchinsky, and Mr. Shah disclaim beneficial ownership. The address of the RA Capital entities is 200 Berkeley Street, 18th Floor, Boston, Massachusetts 02116. This information is based on its Schedule 13D/A filed with the SEC on June 15, 2026.
(2)
Consists of (i) 4,391,969 shares of common stock held by GC Corp. and (ii) 1,607,734 shares of common stock held by GC Cell Corporation. Mr. Yong-Jun Huh, a prior member of our Board, serves as Chief Executive Officer of GC Corp. GC Corp., a public Korean holdings company, is the parent company of GC Cell Corporation and is ultimately controlled by its board of directors, consisting of Mr. Yong-Jun Huh, Huh II-Sup, Park Yong-Tae and Kim Seok-Hwa. Each of these individual directors of GC Corp. may be deemed to share voting and investment power over the shares held by GC Corp. and GC Cell Corporation and each disclaims beneficial ownership of all shares held by such entities, except to the extent of any pecuniary interest therein. The address of each of the above persons and entities is 107 Ihyeon-ro, 30beon-gil, Giheung-gu, Yongin-si, Gyeonggi-do, Republic of Korea (16924). This information is based on its Schedule 13D filed with the SEC on May 28, 2026.
(3)
Consists of (i) 1,822,916 shares of common stock held by Viking Global Opportunities Illiquid Investments Sub-Master LP (“VGOP”) and (ii) 781,250 shares of common stock held by Viking Global Opportunities Vintage IV (Aggregator) LP (“VGOVIV”). VGI provides managerial services to VGOP and VGOVIV. VGI has the authority to dispose of and vote the shares of common stock that VGOP and VGOVIV directly own and may be deemed to beneficially own the shares of common stock that VGOP and VGOVIV directly own.. Viking Global Opportunities Parent GP LLC ("Opportunities Parent") is the sole member of Opportunities GP, which has the authority to dispose of and vote the shares of Common Stock controlled by Opportunities Portfolio GP (which consists of the shares of Common Stock that VGOP directly owns), and is the sole member of VGOVIV GP, which has the authority to dispose of and vote the shares of Common Stock controlled by VGOVIV Portfolio GP (which consists of the shares of Common Stock that VGOVIV directly owns) and may be deemed to beneficially own the shares of Common Stock that VGOP and VGOVIV directly own. Opportunities GP serves as the sole member of Opportunities Portfolio GP and has the authority to dispose of and vote the shares of Common Stock controlled by Opportunities

Portfolio GP, which consists of the shares of Common Stock that VGOP directly owns. In addition, Opportunities GP is the general partner of each of Viking Global Opportunities Intermediate LP, Viking Global Opportunities III LP, and Viking Global Opportunities LP and may be deemed to beneficially own the shares of Common Stock that VGOP directly owns. Opportunities Portfolio GP serves as the general partner of VGOP and has the authority to dispose of and vote the shares of Common Stock that VGOP directly owns and may be deemed to beneficially own the shares of Common Stock that VGOP directly owns. VGOVIV GP serves as the sole member of VGOVIV Portfolio GP and has the authority to dispose of and vote the shares of Common Stock controlled by VGOVIV Portfolio GP, which consists of the shares of Common Stock that VGOVIV directly owns. In addition, VGOVIV GP is the general partner of each of Viking Global Opportunities Vintage IV (Offshore) LP and Viking Global Opportunities Vintage IV (Onshore) LP and may be deemed to beneficially own the shares of Common Stock that VGOVIV directly owns. VGOVIV Portfolio GP serves as the general partner of VGOVIV and has the authority to dispose of and vote the shares of Common Stock that VGOVIV directly owns and may be deemed to beneficially own the shares of Common Stock that VGOVIV directly owns. O. Andreas Halvorsen and Rose S. Shabet, as Executive Committee Members of Viking Global Partners LLC (general partner of VGI) and Opportunities Parent, have shared authority to dispose of and vote the shares of Common Stock beneficially owned by VGI and Opportunities Parent and each may be deemed to beneficially own the shares of Common Stock that VGOP and VGOVIV directly own. The address of the Viking Global Investors LP (“VGI”) entities is 600 Washington Boulevard, Floor 11, Stamford, Connecticut 06901. This information is based on its Schedule 13D filed with the SEC on May 18, 2026.
(4)
Consists of (i) 62,648 shares of common stock and (ii) 360,187 shares of common stock Dr. Aslan has the right to acquire within 60 days of July 20, 2026, pursuant to the settlement of RSUs.
(5)
Consists of (i) 55,374 shares of common stock and (ii) 48,794 shares of common stock Ms. Bush has the right to acquire within 60 days of July 20, 2026, pursuant to the settlement of RSUs.
(6)
Consists of (i) 21,011 shares of common stock and (ii) 60,289 shares of common stock Mr. Horan has the right to acquire within 60 days of July 20, 2026, pursuant to the settlement of RSUs.
(7)
Consists of 37,430 shares of common stock subject to options held by Dr. Baker that are exercisable within 60 days of July 20, 2026.
(8)
Consists of 13,750 shares of common stock subject to options held by Dr. Daniels that are exercisable within 60 days of July 20, 2026.
(9)
Consists of 30,848 shares of common stock subject to options held by Ms. Hougen that are exercisable within 60 days of July 20, 2026.
(10)
Consists of 14,513 shares of common stock subject to options held by Ms. Sorg that are exercisable within 60 days of July 20, 2026.
(11)
Consists of 39,722 shares of common stock subject to options held by Dr. Moore that are exercisable within 60 days of July 20, 2026.
(12)
Consists of 13,750 shares of common stock subject to options held by Dr. Stoppel that are exercisable within 60 days of July 20, 2026.
(13)
Consists of (i) the shares listed in notes (4) through (12) above, (ii) 11,838 shares of common stock, (iii) 68,073 shares of commons stock subject to options held by our executive officers that are exercisable within 60 days of July 20, 2026, and (iv) 9,500 shares of common stock our executive officers have the right to acquire within 60 days of July 20, 2026, pursuant to the settlement of RSUs.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Policies and Procedures for Related Person Transactions

Our Board has adopted a written related person transaction policy setting forth the policies and procedures for the identification, review, consideration and approval, ratification or rejection of related person transactions. This policy covers, with certain exceptions set forth in Item 404 of Regulation S-K under the Securities Act of 1933, as amended, any transaction, arrangement, or relationship, or any series of similar transactions, arrangements, or relationships, in which we and a related person were or will be participants and the amount involved exceeds, or is expected to exceed the lesser of, $120,000 or 1% of the average of our total assets at year-end for the last two completed fiscal years, and a related person has a direct or indirect interest deemed to be material by the Audit Committee. In reviewing and approving any such transactions, our Audit Committee will consider all relevant facts and circumstances as appropriate, including, but not limited to (a) the risks, costs, and benefits to the Company, (b) the impact on a director’s independence in the event the related person is a director, immediate family member of a director, or an entity with which a director is affiliated, (c) the terms of the transaction, (d) the availability of other sources for comparable services or products and (e) the terms available to or from, as the case may be, unrelated third parties or to or from employees generally.

Certain Related Person Transactions

The following includes a summary of transactions since January 1, 2024, to which we have been a party, in which the amount involved in the transaction exceeded the lesser of $120,000 or 1% of the average of our total assets as of December 31, 2024 and 2025, and in which any of our directors, executive officers or, to our knowledge, beneficial owners of more than 5% of our capital stock at the time of such transaction, or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, other than equity and other compensation, termination, change in control and other arrangements, which are described under the section “Executive and Director Compensation” and the subsection “Executive and Director Compensation—Non-Employee Director Compensation”:

Employment Arrangements, Consulting Agreements and Indemnification Agreements

We have entered into employment agreements with certain of our executive officers. For more information regarding these agreements with our named executive officers, see “Executive and Director Compensation—Employment Arrangements with our Named Executive Officers.” For more information, see the section titled “Executive and Director Compensation—Non-Employee Director Compensation.”

Equity Awards Granted to Executive Officers and Directors

We have granted equity awards to our executive officers, as more fully described in the section titled “Executive and Director Compensation” and the subsection “Executive and Director Compensation—Non-Employee Director Compensation”.

Simple Agreements for Future Equity

In September 2023 and November 2023, we entered into Simple Agreements for Future Equity (the SAFE financing) with various investors, pursuant to which we received an aggregate of approximately $24.4 million.

The participants in the SAFE financing included the following holders of more than 5% of our capital stock, or entities affiliated with them:

PARTICIPANTS	AGGREGATE CONSIDERATION
GC Corp. and its affiliate (1)	$5,614,424
5AM Ventures VI, L.P. and its affiliate (2)	$4,709,212
venBio Global Strategic Fund III, L.P. (3)	$4,709,212
RA Capital Healthcare Fund, L.P. and its affiliate (4)	$4,709,212
Venrock Healthcare Capital Partners EG, L.P. and its affiliate (5)	$3,689,300

(1)
Consists of (i) $3,000,000 received from GC Corp. and (ii) $2,614,424 received from GC Cell. James Park and Yong-Jun Huh, each a member of our Board at the time of the SAFE financing, are affiliated with the GC Cell and GC Corp., respectively, at the time of the financing, which collectively held more than 5% of our capital stock at the time of the SAFE financing.

(2)
Consists of (i) $1,152,254 received from 5AM Ventures VI, L.P. and (ii) $3,556,958 received from 5AM Opportunities II, L.P. Brian Daniels, M.D., the Chairperson of our Board at the time of the SAFE financing, is affiliated with 5AM Ventures VI, L.P., which held more than 5% of our capital stock at the time of the SAFE financing.
(3)
Yvonne Yamanaka, Ph.D., a member of our Board at the time of the SAFE financing, is affiliated with venBio Global Strategic Fund III, L.P., which held more than 5% of our capital stock at the time of the SAFE financing.
(4)
Consists of (i) $3,296,448 received from RA Capital Healthcare Fund, L.P. and (ii) $1,412,764 received from RA Capital Nexus Fund III, L.P. Laura Stoppel, Ph.D., a member of our Board at the time of the SAFE financing, is affiliated with RA Capital Healthcare Fund, L.P., RA Capital Nexus Fund, L.P. and Blackwell Partners LLC—Series A, which collectively held more than 5% of our capital stock at the time of the SAFE financing.
(5)
Consists of (i) $2,622,354 received from Venrock Healthcare Capital Partners EG, L.P., (ii) $969,917 received from Venrock Healthcare Capital Partners III, L.P. and (iii) $97,029 received from VHCP Co-Investment Holdings III, LLC.

License and Manufacturing Agreements

Master Manufacturing Agreement

In March 2020, we entered into a Master Agreement for Manufacturing Services (the Manufacturing Agreement) with GC Cell. GC Cell and its affiliates were owners of more than 5% of our outstanding capital stock at the time of execution of the Manufacturing Agreement. In addition, Yu-Kyeong Hwang, Ph.D. and Yong-Jun Huh, each a member of our Board as of the time of execution of the Manufacturing Agreement, were affiliated with GC Cell or its affiliates.

Under the Manufacturing Agreement, we granted GC Cell a limited non-exclusive, non-transferable, non-sublicensable, revocable, royalty-free license to our pre-existing intellectual property that is necessary and useful to manufacture products for us. Any intellectual property generated in the course of the manufacturing will be owned by us. GC Cell granted us a limited worldwide, royalty-free, fully paid, non-exclusive license, including the right to sublicense through multiple tiers, to GC Cell background technology and improvements thereof used to manufacture products under the agreement. These licenses survive termination of the Manufacturing Agreement. We incurred $2.9 million and $3.7 million in connection with the Manufacturing Agreement for the years ended December 31, 2024 and 2023, respectively.

AB-201 Selected Product License Agreement

In October 2020, we entered into the AB-201 Agreement with GC Cell, as amended in February 2022 and September 2023. GC Cell and its affiliates were owners of more than 5% of our outstanding capital stock at the time of execution of the AB-201 Agreement. In addition, Yu-Kyeong Hwang, Ph.D. and Yong-Jun Huh, each a member of our Board as of the time of execution of the AB-201 Agreement, and James Park, a member of our Board as of the time of execution of the September 2023 amendment to the AB-201 Agreement were affiliated with GC Cell or its affiliates.

Under the AB-201 Agreement, we paid a one-time, upfront fee of $0.3 million as reimbursement of certain costs previously incurred by GC Cell relating to AB-201. We are obligated to (i) pay tiered royalties in the mid to high single-digit percentage range on annual net sales of any licensed AB-201 products and (ii) make milestone payments to GC Cell of (a) up to $25.0 million upon the first achievement of certain development milestones, and (b) up to $55.0 million upon the first achievement of certain sales milestones. GC Cell is also obligated to pay us a royalty at a rate equal to 50.0% of the royalty payable by us for such product in the Artiva Territory on net sales outside the Artiva Territory of any licensed AB-201 product, the manufacture, use or sale of which is claimed by or uses any jointly owned intellectual property. GC Cell is further obligated to pay us a low single-digit royalty on net sales outside the Artiva Territory of any licensed AB-201 product, as well as up to $1.8 million upon the first achievement of certain development milestones.

License and development support-related revenue recognized in the statements of operations and comprehensive loss, related to GC Cell’s development support activities under the Amended AB-201 Agreement, was zero and $0.3 million during the years ended December 31, 2025 and 2024, respectively.

Service Agreements

The Company entered into services agreements with Blackbird and Carnot, each as defined below. Each entity is controlled by RA Capital. RA Capital and its affiliates were owners of more than 5% of our outstanding capital stock at the time of execution of each services agreement. In addition, Laura Stoppel, Ph.D., is a member of our Board and served on our Board at the time of execution of each of the services agreements, is affiliated with RA Capital or its affiliates.

Blackbird Services Agreement

In June 2024, we entered into a services agreement (the Blackbird Services Agreement) with Blackbird Clinical, Inc. (Blackbird). Under the terms of the Blackbird Services Agreement, Blackbird provides consulting services in connection with our clinical trials, including study strategy, clinical operations and patient operations. We incurred zero and $0.3 million of research and development expenses in connection with the consulting services from Blackbird for the years ended December 31, 2025 and 2024, respectively.

Carnot Services Agreement

In November 2024, we entered into a services agreement (the Carnot Services Agreement) with Carnot Pharma, LLC (Carnot). Under the terms of the Carnot Services Agreement, Carnot provides consulting services in connection with our clinical trials, including clinical operations and patient advocacy in support of our AlloNK autoimmune programs. We incurred $31 thousand and $15 thousand of research and development expenses in connection with the consulting services from Carnot for the years ended December 31, 2025 and 2024, respectively.

Indemnification Agreements

We have entered, and intend to continue to enter, into separate indemnification agreements with our directors and executive officers, in addition to the indemnification provided for in our amended and restated bylaws. These agreements, among other things, require us to indemnify our directors and executive officers for certain expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by a director or executive officer in any action or proceeding arising out of their services as one of our directors or executive officers or as a director or executive officer of any other company or enterprise to which the person provides services at our request. We believe that these bylaw provisions and indemnification agreements are necessary to attract and retain qualified persons as directors and officers.

The limitation of liability and indemnification provisions in our amended and restated certificate of incorporation and amended and restated bylaws may discourage stockholders from bringing a lawsuit against directors for breach of their fiduciary duties. They may also reduce the likelihood of derivative litigation against directors and officers, even though an action, if successful, might benefit us and our stockholders. A stockholder’s investment may decline in value to the extent we pay the costs of settlement and damage awards against directors and officers pursuant to these indemnification provisions.

DELINQUENT SECTION 16 REPORTS

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on our review of electronic filings with the SEC of such reports and written representations from our executive officers and directors that no Form 5 is required, we believe that our executive officers and directors complied with all Section 16(a) filing requirements during 2025, except that: (i) one report, covering an aggregate of three transactions, was filed late by Fred Aslan, M.D.; (ii) one report, covering an aggregate of two transactions, was filed late by Jennifer Bush; (iii) one report, covering an aggregate of two transactions, was filed late by Neha Krishnamohan; (iv) one report, covering an aggregate of two transactions, was filed late by Christopher Horan; (v) one report, covering an aggregate of two transactions, was filed late by Heather Raymon; and (vi) one report, covering an aggregate of two transactions, was filed late by Subhashis Banerjee, M.D.

OTHER INFORMATION FOR STOCKHOLDERS

Stockholder Proposals for the 2027 Annual Meeting of Stockholders

Stockholders of the Company may submit proposals that they believe should be voted upon at the Company’s annual meeting of Stockholders or nominate persons for election to the Board.

Pursuant to Rule 14a-8 under the Exchange Act, stockholder proposals meeting certain requirements may be eligible for inclusion in the Company’s proxy statement for the Company’s 2027 Annual Meeting of Stockholders. To be eligible for inclusion in the Company’s 2027 proxy statement, any such stockholder proposals must be submitted in writing to the Secretary of the Company no later than April 1, 2027, in addition to complying with certain rules and regulations promulgated by the SEC. The submission of a stockholder proposal does not guarantee that it will be included in the Company’s proxy statement.

Pursuant to our policy regarding stockholder recommendations of director nominees, Company stockholders who wish to recommend individuals for consideration by the Committee to become nominees for election to the Board at an annual meeting of stockholders must do so by delivering a written recommendation to the Committee c/o Artiva Biotherapeutics, Inc., 5505 Morehouse Drive, Suite 100, San Diego, CA 92121, Attn: Corporate Secretary. Each submission must set forth:

•
the name and address of the Company’s stockholder on whose behalf the submission is made;
•
the number and class of Company shares that are owned beneficially by such stockholder as of the date of the submission;
•
the full name of the proposed candidate;
•
a description of the proposed candidate’s business experience for at least the previous five years;
•
complete biographical information for the proposed candidate; and
•
a description of the proposed candidate’s qualifications as a director.

Each submission must be accompanied by the written consent of the proposed candidate to be named as a nominee and to serve as a director if elected.

In accordance with the “advance notice” provisions of our bylaws, stockholders seeking to present a stockholder proposal or nomination at the Company’s 2027 Annual Meeting of Stockholders, without having it included in the Company’s proxy statement, must timely submit notice of such proposal or nomination. To be timely, a stockholder’s notice must be received by the Secretary at the principal executive offices of the Company not later than the close of business on the 90th day nor earlier than the close of business on the 120th day before the first anniversary of the 2026 Annual Meeting of Stockholders, unless the date of the 2027 Annual Meeting of Stockholders is advanced by more than 30 days or delayed by more than 70 days from the anniversary of the 2026 Annual Meeting of Stockholders. For the Company’s 2027 Annual Meeting of Stockholders, this means that any such proposal or nomination must be submitted no earlier than May 11, 2027 and no later than June 10, 2027. If the date of the 2027 Annual Meeting of Stockholders is advanced by more than 30 days or delayed by more than 70 days from the anniversary of the 2026 Annual Meeting of Stockholders, the stockholder must submit any such proposal or nomination no earlier than the close of business on the 120th day prior to the 2027 Annual Meeting of Stockholders and not later than the close of business on the later of the 90th day prior to the 2027 Annual Meeting of Stockholders, or the 10th day following the day on which public announcement of the date of the 2027 Annual Meeting of Stockholders is first made by the Company.

In addition to satisfying the deadlines in the “advance notice” provisions of our bylaws, a stockholder who intends to solicit proxies in support of nominees submitted under these “advance notice” provisions, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than Company’s nominees must include in their notice the information required by Rule 14a-19 under the Exchange Act.

Notices of any proposals or nominations for the Company’s 2027 Annual Meeting of Stockholders should be sent to the Secretary of the Company at 5505 Morehouse Drive, Suite 100, San Diego, California 92121. A courtesy copy should also be submitted by email to ir@artivabio.com.

Householding of Proxy Materials

SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and notices with respect to two or more stockholders sharing the same address by delivering a single proxy statement or a single notice addressed to those stockholders. This process, which is commonly referred to as “householding”, provides cost savings for companies. Some brokers household proxy materials, delivering a single proxy statement or notice to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or notice, or if you are receiving duplicate copies of these materials and wish to have householding apply, please notify your broker.

Additional Filings

We make available, free of charge on our website, all of our filings that are made electronically with the SEC, including Forms 10-K, 10-Q and 8-K. To access these filings, go to our website investors.artivabio.com and click on “SEC Filings” under the “Financials” heading. Copies of our Annual Report on Form 10-K for the year ended December 31, 2025, including financial statements and schedules thereto, filed with the SEC, are also available without charge to stockholders by contacting Artiva Biotherapeutics, Inc. by mail at 5505 Morehouse Drive, Suite 100, San Diego, California 92121, by telephone at (858)-267-4467, or by email at ir@artivabio.com.

Other Matters

Our Board does not know of any other matters to be brought before the meeting. If other matters are presented, the proxy holders have discretionary authority to vote all proxies in accordance with their best judgement. Discretionary authority for them to do so is provided for in the proxy card and other forms of proxy.

By Order of the Board of Directors

/s/ Fred Aslan, M.D.
Fred Aslan, M.D.
Chief Executive Officer
August 3, 2026

Annex A

Amended Plan

ARTIVA BIOTHERAPEUTICS, INC.

2024 EQUITY INCENTIVE PLAN

ADOPTED BY THE BOARD OF DIRECTORS: JULY 11, 2024

APPROVED BY THE STOCKHOLDERS: JULY 11, 2024

AMENDED BY THE BOARD OF DIRECTORS: APRIL 17, 2025

APPROVED BY THE STOCKHOLDERS: June 24, 2025

AMENDED BY THE BOARD OF DIRECTORS: July 15, 2026

APPROVED BY THE STOCKHOLDERS: , 2026

1.	GENERAL.

(a) Successor to and Continuation of Prior Plan. The Plan is the successor to and continuation of the Prior Plan. As of the Effective Date, (i) no additional awards may be granted under the Prior Plan; (ii) any Returning Shares will become available for issuance pursuant to Awards granted under this Plan; and (iii) all outstanding awards granted under the Prior Plan will remain subject to the terms of the Prior Plan (except to the extent such outstanding awards result in Returning Shares that become available for issuance pursuant to Awards granted under this Plan). All Awards granted under this Plan will be subject to the terms of this Plan.

(b) Plan Purpose. The Company, by means of the Plan, seeks to secure and retain the services of Employees, Directors and Consultants, to provide incentives for such persons to exert maximum efforts for the success of the Company and any Affiliate and to provide a means by which such persons may be given an opportunity to benefit from increases in value of the Common Stock through the granting of Awards.

(c) Available Awards. The Plan provides for the grant of the following Awards: (i) Incentive Stock Options; (ii) Nonstatutory Stock Options; (iii) SARs; (iv) Restricted Stock Awards; (v) RSU Awards; (vi) Performance Awards; and (vii) Other Awards.

(d) Adoption Date; Effective Date. The Plan will come into existence on the Adoption Date, but no Award may be granted prior to the Effective Date.

2.	SHARES SUBJECT TO THE PLAN.

(a) Share Reserve. Subject to adjustment in accordance with Section 3(c) and any adjustments as necessary to implement any Capitalization Adjustments, the aggregate number of shares of Common Stock that may be issued pursuant to Awards will not exceed 13,328,057 shares (the “Share Reserve”), which is the sum of: (i) 823,096 shares that were approved at the Company’s 2026 Annual Meeting of Stockholders; plus (ii) 1,214,580 shares that were approved at the Company’s 2025 Annual Meeting of Stockholders; plus (iii) 2,630,000 shares initially reserved under the Plan; plus (iv) up to 115,436 shares available for issuance under the Prior Plan as of the Effective Date; plus (v) 1,214,580 shares that were added pursuant to the annual automatic share increase on January 1, 2025; plus (vi) 1,229,777 shares that were added pursuant to the annual automatic share increase on January 1, 2026; plus (vii) 5,097,095 shares that were approved at the Company’s 2026 Annual Meeting of Stockholders; plus (viii) up to 1,826,589 Returning Shares, as such shares become available from time to time. In addition, subject to any adjustments as necessary to implement any Capitalization Adjustments, such aggregate number of shares of Common Stock will automatically increase on January 1 of each year for a period of eight years commencing on January 1, 2027 and ending on (and including) January 1, 2034, in an amount equal to 5% of the Share Reserve Increase Stock outstanding on December 31 of the preceding year; provided, however, that the Board may act prior to January 1st of a given year to provide that the increase for such year will be a lesser number of shares of Common Stock.

(b) Aggregate Incentive Stock Option Limit. Notwithstanding anything to the contrary in Section 2(a) and subject to any adjustments as necessary to implement any Capitalization Adjustments, the aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options is three times the Share Reserve.

(c) Share Reserve Operation.

(i) Limit Applies to Common Stock Issued Pursuant to Awards. For clarity, the Share Reserve is a limit on the number of shares of Common Stock that may be issued pursuant to Awards and does not limit the granting of Awards, except that the Company will keep available at all times the number of shares of Common Stock reasonably required to satisfy its obligations to issue shares pursuant to such Awards. Shares may be issued in connection with a merger or acquisition as permitted by, as applicable, Nasdaq Listing Rule 5635(c), NYSE Listed Company Manual Section 303A.08, NYSE American Company Guide Section 711 or other applicable rule, and such issuance will not reduce the number of shares available for issuance under the Plan.

(ii) Actions that Do Not Constitute Issuance of Common Stock and Do Not Reduce Share Reserve. The following actions do not result in an issuance of shares under the Plan and accordingly do not reduce the number of shares subject to the Share Reserve and available for issuance under the Plan: (1) the expiration or termination of any portion of an Award without the shares covered by such portion of the Award having been issued; (2) the settlement of any portion of an Award in cash (i.e., the Participant receives cash rather than Common Stock); (3) the withholding of shares that would otherwise be issued by the Company to satisfy the exercise, strike or purchase price of an Award; or (4) the withholding of shares that would otherwise be issued by the Company to satisfy a tax withholding obligation in connection with an Award.

(iii) Reversion of Previously Issued Shares of Common Stock to Share Reserve. The following shares of Common Stock previously issued pursuant to an Award and accordingly initially deducted from the Share Reserve will be added back to the Share Reserve and again become available for issuance under the Plan: (1) any shares that are forfeited back to or repurchased by the Company because of a failure to meet a contingency or condition required for the vesting of such shares; (2) any shares that are reacquired by the Company to satisfy the exercise, strike or purchase price of an Award; and (3) any shares that are reacquired by the Company to satisfy a tax withholding obligation in connection with an Award.

3.	ELIGIBILITY AND LIMITATIONS.

(a) Eligible Award Recipients. Subject to the terms of the Plan, Employees, Directors and Consultants are eligible to receive Awards.

(b) Specific Award Limitations.

(i) Limitations on Incentive Stock Option Recipients. Incentive Stock Options may be granted only to Employees of the Company or a “parent corporation” or “subsidiary corporation” thereof (as such terms are defined in Sections 424(e) and (f) of the Code).

(ii) Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and any Affiliates) exceeds $100,000 (or such other limit established in the Code) or otherwise does not comply with the rules governing Incentive Stock Options, the Options or portions thereof that exceed such limit (according to the order in which they were granted) or otherwise do not comply with such rules will be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s).

(iii) Limitations on Incentive Stock Options Granted to Ten Percent Stockholders. A Ten Percent Stockholder may not be granted an Incentive Stock Option unless (1) the exercise price of such Option is at least 110% of the Fair Market Value on the date of grant of such Option and (2) the Option is not exercisable after the expiration of five years from the date of grant of such Option.

(iv) Limitations on Nonstatutory Stock Options and SARs. Nonstatutory Stock Options and SARs may not be granted to Employees, Directors and Consultants unless the stock underlying such Awards is treated as “service recipient stock” under Section 409A or unless such Awards otherwise comply with the requirements of Section 409A.

(c) Aggregate Incentive Stock Option Limit. The aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options is the number of shares specified in Section 2(b).

(d)  Non-Employee Director Compensation Limit. The aggregate value of all compensation granted or paid, as applicable, to any individual for service as a Non-Employee Director with respect to any fiscal year, including Awards granted and cash fees paid by the Company to such Non-Employee Director, will not exceed (1) $750,000 in total value or (2) in the event such Non-Employee Director is first appointed or elected to the Board during such fiscal year, $1,000,000 in total value, in each case, calculating the value of any equity awards based on the grant date fair value of such equity awards for financial reporting purposes. The limitations in this Section 3(d) shall apply commencing with the first fiscal year that begins following the Effective Date. Compensation will count towards this limit for the fiscal year in which it was granted or earned, and not later when distributed, in the event it is deferred.

4.	OPTIONS AND STOCK APPRECIATION RIGHTS.

Each Option and SAR will have such terms and conditions as determined by the Board. Each Option will be designated in writing as an Incentive Stock Option or Nonstatutory Stock Option at the time of grant; provided, however, that if an Option is not so designated, then such Option will be a Nonstatutory Stock Option, and the shares purchased upon exercise of each type of Option will be separately accounted for. Each SAR will be denominated in shares of Common Stock equivalents. The terms and conditions of separate Options and SARs need not be identical; provided, however, that each Option Agreement and SAR Agreement will conform (through incorporation of provisions hereof by reference in the Award Agreement or otherwise) to the substance of each of the following provisions:

(a) Term. Subject to Section 3(b) regarding Ten Percent Stockholders, no Option or SAR will be exercisable after the expiration of ten years from the date of grant of such Award or such shorter period specified in the Award Agreement.

(b) Exercise or Strike Price. Subject to Section 3(b) regarding Ten Percent Stockholders, the exercise or strike price of each Option or SAR will not be less than 100% of the Fair Market Value on the date of grant of such Award. Notwithstanding the foregoing, an Option or SAR may be granted with an exercise or strike price lower than 100% of the Fair Market Value on the date of grant of such Award if such Award is granted pursuant to an assumption of or substitution for another option or stock appreciation right pursuant to a Corporate Transaction and in a manner consistent with the provisions of Sections 409A and, if applicable, 424(a) of the Code.

(c) Exercise Procedure and Payment of Exercise Price for Options. In order to exercise an Option, the Participant must provide notice of exercise to the Plan Administrator in accordance with the procedures specified in the Option Agreement or otherwise provided by the Company. The Board has the authority to grant Options that do not permit all of the following methods of payment (or otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to utilize a particular method of payment. The exercise price of an Option may be paid, to the extent permitted by Applicable Law and as determined by the Board, by one or more of the following methods of payment to the extent set forth in the Option Agreement:

(i) by cash or check, bank draft or money order payable to the Company;

(ii) pursuant to a “cashless exercise” program developed under Regulation T as promulgated by the U.S. Federal Reserve Board that, prior to the issuance of the Common Stock subject to the Option, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the exercise price to the Company from the sales proceeds;

(iii) by delivery to the Company (either by actual delivery or attestation) of shares of Common Stock that are already owned by the Participant free and clear of any liens, claims, encumbrances or security interests, with a Fair Market Value on the date of exercise that does not exceed the exercise price, provided that (1) at the time of exercise the Common Stock is publicly traded, (2) any remaining balance of the exercise price not satisfied by such delivery is paid by the Participant in cash or other permitted form of payment, (3) such delivery would not violate any Applicable Law or agreement restricting the redemption of the Common Stock, (4) any certificated shares are endorsed or accompanied by an executed assignment separate from certificate, and (5) such shares have been held by the Participant for any minimum period necessary to avoid adverse accounting treatment as a result of such delivery;

(iv) if the Option is a Nonstatutory Stock Option, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value on the date of exercise that does not exceed the exercise price, provided that (1) such shares used to pay the exercise price will not be exercisable thereafter and (2) any remaining balance of the exercise price not satisfied by such net exercise is paid by the Participant in cash or other permitted form of payment; or

(v) in any other form of consideration that may be acceptable to the Board and permissible under Applicable Law.

(d) Exercise Procedure and Payment of Appreciation Distribution for SARs. In order to exercise any SAR, the Participant must provide notice of exercise to the Plan Administrator in accordance with the SAR Agreement. The appreciation distribution payable to a Participant upon the exercise of a SAR will not be greater than an amount equal to the excess of (i) the aggregate Fair Market Value on the date of exercise of a number of shares of Common Stock equal to the number of Common Stock equivalents that are vested and being exercised under such SAR, over (ii) the strike price of such SAR. Such appreciation distribution may be paid to the Participant in the form of Common Stock or cash (or any combination of Common Stock and cash) or in any other form of payment, as determined by the Board and specified in the SAR Agreement.

(e) Transferability. Options and SARs may not be transferred to third party financial institutions for value. The Board may impose such additional limitations on the transferability of an Option or SAR as it determines. In the absence of any such determination by the Board, the following restrictions on the transferability of Options and SARs will apply, provided that except as explicitly provided herein, neither an Option nor a SAR may be transferred for consideration and provided, further, that if an Option is an Incentive Stock Option, such Option may be deemed to be a Nonstatutory Stock Option as a result of such transfer:

(i) Restrictions on Transfer. An Option or SAR will not be transferable, except by will or by the laws of descent and distribution, and will be exercisable during the lifetime of the Participant only by the Participant; provided, however, that the Board may permit transfer of an Option or SAR in a manner that is not prohibited by applicable tax and securities laws upon the Participant’s request, including to a trust if the Participant is considered to be the sole beneficial owner of such trust (as determined under Section 671 of the Code and applicable U.S. state law) while such Option or SAR is held in such trust, provided that the Participant and the trustee enter into a transfer and other agreements required by the Company.

(ii) Domestic Relations Orders. Notwithstanding the foregoing, subject to the execution of transfer documentation in a format acceptable to the Company and subject to the approval of the Board or a duly authorized Officer, an Option or SAR may be transferred pursuant to a domestic relations order.

(f) Vesting. The Board may impose such restrictions on or conditions to the vesting and/or exercisability of an Option or SAR as determined by the Board. Except as otherwise provided in the applicable Award Agreement or other written agreement between a Participant and the Company or an Affiliate, vesting of Options and SARs will cease upon termination of the Participant’s Continuous Service.

(g) Termination of Continuous Service for Cause. Except as explicitly otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or and Affiliate, if a Participant’s Continuous Service is terminated for Cause, the Participant’s Options and SARs will terminate and be forfeited immediately upon such termination of Continuous Service, and the Participant will be prohibited from exercising any portion (including any vested portion) of such Awards on and after the date of such termination of Continuous Service and the Participant will have no further right, title or interest in such forfeited Award, the shares of Common Stock subject to the forfeited Award, or any consideration in respect of the forfeited Award.

(h) Post-Termination Exercise Period Following Termination of Continuous Service for Reasons Other than Cause. Subject to Section 4(i), if a Participant’s Continuous Service terminates for any reason other than for Cause, the Participant may exercise his or her Option or SAR to the extent vested, but only within the following period of time or, if applicable, such other period of time provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate; provided, however, that in no event may such Award be exercised after the expiration of its maximum term (as set forth in Section 4(a)):

(i) three months following the date of such termination if such termination is a termination without Cause (other than any termination due to the Participant’s Disability or death);

(ii) 12 months following the date of such termination if such termination is due to the Participant’s Disability;

(iii) 18 months following the date of such termination if such termination is due to the Participant’s death; or

(iv) 18 months following the date of the Participant’s death if such death occurs following the date of such termination but during the period such Award is otherwise exercisable (as provided in (i) or (ii) above).

Following the date of such termination, to the extent the Participant does not exercise such Award within the applicable Post-Termination Exercise Period (or, if earlier, prior to the expiration of the maximum term of such Award), such unexercised portion of the Award will terminate, and the Participant will have no further right, title or interest in the terminated Award, the shares of Common Stock subject to the terminated Award, or any consideration in respect of the terminated Award.

(i) Restrictions on Exercise; Extension of Exercisability. A Participant may not exercise an Option or SAR at any time that the issuance of shares of Common Stock upon such exercise would violate Applicable Law. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service terminates for any reason other than for Cause and, at any time during the last thirty days of the applicable Post-Termination Exercise Period: (i) the exercise of the Participant’s Option or SAR would be prohibited solely because the issuance of shares of Common Stock upon such exercise would violate Applicable Law, or (ii) the immediate sale of any shares of Common Stock issued upon such exercise would violate the Company’s Trading Policy, then the applicable Post-Termination Exercise Period will be extended to the last day of the calendar month that commences following the date the Award would otherwise expire, with an additional extension of the exercise period to the last day of the next calendar month to apply if any of the foregoing restrictions apply at any time during such extended exercise period, generally without limitation as to the maximum permitted number of extensions); provided, however, that in no event may such Award be exercised after the expiration of its maximum term (as set forth in Section 4(a)).

(j) Non-Exempt Employees. No Option or SAR, whether or not vested, granted to an Employee who is a non-exempt employee for purposes of the U.S. Fair Labor Standards Act of 1938, as amended, will be first exercisable for any shares of Common Stock until at least six months following the date of grant of such Award. Notwithstanding the foregoing, in accordance with the provisions of the U.S. Worker Economic Opportunity Act, any vested portion of such Award may be exercised earlier than six months following the date of grant of such Award in the event of (i) such Participant’s death or Disability, (ii) a Corporate Transaction in which such Award is not assumed, continued or substituted, (iii) a Change in Control, or (iv) such Participant’s retirement (as such term may be defined in the Award Agreement or another applicable agreement or, in the absence of any such definition, in accordance with the Company’s then current employment policies and guidelines). This Section 4(j) is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option or SAR will be exempt from his or her regular rate of pay.

(k) Whole Shares. Options and SARs may be exercised only with respect to whole shares of Common Stock or their equivalents.

5.	AWARDS OTHER THAN OPTIONS AND STOCK APPRECIATION RIGHTS.

(a) Restricted Stock Awards and RSU Awards. Each Restricted Stock Award and RSU Award will have such terms and conditions as determined by the Board; provided, however, that each Restricted Stock Award Agreement and RSU Award Agreement will conform (through incorporation of the provisions hereof by reference in the Award Agreement or otherwise) to the substance of each of the following provisions:

(i) Form of Award.

(1) Restricted Stock Awards: To the extent consistent with the Company’s Bylaws, at the Board’s election, shares of Common Stock subject to a Restricted Stock Award may be (A) held in book entry form subject to the Company’s instructions until such shares become vested or any other restrictions lapse, or (B) evidenced by a certificate, which certificate will be held in such form and manner as determined by the Board. Unless otherwise determined by the Board, a Participant will have voting and other rights as a stockholder of the Company with respect to any shares subject to a Restricted Stock Award.

(2) RSU Awards: An RSU Award represents a Participant’s right to be issued on a future date the number of shares of Common Stock that is equal to the number of restricted stock units subject to the RSU Award. As a holder of an RSU Award, a Participant is an unsecured creditor of the Company with respect to the Company’s unfunded obligation, if any, to issue shares of Common Stock in settlement of such Award and nothing contained in the Plan or any RSU Award Agreement, and no action taken pursuant to its provisions, will create or be construed to create a trust of any kind or a fiduciary relationship between a Participant and the Company or an Affiliate or any other person. A Participant will not have voting or any other rights as a stockholder of the Company with respect to any RSU Award (unless and until shares are actually issued in settlement of a vested RSU Award).

(ii) Consideration. The Board shall determine the consideration, if any, payable by a Participant for Restricted Stock Awards and RSU Awards. Such consideration may include, but is not limited to, cash or check, bank draft or money order payable to the Company, or services rendered to be rendered to the Company or an Affiliate.

(iii) Vesting. The Board may impose such restrictions on or conditions to the vesting of a Restricted Stock Award or RSU Award as determined by the Board. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, vesting of Restricted Stock Awards and RSU Awards will cease upon termination of the Participant’s Continuous Service.

(iv) Termination of Continuous Service. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service terminates for any reason, (1) the Company may receive through a forfeiture condition or a repurchase right any or all of the shares of Common Stock held by the Participant under his or her Restricted Stock Award that have not vested as of the date of such termination as set forth in the Restricted Stock Award Agreement and the Participant will have no further right, title or interest in the Restricted Stock Award, the shares of Common Stock subject to the Restricted Stock Award, or any consideration in respect of the Restricted Stock Award and (2) any portion of his or her RSU Award that has not vested will be forfeited upon such termination and the Participant will have no further right, title or interest in the RSU Award, the shares of Common Stock issuable pursuant to the RSU Award, or any consideration in respect of the RSU Award.

(v) Dividends and Dividend Equivalents. Dividends or dividend equivalents may be paid or credited, as applicable, with respect to any shares of Common Stock subject to a Restricted Stock Award or RSU Award, as determined by the Board and specified in the Award Agreement.

(vi) Settlement of RSU Awards. An RSU Award may be settled by the issuance of shares of Common Stock or cash (or any combination thereof) or in any other form of payment, as determined by the Board and specified in the RSU Award Agreement. At the time of grant, the Board may determine to impose such restrictions or conditions that delay such delivery to a date following the vesting of the RSU Award.

(b) Performance Awards. With respect to any Performance Award, the length of any Performance Period, the Performance Goals to be achieved during the Performance Period, the other terms and conditions of such Award, and the measure of whether and to what degree such Performance Goals have been attained will be determined by the Board.

(c) Other Awards. Other forms of Awards valued in whole or in part by reference to, or otherwise based on, Common Stock, including the appreciation in value thereof, may be granted either alone or in addition to Awards provided for under Section 4 and the preceding provisions of this Section 5. Subject to the provisions of the Plan, the Board will have sole and complete discretion to determine the persons to whom and the time or times at which such Other Awards will be granted, the number of shares of Common Stock (or the cash equivalent thereof) to be granted pursuant to such Other Awards and all other terms and conditions of such Other Awards.

6.	ADJUSTMENTS UPON CHANGES IN COMMON STOCK; OTHER CORPORATE EVENTS.

(a) Capitalization Adjustments. In the event of a Capitalization Adjustment, the Board shall appropriately and proportionately adjust: (i) the class(es) and maximum number of shares of Common Stock subject to the Plan and the maximum number of shares by which the Share Reserve may annually increase pursuant to Section 2(a); (ii) the class(es) and maximum number of shares that may be issued pursuant to the exercise of Incentive Stock Options pursuant to Section 2(a); and (iii) the class(es) and number of securities and exercise price, strike price or purchase price of Common Stock subject to outstanding Awards. The Board shall make such adjustments, and its determination shall be final, binding and conclusive. Notwithstanding the foregoing, no fractional shares or rights for fractional shares of Common Stock shall be created in order to implement any Capitalization Adjustment. The Board shall determine an appropriate equivalent benefit, if any, for any fractional shares or rights to fractional shares that might be created by the adjustments referred to in the preceding provisions of this Section.

(b) Dissolution or Liquidation. Except as otherwise provided in the Award Agreement, in the event of a dissolution or liquidation of the Company, all outstanding Awards (other than Awards consisting of vested and outstanding shares of Common Stock not subject to a forfeiture condition or the Company’s right of repurchase) will terminate immediately prior to the completion of such dissolution or liquidation, and the shares of Common Stock subject to the Company’s repurchase rights or subject to a forfeiture condition may be repurchased or reacquired by the Company notwithstanding the fact that the holder of such Award is providing Continuous Service, provided, however, that the Board may determine to cause some or all Awards to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture (to the extent such Awards have not previously expired or terminated) before the dissolution or liquidation is completed but contingent on its completion.

(c) Corporate Transaction. The following provisions will apply to Awards in the event of a Corporate Transaction, except as set forth in Section 11, and unless otherwise provided in the instrument evidencing the Award or any other written agreement between the Company or any Affiliate and the Participant or unless otherwise expressly provided by the Board at the time of grant of an Award.

(i) Awards May Be Assumed. In the event of a Corporate Transaction, any surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) may assume or continue any or all Awards outstanding under the Plan or may substitute similar awards for Awards outstanding under the Plan (including but not limited to, awards to acquire the same consideration paid to the stockholders of the Company pursuant to the Corporate Transaction), and any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to Awards may be assigned by the Company to the successor of the Company (or the successor’s parent company, if any), in connection with such Corporate Transaction. A surviving corporation or acquiring corporation (or its parent) may choose to assume or continue only a portion of an Award or substitute a similar award for only a portion of an Award, or may choose to assume, continue or substitute the Awards held by some, but not all Participants. The terms of any assumption, continuation or substitution will be set by the Board.

(ii) Awards Held by Current Participants. In the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Awards or substitute similar awards for such outstanding Awards, then with respect to Awards that have not been assumed, continued or substituted and that are held by Participants whose Continuous Service has not terminated prior to the effective time of the Corporate Transaction (referred to as the “Current Participants”), the vesting of such Awards (and, with respect to Options and Stock Appreciation Rights, the time when such Awards may be exercised) will be accelerated in full to a date prior to the effective time of such Corporate Transaction (contingent upon the effectiveness of the Corporate Transaction) as the Board determines (or, if the Board does not determine such a date, to the date that is five days prior to the effective time of the Corporate Transaction), and such Awards will terminate if not exercised (if applicable) at or prior to the effective time of the Corporate Transaction, and any reacquisition or repurchase rights held by the Company with respect to such Awards will lapse (contingent upon the effectiveness of the Corporate Transaction). With respect to the vesting of Performance Awards that will accelerate upon the occurrence of a Corporate Transaction pursuant to this subsection (ii) and that have multiple vesting levels depending on the level of performance, unless otherwise provided in the Award Agreement, the vesting of such Performance Awards will accelerate at 100% of the target level upon the occurrence of the Corporate Transaction in which the Awards are not assumed, continued or substituted in accordance with Section 6(c)(i). With respect to the vesting of Awards that will accelerate upon the occurrence of a Corporate Transaction pursuant to this subsection (ii) and are settled in the form of a cash payment, such cash payment will be made no later than 30 days following the occurrence of the Corporate Transaction or such later date as required to comply with Section 409A of the Code.

(iii) Awards Held by Persons other than Current Participants. In the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Awards or substitute similar awards for such outstanding Awards, then with respect to Awards that have not been assumed, continued or substituted and that are held by persons other than Current Participants, such Awards will terminate if not exercised (if applicable) prior to the occurrence of the Corporate Transaction; provided, however, that any reacquisition or repurchase rights held by the Company with respect to such Awards will not terminate and may continue to be exercised notwithstanding the Corporate Transaction.

(iv) Payment for Awards in Lieu of Exercise. Notwithstanding the foregoing, in the event an Award will terminate if not exercised prior to the effective time of a Corporate Transaction, the Board may provide, in its sole discretion, that the holder of such Award may not exercise such Award but will receive a payment, in such form as may be determined by the Board, equal in value, at the effective time, to the excess, if any, of (1) the value of the property the Participant would have received upon the exercise of the Award (including, at the discretion of the Board, any unvested portion of such Award), over (2) any exercise price payable by such holder in connection with such exercise.

(d) Appointment of Stockholder Representative. As a condition to the receipt of an Award under this Plan, a Participant will be deemed to have agreed that the Award will be subject to the terms of any agreement governing a Corporate Transaction involving the Company, including, without limitation, a provision for the appointment of a stockholder representative that is authorized to act on the Participant’s behalf with respect to any escrow, indemnities and any contingent consideration.

(e) No Restriction on Right to Undertake Transactions. The grant of any Award under the Plan and the issuance of shares pursuant to any Award does not affect or restrict in any way the right or power of the Company, the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any Change in Control, any Corporate Transaction, any merger or consolidation of the Company, any issue of stock or of options, rights or options to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

7.	ADMINISTRATION.

(a) Administration by Board. The Board will administer the Plan unless and until the Board delegates administration of the Plan to a Committee or Committees, as provided in subsection (c) below.

(b) Powers of Board. The Board will have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i) To determine from time to time (1) which of the persons eligible under the Plan will be granted Awards; (2) when and how each Award will be granted; (3) what type or combination of types of Award will be granted; (4) the provisions of each Award granted (which need not be identical), including the time or times when a person will be permitted to receive an issuance of Common Stock or other payment pursuant to an Award; (5) the number of shares of Common Stock or cash equivalent with respect to which an Award will be granted to each such person; (6) the Fair Market Value applicable to an Award; and (7) the terms of any Performance Award that is not valued in whole or in part by reference to, or otherwise based on, the Common Stock, including the amount of cash payment or other property that may be earned and the timing of payment.

(ii) To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Award Agreement, in a manner and to the extent it deems necessary or expedient to make the Plan or Award fully effective.

(iii) To settle all controversies regarding the Plan and Awards granted under it.

(iv) To accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest, notwithstanding the provisions in the Award Agreement stating the time at which it may first be exercised or the time during which it will vest.

(v) To prohibit the exercise of any Option, SAR or other exercisable Award during a period of up to 30 days prior to the consummation of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the shares of Common Stock or the share price of the Common Stock including any Corporate Transaction, for reasons of administrative convenience.

(vi) To suspend or terminate the Plan at any time. Suspension or termination of the Plan will not Materially Impair rights and obligations under any Award granted while the Plan is in effect except with the written consent of the affected Participant.

(vii) To amend the Plan in any respect the Board deems necessary or advisable; provided, however, that stockholder approval will be required for any amendment to the extent required by Applicable Law. Except as provided above, rights under any Award granted before amendment of the Plan will not be Materially Impaired by any amendment of the Plan unless (1) the Company requests the consent of the affected Participant, and (2) such Participant consents in writing.

(viii) To submit any amendment to the Plan for stockholder approval.

(ix) To approve forms of Award Agreements for use under the Plan and to amend the terms of any one or more Awards, including, but not limited to, amendments to provide terms more favorable to the Participant than previously provided in the Award Agreement, subject to any specified limits in the Plan that are not subject to Board discretion; provided however, that, a Participant’s rights under any Award will not be Materially Impaired by any such amendment unless (1) the Company requests the consent of the affected Participant, and (2) such Participant consents in writing.

(x) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or Awards.

(xi) To adopt such procedures and sub-plans as are necessary or appropriate to permit and facilitate participation in the Plan by, or take advantage of specific tax treatment for Awards granted to, Employees, Directors or Consultants who are non-U.S. nationals or employed outside the United States (provided that Board approval will not be necessary for immaterial modifications to the Plan or any Award Agreement to ensure or facilitate compliance with the laws of the relevant non-U.S. jurisdiction).

(xii) To effect, at any time and from time to time, subject to the consent of any Participant whose Award is Materially Impaired by such action, (1) the reduction of the exercise price (or strike price) of any outstanding Option or SAR; (2) the cancellation of any outstanding Option or SAR and the grant in substitution therefor of (A) a new Option, SAR, Restricted Stock Award, RSU Award or Other Award, under the Plan or another equity plan of the Company, covering the same or a different number of shares of Common Stock, (B) cash and/or (C) other valuable consideration (as determined by the Board); or (3) any other action that is treated as a repricing under generally accepted accounting principles.

(c) Delegation to Committee.

(i) General. The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration of the Plan is delegated to a Committee, the Committee will have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to another Committee or a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board will thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. Each Committee may retain the authority to concurrently administer the Plan with the Committee or subcommittee to which it has delegated its authority hereunder and may, at any time, revest in such Committee some or all of the powers previously delegated. The Board may retain the authority to concurrently administer the Plan with any Committee and may, at any time, revest in the Board some or all of the powers previously delegated.

(ii) Rule 16b-3 Compliance. To the extent an Award is intended to qualify for the exemption from Section 16(b) of the Exchange Act that is available under Rule 16b-3 of the Exchange Act, the Award will be granted by the Board or a Committee that consists solely of two or more Non-Employee Directors, as determined under Rule 16b-3(b)(3) of the Exchange Act and thereafter any action establishing or modifying the terms of the Award will be approved by the Board or a Committee meeting such requirements to the extent necessary for such exemption to remain available.

(d) Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board or any Committee in good faith will not be subject to review by any person and will be final, binding and conclusive on all persons.

(e) Delegation to Other Person or Body. The Board or any Committee may delegate to one or more persons or bodies the authority to do one or more of the following to the extent permitted by Applicable Law: (i) designate recipients, other than Officers, of Options and SARs (and, to the extent permitted by Applicable Law, other Awards), provided that no person or body may be delegated authority to grant an Award to themself; (ii) determine the number of shares subject to such Awards; and (iii) determine the terms of such Awards; provided, however, that the Board or Committee action regarding such delegation will fix the terms of such delegation in accordance with Applicable Law, including without limitation Sections 152 and 157 of the Delaware General Corporation Law. Unless provided otherwise in the Board or Committee action regarding such delegation, each Award granted pursuant to this section will be granted on the applicable form of Award Agreement most recently approved for use by the Board or the Committee, with any modifications necessary to incorporate or reflect the terms of such Award. Notwithstanding anything to the contrary herein, neither the Board nor any Committee may delegate to any person or body (who is not a Director or that is not comprised solely of Directors, respectively) the authority to determine the Fair Market Value.

8.	TAX WITHHOLDING.

(a) Withholding Authorization. As a condition to acceptance of any Award under the Plan, a Participant authorizes withholding from payroll and any other amounts payable to such Participant, and otherwise agrees to make adequate arrangements to satisfy the Tax-Related Items withholding obligations, if any, of the Company and/or an Affiliate that arise in connection with the grant, vesting, exercise or settlement of such Award, as applicable. Accordingly, a Participant may not be able to exercise an Award even though the Award is vested, and the Company shall have no obligation to issue shares of Common Stock subject to an Award, unless and until such obligations are satisfied.

(b) Satisfaction of Withholding Obligation. To the extent permitted by the terms of an Award Agreement, the Company may, in its sole discretion, satisfy any Tax-Related Items withholding obligation relating to an Award by any of the following means or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Award; (iii) withholding cash from an Award settled in cash; (iv) withholding payment from any amounts otherwise payable to the Participant; (v) by allowing a Participant to effectuate a “cashless exercise” pursuant to a program developed under Regulation T as promulgated by the U.S. Federal Reserve Board; or (vi) by such other method as may be set forth in the Award Agreement.

(c) No Obligation to Notify or Minimize Taxes; No Liability to Claims. Except as required by Applicable Law, the Company has no duty or obligation to any Participant to advise such holder as to the time or manner of exercising such Award. Furthermore, the Company has no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of an Award or a possible period in which the Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of an Award to the holder of such Award and will not be liable to any holder of an Award for any adverse tax consequences to such holder in connection with an Award. As a condition to accepting an Award under the Plan, each Participant (i) agrees to not make any claim against the Company, or any of its Officers, Directors, Employees or Affiliates related to tax liabilities arising from such Award or other Company compensation and (ii) acknowledges that such Participant was advised to consult with his or her own personal tax, financial and other legal advisors regarding the tax consequences of the Award and has either done so or knowingly and voluntarily declined to do so. Additionally, each Participant acknowledges any Option or SAR granted under the Plan is exempt from Section 409A only if the exercise or strike price is at least equal to the “fair market value” of the Common Stock on the date of grant as determined by the U.S. Internal Revenue Service and there is no other impermissible deferral of compensation associated with the Award. Additionally, as a condition to accepting an Option or SAR granted under the Plan, each Participant agrees to not make any claim against the Company, or any of its Officers, Directors, Employees or Affiliates in the event that the U.S. Internal Revenue Service asserts that such exercise price or strike price is less than the “fair market value” of the Common Stock on the date of grant as subsequently determined by the U.S. Internal Revenue Service.

(d) Withholding Indemnification. The Company and/or its Affiliate may withhold or account for Tax-Related Items by considering statutory or other withholding rates, including minimum or maximum rates applicable in a Participant’s jurisdiction. In the event of overwithholding, the Participant may receive a refund of any over-withheld amount in cash (with no entitlement to the equivalent in Common Stock) or, if not refunded, the Participant may seek a refund from the local tax authorities. In the event of underwithholding, the Participant may be required to pay any additional Tax-Related Items directly to the applicable tax authority or to the Company and/or its Affiliate. As a condition to accepting an Award under the Plan, in the event that the amount of the Company’s and/or its Affiliate’s withholding obligation in connection with such Award was greater than the amount actually withheld by the Company and/or its Affiliates, each Participant agrees to indemnify and hold the Company and/or its Affiliates harmless from any failure by the Company and/or its Affiliates to withhold the proper amount. Further, if the obligation for Tax-Related Items is satisfied by withholding in shares of Common Stock, for tax purposes, the Participant will be deemed to have been issued the full number of shares subject to the Award, notwithstanding that a number of the shares is held back solely for the purpose of paying the Tax-Related Items.

9.	MISCELLANEOUS.

(a) Source of Shares. The stock issuable under the Plan will be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market or otherwise.

(b) Use of Proceeds from Sales of Common Stock. Proceeds from the sale of shares of Common Stock pursuant to Awards will constitute general funds of the Company.

(c) Corporate Action Constituting Grant of Awards. Corporate action constituting a grant by the Company of an Award to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate, or letter evidencing the Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Board consents, resolutions or minutes) documenting the corporate action approving the grant contain terms (e.g., exercise price, vesting schedule or number of shares) that are inconsistent with those in the Award Agreement or related grant documents as a result of a clerical error in the Award Agreement or related grant documents, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Award Agreement or related grant documents.

(d) Stockholder Rights. No Participant will be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Award unless and until (i) such Participant has satisfied all requirements for exercise of the Award pursuant to its terms, if applicable, and (ii) the issuance of the Common Stock subject to such Award is reflected in the records of the Company.

(e) No Employment or Other Service Rights. Nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award granted pursuant thereto will confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or affect the right of the Company or an Affiliate to terminate at will (unless otherwise required under Applicable Law) and without regard to any future vesting opportunity that a Participant may have with respect to any Award (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate, or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the U.S. state or non-U.S. jurisdiction in which the Company or the Affiliate is incorporated, as the case may be. Further, nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award will constitute any promise or commitment by the Company or an Affiliate regarding the fact or nature of future positions, future work assignments, future compensation or any other term or condition of employment or service or confer any right or benefit under the Award or the Plan unless such right or benefit has specifically accrued under the terms of the Award Agreement and/or Plan.

(f) Change in Time Commitment. In the event a Participant’s regular level of time commitment in the performance of his or her services for the Company and any Affiliates is reduced (for example, and without limitation, if the Participant is an Employee of the Company and the Employee has a change in status from a full-time Employee to a part-time Employee or takes an extended leave of absence) after the date of grant of any Award to the Participant, the Board may determine, to the extent permitted by Applicable Law, to (i) make a corresponding reduction in the number of shares or cash amount subject to any portion of such Award that is scheduled to vest or become payable after the date of such change in time commitment, and (ii) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Award. In the event of any such reduction, the Participant will have no right with respect to any portion of the Award that is so reduced or extended.

(g) Execution of Additional Documents. As a condition to accepting an Award under the Plan, the Participant agrees to execute any additional documents or instruments necessary or desirable, as determined in the Plan Administrator’s sole discretion, to carry out the purposes or intent of the Award, or facilitate compliance with securities and/or other regulatory requirements, in each case at the Plan Administrator’s request.

(h) Electronic Delivery and Participation. Any reference herein or in an Award Agreement to a “written” agreement or document will include any agreement or document delivered electronically, filed publicly at www.sec.gov (or any successor website thereto) or posted on the Company’s intranet (or other shared electronic medium controlled by the Company to which the Participant has access). By accepting any Award the Participant consents to receive documents by electronic delivery and to participate in the Plan through any on-line electronic system established and maintained by the Plan Administrator or another third party selected by the Plan Administrator. The form of delivery of any Common Stock (e.g., a stock certificate or electronic entry evidencing such shares) shall be determined by the Company.

(i) Clawback/Recovery. All Awards granted under the Plan will be subject to recoupment in accordance with any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the U.S. Dodd-Frank Wall Street Reform and Consumer Protection Act or other Applicable Law and any clawback policy that the Company otherwise adopts, to the extent applicable and permissible under Applicable Law. In addition, the Board may impose such other clawback, recovery or recoupment provisions in an Award Agreement as the Board determines necessary or appropriate, including but not limited to a reacquisition right in respect of previously acquired shares of Common Stock or other cash or property upon the occurrence of Cause. No recovery of compensation under such a clawback policy will be an event giving rise to a Participant’s right to voluntarily terminate employment upon a “resignation for good reason,” or for a “constructive termination” or any similar term under any plan of or agreement with the Company.

(j) Securities Law Compliance. A Participant will not be issued any shares in respect of an Award unless either (i) the shares are registered under the Securities Act; or (ii) the Company has determined that such issuance would be exempt from the registration requirements of the Securities Act. Each Award also must comply with other Applicable Law governing the Award, and a Participant will not receive such shares if the Company determines that such receipt would not be in material compliance with Applicable Law.

(k) Transfer or Assignment of Awards; Issued Shares. Except as expressly provided in the Plan or the form of Award Agreement, Awards granted under the Plan may not be transferred or assigned by the Participant. After the vested shares subject to an Award have been issued, or in the case of a Restricted Stock Award and similar awards, after the issued shares have vested, the holder of such shares is free to assign, hypothecate, donate, encumber or otherwise dispose of any interest in such shares provided that any such actions are in compliance with the provisions herein, the terms of the Trading Policy and Applicable Law.

(l) Effect on Other Employee Benefit Plans. The value of any Award granted under the Plan, as determined upon grant, vesting or settlement, shall not be included as compensation, earnings, salaries, or other similar terms used when calculating any Participant’s benefits under any employee benefit plan sponsored by the Company or any Affiliate, except as such plan otherwise expressly provides. The Company expressly reserves its rights to amend, modify, or terminate any of the Company’s or any Affiliate’s employee benefit plans.

(m) Deferrals. To the extent permitted by Applicable Law, the Board, in its sole discretion, may determine that the delivery of Common Stock or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Award may be deferred and may also establish programs and procedures for deferral elections to be made by Participants. Deferrals will be made in accordance with the requirements of Section 409A.

(n) Section 409A. Unless otherwise expressly provided for in an Award Agreement, the Plan and Award Agreements will be interpreted to the greatest extent possible in a manner that makes the Plan and the Awards granted hereunder exempt from Section 409A, and, to the extent not so exempt, in compliance with the requirements of Section 409A. If the Board determines that any Award granted hereunder is not exempt from and is therefore subject to Section 409A, the Award Agreement evidencing such Award will incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code, and to the extent an Award Agreement is silent on terms necessary for compliance, such terms are hereby incorporated by reference into the Award Agreement. Notwithstanding anything to the contrary in this Plan (and unless the Award Agreement specifically provides otherwise), if the shares of Common Stock are publicly traded, and if a Participant holding an Award that constitutes “deferred compensation” under Section 409A is a “specified employee” for purposes of Section 409A, no distribution or payment of any amount that is due because of a “separation from service” (as defined in Section 409A without regard to alternative definitions thereunder) will be issued or paid before the date that is six months and one day following the date of such Participant’s “separation from service” or, if earlier, the date of the Participant’s death, unless such distribution or payment can be made in a manner that complies with Section 409A, and any amounts so deferred will be paid in a lump sum on the day after such six month period elapses, with the balance paid thereafter on the original schedule.

(o) Choice of Law. This Plan and any controversy arising out of or relating to this Plan shall be governed by, and construed in accordance with, the internal laws of the State of Delaware, without regard to conflict of law principles that would result in any application of any law other than the law of the State of Delaware.

10.	COVENANTS OF THE COMPANY.

The Company will seek to obtain from each regulatory commission or agency, as may be deemed to be necessary, having jurisdiction over the Plan such authority as may be required to grant Awards and to issue and sell shares of Common Stock upon exercise or vesting of the Awards; provided, however, that this undertaking will not require the Company to register under the Securities Act the Plan, any Award or any Common Stock issued or issuable pursuant to any such Award. If, after reasonable efforts and at a reasonable cost, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary or advisable for the lawful issuance and sale of Common Stock under the Plan, the Company will be relieved from any liability for failure to issue and sell Common Stock upon exercise or vesting of such Awards unless and until such authority is obtained. A Participant is not eligible for the grant of an Award or the subsequent issuance of Common Stock pursuant to the Award if such grant or issuance would be in violation of any Applicable Law.

11.	ADDITIONAL RULES FOR AWARDS SUBJECT TO SECTION 409A.

(a) Application. Unless the provisions of this Section of the Plan are expressly superseded by the provisions in the form of Award Agreement, the provisions of this Section shall apply and shall supersede anything to the contrary set forth in the Award Agreement for a Non-Exempt Award.

(b) Non-Exempt Awards Subject to Non-Exempt Severance Arrangements. To the extent a Non-Exempt Award is subject to Section 409A due to application of a Non-Exempt Severance Arrangement, the following provisions of this subsection (b) apply.

(i) If the Non-Exempt Award vests in the ordinary course during the Participant’s Continuous Service in accordance with the vesting schedule set forth in the Award Agreement, and does not accelerate vesting under the terms of a Non-Exempt Severance Arrangement, in no event will the shares be issued in respect of such Non-Exempt Award any later than the later of: (i) December 31st of the calendar year that includes the applicable vesting date, or (ii) the 60th day that follows the applicable vesting date.

(ii) If vesting of the Non-Exempt Award accelerates under the terms of a Non-Exempt Severance Arrangement in connection with the Participant’s Separation from Service, and such vesting acceleration provisions were in effect as of the date of grant of the Non-Exempt Award and, therefore, are part of the terms of such Non-Exempt Award as of the date of grant, then the shares will be earlier issued in settlement of such Non-Exempt Award upon the Participant’s Separation from Service in accordance with the terms of the Non-Exempt Severance Arrangement, but in no event later than the 60th day that follows the date of the Participant’s Separation from Service. However, if at the time the shares would otherwise be issued the Participant is subject to the distribution limitations contained in Section 409A applicable to “specified employees,” as defined in Section 409A(a)(2)(B)(i) of the Code, such shares shall not be issued before the date that is six months following the date of such Participant’s Separation from Service, or, if earlier, the date of the Participant’s death that occurs within such six-month period.

(iii) If vesting of a Non-Exempt Award accelerates under the terms of a Non-Exempt Severance Arrangement in connection with a Participant’s Separation from Service, and such vesting acceleration provisions were not in effect as of the date of grant of the Non-Exempt Award and, therefore, are not a part of the terms of such Non-Exempt Award on the date of grant, then such acceleration of vesting of the Non-Exempt Award shall not accelerate the issuance date of the shares, but the shares shall instead be issued on the same schedule as set forth in the Grant Notice as if they had vested in the ordinary course during the Participant’s Continuous Service, notwithstanding the vesting acceleration of the Non-Exempt Award. Such issuance schedule is intended to satisfy the requirements of payment on a specified date or pursuant to a fixed schedule, as provided under U.S. Treasury Regulations Section 1.409A-3(a)(4).

(c) Treatment of Non-Exempt Awards Upon a Corporate Transaction for Employees and Consultants. The provisions of this subsection (c) shall apply and shall supersede anything to the contrary set forth in the Plan with respect to the permitted treatment of any Non-Exempt Award in connection with a Corporate Transaction if the Participant was either an Employee or Consultant upon the applicable date of grant of the Non-Exempt Award.

(i) Vested Non-Exempt Awards.The following provisions shall apply to any Vested Non-Exempt Award in connection with a Corporate Transaction:

(1) If the Corporate Transaction is also a Section 409A Change in Control then the Acquiring Entity may not assume, continue or substitute the Vested Non-Exempt Award. Upon the Section 409A Change in Control the settlement of the Vested Non-Exempt Award will automatically be accelerated and the shares will be immediately issued in respect of the Vested Non-Exempt Award. Alternatively, the Company may instead provide that the Participant will receive a cash settlement equal to the Fair Market Value of the shares that would otherwise be issued to the Participant upon the Section 409A Change in Control.

(2) If the Corporate Transaction is not also a Section 409A Change in Control, then the Acquiring Entity must either assume, continue or substitute each Vested Non-Exempt Award. The shares to be issued in respect of the Vested Non-Exempt Award shall be issued to the Participant by the Acquiring Entity on the same schedule that the shares would have been issued to the Participant if the Corporate Transaction had not occurred. In the Acquiring Entity’s discretion, in lieu of an issuance of shares, the Acquiring Entity may instead substitute a cash payment on each applicable issuance date, equal to the Fair Market Value of the shares that would otherwise be issued to the Participant on such issuance dates, with the determination of the Fair Market Value of the shares made on the date of the Corporate Transaction.

(ii) Unvested Non-Exempt Awards. The following provisions shall apply to any Unvested Non-Exempt Award unless otherwise determined by the Board or as otherwise required by applicable law.

(1) In the event of a Corporate Transaction, the Acquiring Entity shall assume, continue or substitute any Unvested Non-Exempt Award. Unless otherwise determined by the Board, any Unvested Non-Exempt Award will remain subject to the same vesting and forfeiture restrictions that were applicable to the Award prior to the Corporate Transaction. The shares to be issued in respect of any Unvested Non-Exempt Award shall be issued to the Participant by the Acquiring Entity on the same schedule that the shares would have been issued to the Participant if the Corporate Transaction had not occurred. In the Acquiring Entity’s discretion, in lieu of an issuance of shares, the Acquiring Entity may instead substitute a cash payment on each applicable issuance date, equal to the Fair Market Value of the shares that would otherwise be issued to the Participant on such issuance dates, with the determination of Fair Market Value of the shares made on the date of the Corporate Transaction.

(2) If the Acquiring Entity will not assume, substitute or continue any Unvested Non-Exempt Award in connection with a Corporate Transaction, then such Award shall automatically terminate and be forfeited upon the Corporate Transaction with no consideration payable to any Participant in respect of such forfeited Unvested Non-Exempt Award. Notwithstanding the foregoing, to the extent permitted and in compliance with the requirements of Section 409A, the Board may in its discretion determine to elect to accelerate the vesting and settlement of the Unvested Non-Exempt Award upon the Corporate Transaction, or instead substitute a cash payment equal to the Fair Market Value of such shares that would otherwise be issued to the Participant, as further provided in subsection (e)(ii) below. In the absence of such discretionary election by the Board, any Unvested Non-Exempt Award shall be forfeited without payment of any consideration to the affected Participants if the Acquiring Entity will not assume, substitute or continue the Unvested Non-Exempt Awards in connection with the Corporate Transaction.

(3) The foregoing treatment shall apply with respect to all Unvested Non-Exempt Awards upon any Corporate Transaction, and regardless of whether or not such Corporate Transaction is also a Section 409A Change in Control.

(d) Treatment of Non-Exempt Awards Upon a Corporate Transaction for Non-Employee Directors. The following provisions of this subsection (d) shall apply and shall supersede anything to the contrary that may be set forth in the Plan with respect to the permitted treatment of a Non-Exempt Director Award in connection with a Corporate Transaction.

(i) If the Corporate Transaction is also a Section 409A Change in Control then the Acquiring Entity may not assume, continue or substitute the Non-Exempt Director Award. Upon the Section 409A Change in Control the vesting and settlement of any Non-Exempt Director Award will automatically be accelerated and the shares will be immediately issued to the Participant in respect of the Non-Exempt Director Award. Alternatively, the Company may provide that the Participant will instead receive a cash settlement equal to the Fair Market Value of the shares that would otherwise be issued to the Participant upon the Section 409A Change in Control pursuant to the preceding provision.

(ii) If the Corporate Transaction is not also a Section 409A Change in Control, then the Acquiring Entity must either assume, continue or substitute the Non-Exempt Director Award. Unless otherwise determined by the Board, the Non-Exempt Director Award will remain subject to the same vesting and forfeiture restrictions that were applicable to the Award prior to the Corporate Transaction. The shares to be issued in respect of the Non-Exempt Director Award shall be issued to the Participant by the Acquiring Entity on the same schedule that the shares would have been issued to the Participant if the Corporate Transaction had not occurred. In the Acquiring Entity’s discretion, in lieu of an issuance of shares, the Acquiring Entity may instead substitute a cash payment on each applicable issuance date, equal to the Fair Market Value of the shares that would otherwise be issued to the Participant on such issuance dates, with the determination of Fair Market Value made on the date of the Corporate Transaction.

(e) If the RSU Award is a Non-Exempt Award, then the provisions in this Section 11(e) shall apply and supersede anything to the contrary that may be set forth in the Plan or the Award Agreement with respect to the permitted treatment of such Non-Exempt Award:

(i) Any exercise by the Board of discretion to accelerate the vesting of a Non-Exempt Award shall not result in any acceleration of the scheduled issuance dates for the shares in respect of the Non-Exempt Award unless earlier issuance of the shares upon the applicable vesting dates would be in compliance with the requirements of Section 409A.

(ii) The Company explicitly reserves the right to earlier settle any Non-Exempt Award to the extent permitted and in compliance with the requirements of Section 409A, including pursuant to any of the exemptions available in U.S. Treasury Regulations Section 1.409A-3(j)(4)(ix).

(iii) To the extent the terms of any Non-Exempt Award provide that it will be settled upon a Change in Control or Corporate Transaction, to the extent it is required for compliance with the requirements of Section 409A, the Change in Control or Corporate Transaction event triggering settlement must also constitute a Section 409A Change in Control. To the extent the terms of a Non-Exempt Award provides that it will be settled upon a termination of employment or termination of Continuous Service, to the extent it is required for compliance with the requirements of Section 409A, the termination event triggering settlement must also constitute a Separation From Service. However, if at the time the shares would otherwise be issued to a Participant in connection with a “separation from service” such Participant is subject to the distribution limitations contained in Section 409A applicable to “specified employees,” as defined in Section 409A(a)(2)(B)(i) of the Code, such shares shall not be issued before the date that is six months following the date of the Participant’s Separation From Service, or, if earlier, the date of the Participant’s death that occurs within such six month period.

(iv) The provisions in this subsection (e) for delivery of the shares in respect of the settlement of an RSU Award that is a Non-Exempt Award are intended to comply with the requirements of Section 409A so that the delivery of the shares to the Participant in respect of such Non-Exempt Award will not trigger the additional tax imposed under Section 409A, and any ambiguities herein will be so interpreted.

12.	SEVERABILITY.

If all or any part of the Plan or any Award Agreement is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any portion of the Plan or such Award Agreement not declared to be unlawful or invalid. Any Section of the Plan or any Award Agreement (or part of such a Section) so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

13.	TERMINATION OF THE PLAN.

The Board may suspend or terminate the Plan at any time. No Incentive Stock Options may be granted after the tenth anniversary of the earlier of: (i) the Adoption Date, or (ii) the date the Plan is approved by the Company’s stockholders. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

14.	DEFINITIONS.

As used in the Plan, the following definitions apply to the capitalized terms indicated below:

(a) “Acquiring Entity” means the surviving or acquiring corporation (or its parent company) in connection with a Corporate Transaction.

(b) “Adoption Date” means the date the Plan is first approved by the Board or Compensation Committee, as applicable.

(c) “Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405 promulgated under the Securities Act. The Board may determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.

(d) “Applicable Law” means the Code and any applicable U.S. and non-U.S. securities, exchange control, tax, federal, state, material local or municipal or other law, statute, constitution, principle of common law, resolution, ordinance, code, edict, decree, rule, listing rule, regulation, judicial decision, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Body (including under the authority of any applicable self-regulating organization such as the Nasdaq Stock Market, New York Stock Exchange, or the Financial Industry Regulatory Authority).

(e) “Award” means any right to receive Common Stock, cash or other property granted under the Plan (including an Incentive Stock Option, a Nonstatutory Stock Option, a Restricted Stock Award, an RSU Award, a SAR, a Performance Award or any Other Award).

(f) “Award Agreement” means a written or electronic agreement between the Company and a Participant evidencing the terms and conditions of an Award. The Award Agreement generally consists of the Grant Notice and the agreement containing the written summary of the general terms and conditions applicable to the Award and which is provided, including through electronic means, to a Participant along with the Grant Notice.

(g) “Board” means the Board of Directors of the Company (or its designee). Any decision or determination made by the Board shall be a decision or determination that is made in the sole discretion of the Board (or its designee), and such decision or determination shall be final and binding on all Participants.

(h) “Capital Stock” means each and every class of common stock of the Company, regardless of the number of votes per share

(i) “Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Award after the Adoption Date without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, reverse stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or any similar equity restructuring transaction, as that term is used in Statement of Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto). Notwithstanding the foregoing, the conversion of any convertible securities of the Company will not be treated as a Capitalization Adjustment.

(j) “Cause” will have the meaning ascribed to such term in any written agreement between the Participant and the Company defining such term and, in the absence of such agreement, such term means, with respect to a Participant, the occurrence of any of the following events: (i) such Participant’s commission of any felony or any crime involving fraud, dishonesty or moral turpitude under the laws of the United States or any state thereof; (ii) such Participant’s attempted commission of, or participation in, a fraud or act of dishonesty against the Company, or any of its employees or directors; (iii) such Participant’s intentional, material violation of any contract or agreement between the Participant and the Company, the Company’s employment policies, or of any statutory or other duty owed to the Company; (iv) such Participant’s unauthorized use or disclosure of the Company’s confidential information or trade secrets; or (v) such Participant’s gross misconduct. The determination that a termination of the Participant’s Continuous Service is either for Cause or without Cause will be made by the Company, in its sole discretion. Any determination by the Company that the Continuous Service of a Participant was terminated with or without Cause for the purposes of outstanding Awards held by such Participant will have no effect upon any determination of the rights or obligations of the Company or such Participant for any other purpose.

(k) “Change in Control” or “Change of Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i) any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control shall not be deemed to occur (A) on account of the acquisition of securities of the Company directly from the Company, (B) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person that acquires the Company’s securities in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities, or (C) solely because the level of Ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control shall be deemed to occur;

(ii) there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than 50% of the combined outstanding voting power of the Acquiring Entity in such merger, consolidation or similar transaction or (B) more than 50% of the combined outstanding voting power of the parent of the Acquiring Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction;

(iii) there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than 50% of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; or

(iv) individuals who, on the Adoption Date, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of this Plan, be considered as a member of the Incumbent Board.

Notwithstanding the foregoing or any other provision of this Plan, (A) the term Change in Control shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company, (B) the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant shall supersede the foregoing definition with respect to Awards subject to such agreement; provided, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition shall apply, and (C) with respect to any nonqualified deferred compensation that becomes payable on account of the Change in Control, the transaction or event described in clause (i), (ii), (iii), or (iv) also constitutes a Section 409A Change in Control if required in order for the payment not to violate Section 409A of the Code.

(l)  “Code” means the U.S. Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.

(m) “Committee” means the Compensation Committee and any other committee of one or more Directors to whom authority has been delegated by the Board or Compensation Committee in accordance with the Plan.

(n) “Common Stock” means, as of the IPO Date, the common stock of the Company.

(o) “Company” means Artiva Biotherapeutics, Inc., a Delaware corporation.

(p) “Compensation Committee” means the Compensation Committee of the Board.

(q) “Consultant” means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an Affiliate and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, will not cause a Director to be considered a “Consultant” for purposes of the Plan. Notwithstanding the foregoing, a person is treated as a Consultant under this Plan only if a Form S-8 Registration Statement under the Securities Act is available to register either the offer or the sale of the Company’s securities to such person.

(r) “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Director or Consultant or a change in the Entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, will not terminate a Participant’s Continuous Service; provided, however, that if the Entity for which a Participant is rendering services ceases to qualify as an Affiliate, as determined by the Board, such Participant’s Continuous Service will be considered to have terminated on the date such Entity ceases to qualify as an Affiliate. For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or to a Director will not constitute an interruption of Continuous Service. To the extent permitted by Applicable Law, the Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service will be considered interrupted in the case of (i) any leave of absence approved by the Company or an Affiliate, including sick leave, military leave or any other personal leave, or (ii) transfers between the Company, an Affiliate, or their successors. Notwithstanding the foregoing, a leave of absence will be treated as Continuous Service for purposes of vesting in an Award only to such extent as may be provided in the Company’s leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by Applicable Law. In addition, to the extent required for exemption from or compliance with Section 409A, the determination of whether there has been a termination of Continuous Service will be made, and such term will be construed, in a manner that is consistent with the definition of “separation from service” as defined under U.S. Treasury Regulation Section 1.409A-1(h) (without regard to any alternative definition thereunder).

(s) “Corporate Transaction” means the consummation, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i) a sale or other disposition of all or substantially all, as determined by the Board, of the consolidated assets of the Company and its Subsidiaries;

(ii) a sale or other disposition of at least 50% of the outstanding securities of the Company;

(iii) a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or

(iv) a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

Notwithstanding the foregoing or any other provision of this Plan, (A) the term Corporate Transaction shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company, (B) the definition of Corporate Transaction (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant shall supersede the foregoing definition with respect to Awards subject to such agreement; provided, however, that if no definition of Corporate Transaction or any analogous term is set forth in such an individual written agreement, the foregoing definition shall apply, and (C) with respect to any nonqualified deferred compensation that becomes payable on account of the Corporate Transaction, the transaction or event described in clause (i), (ii), (iii), or (iv) also constitutes a Section 409A Change in Control if required in order for the payment not to violate Section 409A of the Code.

(t) “Director” means a member of the Board.

(u) “determine” or “determined” means as determined by the Board or the Committee (or its designee) in its sole discretion.

(v) “Disability” means, with respect to a Participant, such Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months, as provided in Section 22(e)(3) of the Code, and will be determined by the Board on the basis of such medical evidence as the Board deems warranted under the circumstances.

(w) “Effective Date” means the IPO Date, provided that this Plan is approved by the Company’s stockholders prior to the IPO Date.

(x) “Employee” means any person employed by the Company or an Affiliate. However, service solely as a Director, or payment of a fee for such services, will not cause a Director to be considered an “Employee” for purposes of the Plan.

(y) “Employer” means the Company or the Affiliate that employs the Participant.

(z) “Entity” means a corporation, partnership, limited liability company or other entity.

(aa) “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(bb) “Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” will not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to a registered public offering of such securities, (iv) an Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company; or (v) any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the Effective Date, is the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities.

(cc) “Fair Market Value” means, as of any date, unless otherwise determined by the Board, the value of the Common Stock (as determined on a per share or aggregate basis, as applicable) determined as follows:

(i) If the Common Stock is listed on any established stock exchange or traded on any established market, the Fair Market Value will be the closing sales price for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in a source the Board deems reliable.

(ii) If there is no closing sales price for the Common Stock on the date of determination, then the Fair Market Value will be the closing selling price on the last preceding date for which such quotation exists.

(iii) In the absence of such markets for the Common Stock, or if otherwise determined by the Board, the Fair Market Value will be determined by the Board in good faith and in a manner that complies with Sections 409A and 422 of the Code.

(dd) “Good Reason” has the meaning ascribed to such term in any written agreement between the Participant and the Company defining such term and, in the absence of such agreement, means any of the following actions taken by the Company or a successor corporation or entity, with respect to a Participant, without the consent of such Participant (unless such action is taken in response to conduct by such Participant that constitutes Cause): (1) material reduction of the Participant’s base compensation, other than a reduction that applies generally to all employees of an approximately similar level (e.g., executives, vice presidents, director positions); (2) material reduction in such Participant’s authority, duties or responsibilities; provided, however, that a change in job position (including a change in title) will not be deemed a “material reduction” unless the Participant’s new authority, duties or responsibilities are materially reduced from the prior authority, duties or responsibilities; (3) failure or refusal of a successor to the Company to materially assume the Company’s obligations under each material agreement between such Participant and the Company in the event of a Change in Control; or (4) relocation of such Participant’s principal place of employment that results in an increase in the Participant’s one-way driving distance by more than 50 miles from such Participant’s then-current principal residence. In order to resign for Good Reason, a Participant must provide written notice of the event giving rise to Good Reason to the Company within 90 days after the condition arises, allow the Company 30 days to cure such condition, and if the Company fails to cure the condition within such period, the Participant’s resignation from all positions such Participant then holds with the Company must be effective not later than 90 days after the end of the Company’s cure period.

(ee) “Governmental Body” means any: (i) nation, state, commonwealth, , province, territory, county, municipality, district or other jurisdiction of any nature; (ii) U.S. or non-U.S. federal, state, local, municipal, or other government; (iii) governmental or regulatory body, or quasi-governmental body of any nature (including any governmental division, department, administrative agency or bureau, commission, authority, instrumentality, official, ministry, fund, foundation, center, organization, unit, body or Entity and any court or other tribunal, and for the avoidance of doubt, any Tax authority) or other body exercising similar powers or authority; or (iv) self-regulatory organization (including the Nasdaq Stock Market, New York Stock Exchange, and the Financial Industry Regulatory Authority).

(ff) “Grant Notice” means the notice provided to a Participant that he or she has been granted an Award under the Plan and which includes the name of the Participant, the type of Award, the date of grant of the Award, number of shares of Common Stock subject to the Award or potential cash payment right, (if any), the vesting schedule for the Award (if any) and other key terms applicable to the Award.

(gg) “Incentive Stock Option” means an option granted pursuant to Section 4 of the Plan that is intended to be, and qualifies as, an “incentive stock option” within the meaning of Section 422 of the Code.

(hh) “IPO Date” means the date of the underwriting agreement between the Company and the underwriter(s) managing the initial public offering of the Common Stock, pursuant to which the Common Stock is priced for the initial public offering.

(ii) “Materially Impair” means any amendment to the terms of the Award that materially adversely affects the Participant’s rights under the Award. A Participant’s rights under an Award will not be deemed to have been Materially Impaired by any such amendment if the Board, in its sole discretion, determines that the amendment, taken as a whole, does not materially impair the Participant’s rights. For example, the following types of amendments to the terms of an Award do not Materially Impair the Participant’s rights under the Award: (i) imposition of reasonable restrictions on the minimum number of shares subject to an Option or SAR that may be exercised; (ii) to maintain the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (iii) to change the terms of an Incentive Stock Option in a manner that disqualifies, impairs or otherwise affects the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (iv) to clarify the manner of exemption from, or to bring the Award into compliance with or qualify it for an exemption from, Section 409A; or (v) to comply with other Applicable Laws.

(jj) “Non-Employee Director” means a Director who either (i) is not a current employee or officer of the Company or an Affiliate, does not receive compensation, either directly or indirectly, from the Company or an Affiliate for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction for which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.

(kk) “Non-Exempt Award” means any Award that is subject to, and not exempt from, Section 409A, including as the result of (i) a deferral of the issuance of the shares subject to the Award which is elected by the Participant or imposed by the Company, or (ii) the terms of any Non-Exempt Severance Arrangement.

(ll) “Non-Exempt Director Award” means a Non-Exempt Award granted to a Participant who was a Director but not an Employee on the applicable grant date.

(mm) “Non-Exempt Severance Arrangement” means a severance arrangement or other agreement between the Participant and the Company that provides for acceleration of vesting of an Award and issuance of the shares in respect of such Award upon the Participant’s termination of employment or separation from service (as such term is defined in Section 409A(a)(2)(A)(i) of the Code (and without regard to any alternative definition thereunder)) (“Separation from Service”) and such severance benefit does not satisfy the requirements for an exemption from application of Section 409A provided under U.S. Treasury Regulations Section 1.409A-1(b)(4), 1.409A-1(b)(9) or otherwise.

(nn) “Nonstatutory Stock Option” means any option granted pursuant to Section 4 of the Plan that does not qualify as an Incentive Stock Option.

(oo) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.

(pp) “Option” means an Incentive Stock Option or a Nonstatutory Stock Option to purchase shares of Common Stock granted pursuant to the Plan.

(qq) “Option Agreement” means a written or electronic agreement between the Company and the Optionholder evidencing the terms and conditions of the Option grant. The Option Agreement includes the Grant Notice for the Option and the agreement containing the written summary of the general terms and conditions applicable to the Option and which is provided, including through electronic means, to a Participant along with the Grant Notice. Each Option Agreement will be subject to the terms and conditions of the Plan.

(rr) “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

(ss) “Other Award” means an award based in whole or in part by reference to the Common Stock which is granted pursuant to the terms and conditions of Section 5(c).

(tt) “Other Award Agreement” means a written or electronic agreement between the Company and a holder of an Other Award evidencing the terms and conditions of an Other Award grant. Each Other Award Agreement will be subject to the terms and conditions of the Plan.

(uu) “Own,” “Owned,” “Owner,” or “Ownership” means that a person or Entity will be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.

(vv) “Participant” means an Employee, Director or Consultant to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.

(ww) “Performance Award” means an Award that may vest or may be exercised or a cash award that may vest or become earned and paid contingent upon the attainment during a Performance Period of certain Performance Goals and which is granted under the terms and conditions of Section 5(b) pursuant to such terms as are approved by the Board. In addition, to the extent permitted by Applicable Law and set forth in the applicable Award Agreement, the Board may determine that cash or other property may be used in payment of Performance Awards. Performance Awards that are settled in cash or other property are not required to be valued in whole or in part by reference to, or otherwise based on, the Common Stock.

(xx) “Performance Criteria” means the one or more criteria that the Board will select for purposes of establishing the Performance Goals for a Performance Period. The Performance Criteria that will be used to establish such Performance Goals may be based on any one of, or combination of, the following as determined by the Board: earnings (including earnings per share and net earnings); earnings before interest, taxes and depreciation; earnings before interest, taxes, depreciation and amortization; total stockholder return; return on equity or average stockholder’s equity; return on assets, investment, or capital employed; stock price; margin (including gross margin); income (before or after taxes); operating income; operating income after taxes; pre-tax profit; operating cash flow; sales or revenue targets; increases in revenue or product revenue; expenses and cost reduction goals; improvement in or attainment of working capital levels; economic value added (or an equivalent metric); market share; cash flow; cash flow per share; share price performance; debt reduction; customer satisfaction; stockholders’ equity; capital expenditures; debt levels; operating profit or net operating profit; workforce diversity; growth of net income or operating income; billings; preclinical development related compound goals; financing; regulatory milestones, including approval of a compound; stockholder liquidity; corporate governance and compliance; product commercialization; intellectual property; personnel matters; progress of internal research or clinical programs; progress of partnered programs; partner satisfaction; budget management; clinical achievements; completing phases of a clinical trial (including the treatment phase); announcing or presenting preliminary or final data from clinical trials, in each case, whether on particular timelines or generally; timely completion of clinical trials; submission of INDs and NDAs and other regulatory achievements; partner or collaborator achievements; internal controls, including those related to the Sarbanes-Oxley Act of 2002; research progress, including the development of programs; investor relations, analysts and communication; manufacturing achievements (including obtaining particular yields from manufacturing runs and other measurable objectives related to process development activities); strategic partnerships or transactions (including in-licensing and out-licensing of intellectual property); establishing relationships with commercial entities with respect to the marketing, distribution and sale of the Company’s products (including with group purchasing organizations, distributors and other vendors); supply chain achievements (including establishing relationships with manufacturers or suppliers of active pharmaceutical ingredients and other component materials and manufacturers of the Company’s products); co-development, co-marketing, profit sharing, joint venture or other similar arrangements; individual performance goals; corporate development and planning goals; and other measures of performance selected by the Board or Committee.

(yy) “Performance Goals” means, for a Performance Period, the one or more goals established by the Board for the Performance Period based upon the Performance Criteria. Performance Goals may be based on a Company-wide basis, with respect to one or more business units, divisions, Affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise by the Board (i) in the Award Agreement at the time the Award is granted or (ii) in such other document setting forth the Performance Goals at the time the Performance Goals are established, the Board will appropriately make adjustments in the method of calculating the attainment of Performance Goals for a Performance Period as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; (5) to exclude the effects of items that are “unusual” in nature or occur “infrequently” as determined under generally accepted accounting principles; (6) to exclude the dilutive effects of acquisitions or joint ventures; (7) to assume that any business divested by the Company achieved performance objectives at targeted levels during the balance of a Performance Period following such divestiture; (8) to exclude the effect of any change in the outstanding shares of Common Stock by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; (9) to exclude the effects of stock based compensation and the award of bonuses under the Company’s bonus plans; (10) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to be expensed under generally accepted accounting principles; and (11) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles. In addition, the Board may establish or provide for other adjustment items in the Award Agreement at the time the Award is granted or in such other document setting forth the Performance Goals at the time the Performance Goals are established. In addition, the Board retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of Performance Goals and to define the manner of calculating the Performance Criteria it selects to use for such Performance Period. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the Award Agreement or the written terms of a Performance Award.

(zz) “Performance Period” means the period of time selected by the Board over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to vesting or exercise of an Award. Performance Periods may be of varying and overlapping duration, at the sole discretion of the Board.

(aaa) “Plan” means this Artiva Biotherapeutics, Inc. 2024 Equity Incentive Plan, as amended from time to time.

(bbb) “Plan Administrator” means the person, persons, and/or third-party administrator designated by the Company to administer the day-to-day operations of the Plan and the Company’s other equity incentive programs.

(ccc)  “Post-Termination Exercise Period” means the period following termination of a Participant’s Continuous Service within which an Option or SAR is exercisable, as specified in Section (h).

(ddd) “Prior Plan” means the Artiva Biotherapeutics, Inc. Amended and Restated 2020 Equity Incentive Plan, as amended from time to time.

(eee)  “Prospectus” means the document containing the Plan information specified in Section 10(a) of the Securities Act.

(fff)  “Restricted Stock Award” means an Award of shares of Common Stock which is granted pursuant to the terms and conditions of Section 5(a).

(ggg) “Restricted Stock Award Agreement” means a written or electronic agreement between the Company and a holder of a Restricted Stock Award evidencing the terms and conditions of a Restricted Stock Award grant. The Restricted Stock Award Agreement includes the Grant Notice for the Restricted Stock Award and the agreement containing the written summary of the general terms and conditions applicable to the Restricted Stock Award and which is provided, including by electronic means, to a Participant along with the Grant Notice. Each Restricted Stock Award Agreement will be subject to the terms and conditions of the Plan.

(hhh) “Returning Shares” means shares subject to outstanding stock awards granted under the Prior Plan and that following the Effective Date: (A) are not issued because such stock award or any portion thereof expires or otherwise terminates without all of the shares covered by such stock award having been issued; (B) are not issued because such stock award or any portion thereof is settled in cash; (C) are forfeited back to or repurchased by the Company because of the failure to meet a contingency or condition required for the vesting of such shares; (D) are withheld or reacquired to satisfy the exercise, strike or purchase price; or (E) are withheld or reacquired to satisfy a tax withholding obligation.

(iii) “RSU Award” or “RSU” means an Award of restricted stock units representing the right to receive an issuance of shares of Common Stock which is granted pursuant to the terms and conditions of Section 5(a).

(jjj) “RSU Award Agreement” means a written or electronic agreement between the Company and a holder of an RSU Award evidencing the terms and conditions of an RSU Award grant. The RSU Award Agreement includes the Grant Notice for the RSU Award and the agreement containing the written summary of the general terms and conditions applicable to the RSU Award and which is provided, including by electronic means, to a Participant along with the Grant Notice. Each RSU Award Agreement will be subject to the terms and conditions of the Plan.

(kkk) “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

(lll)  “Rule 405” means Rule 405 promulgated under the Securities Act.

(mmm) “Section 409A” means Section 409A of the Code and the regulations and other guidance thereunder.

(nnn) “Section 409A Change in Control” means a change in the ownership or effective control of the Company, or in the ownership of a substantial portion of the Company’s assets, as provided in Section 409A(a)(2)(A)(v) of the Code and U.S. Treasury Regulations Section 1.409A-3(i)(5) (without regard to any alternative definition thereunder).

(ooo) “Securities Act” means the U.S. Securities Act of 1933, as amended.

(ppp) “Share Reserve” means the number of shares available for issuance under the Plan as set forth in Section 3(a).

(qqq) “Share Reserve Increase Stock” means, as of the applicable time of measurement, the sum of (i) the number of shares of Capital Stock issued and outstanding and (ii) the number of shares of Capital Stock issuable upon the exercise of any pre-funded warrants (without regard to any beneficial ownership limitations).

(rrr) “Stock Appreciation Right” or “SAR” means a right to receive the appreciation on Common Stock that is granted pursuant to the terms and conditions of Section 4.

(sss) “SAR Agreement” means a written agreement between the Company and a holder of a SAR evidencing the terms and conditions of a SAR grant. The SAR Agreement includes the Grant Notice for the SAR and the agreement containing the written summary of the general terms and conditions applicable to the SAR and which is provided to a Participant along with the Grant Notice. Each SAR Agreement will be subject to the terms and conditions of the Plan

(ttt) “Subsidiary” means, with respect to the Company, (i) any corporation of which more than 50% of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation will have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership, limited liability company or other entity in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than 50%.

(uuu) “Tax-Related Items” means any income tax, social insurance, payroll tax, fringe benefit tax, payment on account or other tax-related items arising out of or in relation to a Participant’s participation in the Plan and legally applicable or deemed applicable to the Participant.

(vvv) “Ten Percent Stockholder” means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Affiliate.

(www) “Trading Policy” means the Company’s policy permitting certain individuals to sell Company shares only during certain “window” periods and/or otherwise restricts the ability of certain individuals to transfer or encumber Company shares, as in effect from time to time.

(xxx) “Unvested Non-Exempt Award” means the portion of any Non-Exempt Award that had not vested in accordance with its terms upon or prior to the date of any Corporate Transaction.

(yyy) “Vested Non-Exempt Award” means the portion of any Non-Exempt Award that had vested in accordance with its terms upon or prior to the date of a Corporate Transaction.

artiva PROXY TABULATOR: P.O. BOX 8016, CARY, NC 27512-9903 Your vote matters! Have your ballot ready and please use one of the methods below for easy voting: Your control number Have the 12 digit control number located in the box above available when you access the website and follow the instructions. Artiva Biotherapeutics, Inc. Annual Meeting of stockholders For Stockholders of Record as of July 20, 2026 Tuesday, September 8, 2026 2:00 PM, Pacific Time Annual meeting to be held via the Internet - please visit www.proxydocs.com/ARTV for more details. YOUR VOTE IS IMPORTANT! PLEASE VOTE BY: 2:00 PM, Pacific Time, September 8, 2026. Internet: www.proxypush.com/ARTV Cast your vote online Have your Proxy Card ready Follow the simple instructions to record your vote Phone: 1-866-390-5317 Use any touch-tone telephone Have your Proxy Card ready Follow the simple recorded instructions Mail: Mark, sign and date your Proxy Card Fold and return your Proxy Card in the postage-paid envelope provided Virtual: You must register to attend the meeting online and/or participate at www.proxydocs.com/ARTV This proxy is being solicited on behalf of the Board of Directors The undersigned hereby appoints Fred Aslan, M.D., and Jennifer Bush (the "Named Proxies"), and each or any of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each or any of them, to vote all the shares of capital stock of Artiva Biotherapeutics, Inc. (the "Company") which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof. You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card. PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE Copyright © 2026 BetaNXT, Inc. or its affiliates. All Rights Reserved artiva Artiva Biotherapeutics, Inc. Annual Meeting of Stockholders Please make your marks like this: THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1, 2 AND 3 PROPOSAL 1. To elect two Class II directors named in the Proxy Statement to hold office until the 2029 Annual Meeting of Stockholders and their respective successors are duly elected and qualified, or until their earlier death, resignation or removal. 1.01 Brian Daniels, M.D. 1.02 Laura Stoppel, Ph.D. 2. To ratify the appointment by the Audit Committee of the Board of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2026 3. To approve an amendment to the Company's 2024 Equity Incentive Plan to, among other things, increase the aggregate number of shares of common stock authorized for issuance under the Plan by 5,097,095 shares and include in the calculation of the share reserve increase shares of common stock issuable upon exercise of convertible pre-funded warrants. YOUR VOTE FOR WITHHOLD FOR AGAINST ABSTAIN BOARD OF DIRECTORS RECOMMENDS FOR FOR FOR FOR To conduct any other business properly brought before the meeting. You must register to attend the meeting online and/or participate at www.proxydocs.com/ARTV Authorized Signatures - Must be completed for your instructions to be executed. Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form. Signature (and Title if applicable) Date Signature (if held jointly) Date